                                                                   EXHIBIT 99(d)

Certain confidential information has been omitted from this Exhibit pursuant to a confidential treatment request filed separately with the Commission. The omitted information is indicated by the symbol "***" at each place in the Exhibit where the omitted information appeared in the original.


                              AMENDED AND RESTATED

                                   AGREEMENT

                                      FOR

                   ENGINEERING, PROCUREMENT AND CONSTRUCTION

                                    BETWEEN

                          REPUBLIC PAPERBOARD COMPANY

                                      AND

                               FLUOR DANIEL, INC.

                                RELATING TO THE

                                  LAWTON MILL


                           Dated As Of June 26, 1998

                               TABLE OF CONTENTS


ARTICLE 1    GENERAL PROVISIONS..............................   1
  1.1          Team Relationship.............................   1
  1.2          Architect/Engineer............................   1
  1.3          Definitions...................................   2
  1.4          Contract Time.................................   3

ARTICLE 2    FLUOR DANIEL'S RESPONSIBILITIES.................   3
  2.1          Description of Work...........................   3
  2.2          Drawings and Specifications...................   4
  2.3          Construction Phase Services...................   4
  2.4          Royalties, Patents and Copyrights.............   6
  2.5          Purchase of Machinery and Equipment...........   6

ARTICLE 3    OWNER'S RESPONSIBILITIES........................   7
  3.1          Construction Phase Responsibilities...........   7
  3.2          Start-Up Responsibilities.....................   7
  3.3          Taxes.........................................   8
  3.4          Environmental Responsibilities................   8

ARTICLE 4    SUBCONTRACTS....................................   8
  4.1          Retaining Subcontractors......................   8
  4.2          Management of Subcontractors..................   8
  4.3          Assignment of Subcontract Agreements..........   8

ARTICLE 5    CHANGES IN THE WORK.............................   8
  5.1          Change Orders.................................   8
  5.2          Procedure for Changes.........................   8
  5.3          Emergencies...................................   9
  5.4          Scope Change Order............................   9

ARTICLE 6    COMPENSATION....................................   9
  6.1          Reimbursable Costs............................   9
  6.2          Fixed Price...................................   9
  6.3          Fixed Fee.....................................   9
  6.4          Schedule and Cost Incentive Fees..............   9
  6.5          Value Awareness...............................  10
  6.6          Rework and Warranty Cost......................  10
  6.7          Non-Reimbursable Items........................  10
  6.8          Example.......................................  11

ARTICLE 7    TERMS OF PAYMENT................................  11
  7.1          Funding of Reimbursable Costs.................  11
  7.2          [Intentionally Omitted.]......................  12

  7.3          Payment of Fixed Prices and Fees................  12
  7.4          Final Payment...................................  12
  7.5          Interest........................................  13

ARTICLE 8    WARRANTIES AND GUARANTEES.........................  13
  8.1          Fluor Daniel Services Warranty..................  13
  8.2          Construction Warranty...........................  14
  8.3          Accounting for Rework and Warranty Costs........  14
  8.4          Third Party Warranty and Guarantee..............  15
  8.5          Limitations.....................................  15
  8.6          Delivery of Certificates and Other Materials....  16

ARTICLE 9    INDEMNIFICATION...................................  16
  9.1          Bodily Injury and Property Damage Liability.....  16
  9.2          Protection of the Facilities....................  16
  9.3          Owner's Property ...............................  17
  9.4          Limitations ....................................  17

ARTICLE 10   INSURANCE.........................................  17
  10.1         Commitment......................................  17
  10.2         Certificates....................................  18
  10.3         Professional Liability Insurance................  18

ARTICLE 11   TRANSFER AND ACCEPTANCE...........................  18
  11.1         Care, Custody and Control.......................  18
  11.2         Acceptance of the Work..........................  19
  11.3         Limitation......................................  19

ARTICLE 12   TERMINATION, CANCELLATION AND SUSPENSION..........  19
  12.1         Termination by Owner for Default................  19
  12.2         Termination by Fluor Daniel for Default.........  20
  12.3         Cancellation for Convenience....................  20
  12.4         Suspension by Owner.............................  20

ARTICLE 13   SAFETY, ENVIRONMENTAL.............................  21
  13.1         Compliance with Laws............................  21
  13.2         Pre-Existing Conditions.........................  21

ARTICLE 14   FORCE MAJEURE.....................................  22

ARTICLE 15   INTELLECTUAL PROPERTY.............................  23
  15.1         Title to Plans and Drawings and Specifications..  23
  15.2         Secrecy Agreements..............................  23
  15.3         Patents.........................................  23

ARTICLE 16   DISPUTE RESOLUTION................................  23
  16.1         General Disputes................................  23
  16.2         Disputes........................................  24
  16.3         Waiver of Jury Trial............................  24

ARTICLE 17   GENERAL PROVISIONS................................  24
  17.1         Independent Contractor..........................  24
  17.2         Related Party Contracts.........................  24
  17.3         Assignment......................................  25
  17.4         Audit and Maintenance of Records................  25
  17.5         Liens...........................................  25
  17.6         Surplus Material................................  25
  17.7         Notices.........................................  25
  17.8         Representations and Remedies....................  26
  17.9         Damages.........................................  26
  17.10        Solicitation of Employment......................  27
  17.11        Interpretation..................................  27
  17.12        Entire Agreement................................  28
  17.13        Venue...........................................  29



EXHIBIT 1 -  Scope of the Work
EXHIBIT 2 -  Cost Estimate Basis
EXHIBIT 3 -  Detail Cost Estimate Report
EXHIBIT 4 -  Drawings
EXHIBIT 5 -  Commercial Terms
EXHIBIT 6 -  Schedule
EXHIBIT 7 -  Voith Sulzer Paper Technology "As Purchased" Technical
             Specifications dated 26 March 1998
EXHIBIT 8 -  Environmental Documents

                              AMENDED AND RESTATED
                                   AGREEMENT
                                      FOR
                   ENGINEERING, PROCUREMENT AND CONSTRUCTION


     THIS AMENDED AND RESTATED AGREEMENT (the "Agreement") for the performance of services is executed on July 21, 1998, but is effective for all purposes as of June 26, 1998, between REPUBLIC PAPERBOARD COMPANY ("Owner") and FLUOR DANIEL, INC. ("Fluor Daniel").

     WHEREAS, Owner and Fluor Daniel entered into a letter of intent dated March 24, 1998, as amended (collectively, the "Letter of Intent"), relating to Owner's new recycled paperboard mill to be constructed in Oklahoma (the "Facilities");

     WHEREAS, Owner desires to contract with Fluor Daniel to perform all necessary engineering, procurement and construction services in connection with the Facilities, as specifically set forth and described in this Agreement and
Exhibit 1 attached hereto (the "Work");
---------

     WHEREAS, Fluor Daniel has agreed to design and build the Facilities;

     WHEREAS, Owner and Fluor Daniel entered into an Agreement for Engineering, Procurement and Construction dated June 26, 1998 (the "Original Agreement") that superseded the Letter of Intent except as otherwise provided therein; and

     WHEREAS, Owner and Fluor Daniel desire to amend and restate the Original Agreement to reflect certain changes;

     NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto mutually agree is follows:


                                   ARTICLE 1
                               GENERAL PROVISIONS


1.1  Team Relationship.  Owner and Fluor Daniel agree to proceed with the Work
     -----------------
on the basis of trust, good faith and fair dealing.

1.2  Architect/Engineer.  Architectural and engineering services shall be
     ------------------
procured from licensed, independent design professionals retained by Fluor Daniel or furnished by licensed employees of Fluor Daniel or by such other persons permitted by the law of the State of Oklahoma to perform such services. The person or entity providing the primary architectural and engineering services shall be referred to as the "Architect/Engineer." Such primary architectural and engineering services shall be procured pursuant to a separate agreement between Fluor Daniel and the Architect/Engineer. Fluor Daniel will be responsible to Owner for the acts and omissions of the Architect/Engineer as well as any of its own employees and others who provide architectural and engineering services to the same extent that Fluor Daniel is responsible to Owner for other services rendered hereunder. The Architect/Engineer for the Work is Marathon Engineers/Architects/Planners, LLC.

1.3  Definitions.
     -----------

     (a) "Change Order."  A written instrument, issued after execution of this
          ------------
Agreement, signed by Owner and Fluor Daniel stating their agreement upon a change and the adjustment in the cost of the Work, Drawings and Specifications, Construction Phase Services and/or the date of Substantial Completion or any portion of the Work.

     (b) "Contamination."  Any substance or material identified now or in the
          -------------
future as hazardous under any federal, state or local law or regulation, or any other substance or material which may be considered hazardous or otherwise subject to statutory or regulatory requirements governing handling, disposal and/or clean-up present at the site that has not been introduced to the site by Fluor Daniel or any Subcontractor.

     (c) "Contract Documents."  All of the following:
          ------------------

          (i)   this Agreement and the Exhibits hereto;

          (ii) Change Orders and written amendments to this Agreement signed by both Owner and Fluor Daniel; and

          (iii) the start-up and commissioning plan and schedule referred to in
Section 2.3(p) below.

In case of any inconsistency, conflict or ambiguity among the Contract Documents, the Contract Documents shall govern in the order in which they are listed above.

     (d)  "Day."  A calendar day.
           ---

     (e)  "Equipment Vendor."  An entity with which Fluor Daniel has contracted
           ----------------
to purchase machinery and equipment for the Facilities, but that does not install such machinery and equipment at the Facilities, including, but not limited to, Voith Sulzer Paper Technology North America, Inc. and the suppliers of the boiler and any other Equipment Vendors, all of which will be selected by Owner after the execution of this Agreement.

     (f)  "Final Completion."  The point at which Fluor Daniel has completed all
           ----------------
the Work, all permits that Fluor Daniel is required to obtain have been obtained, all releases of liens have been received, a final payment application has been submitted and all other things required to be done by Fluor Daniel for full use and occupancy of the Facilities by Owner have been done.

     (g) "Mechanical Completion."  The point at which the Facilities, or the
          ---------------------
applicable portion thereof, have been erected in accordance with the drawings, specifications, codes, applicable laws and regulations. At this point testing, checks and motor rotations have been completed and accepted by Owner, and the Facilities, or the applicable portion thereof, are ready for raw material to be introduced to the process.

     (h) "Schedule."  A schedule of the Work prepared by Fluor Daniel and
          --------
attached hereto as Exhibit 3 that includes the dates for the start and
                   ---------
completion of the various construction activities in connection with the Facilities, including the dates on which information and approvals are required from Owner. The Schedule will be revised as required by the conditions of the Work and as agreed to by the Parties.

     (i) "Subcontractor."  A person or entity who has an agreement with Fluor
          -------------
Daniel to perform any portion of the Work. The term Subcontractor includes the Architect/Engineer but does not include an Equipment Vendor in its capacity as an Equipment Vendor.

     (j) "Substantial Completion."  The date on which construction is
          ----------------------
sufficiently complete in accordance with the Contract Documents so that Owner can occupy or utilize the Facilities as contemplated by the Contract Documents, unless the parties otherwise agree for a portion of the Facilities. This date shall be confirmed by a certificate of Substantial Completion signed by Owner and Fluor Daniel. The certificate shall state the respective responsibilities of Owner and Fluor Daniel for security, maintenance, heat, utilities, damage to the Facilities and insurance. The certificate shall also list the items to be completed or corrected, and establish the time for their completion and correction.

     (k) "Target Completion Dates."  The target completion date for Substantial
          -----------------------
Completion is as set forth on Exhibit 6.
                              ---------

     (l) "Value Awareness Program."  The value awareness program is as described
          -----------------------
on Exhibit 5 hereto.
   ---------

1.4  Contract Time.  Fluor Daniel agrees to accomplish Substantial Completion of
     -------------
the Work not later than November 19, 1999.


                                   ARTICLE 2
                        FLUOR DANIEL'S RESPONSIBILITIES


2.1  Description of Work.  Fluor Daniel agrees to provide all necessary
     -------------------
engineering, procurement and construction services, and all raw materials, equipment (including equipment provided by Equipment Vendors), tools and supplies, necessary for the design and construction of the Facilities, including, without limitation, those specifically set forth and described in the Exhibits hereto. Fluor Daniel's services shall include, without limitation, all
--------
engineering, procurement and construction services necessary to integrate the equipment supplied by

Equipment Vendors into the Facilities. The parties agree that any and all work done by Fluor Daniel prior to the date of this Agreement and pursuant to the Letter of Intent shall be considered to be Work pursuant to the terms of, and governed by, this Agreement.

2.2  Drawings and Specifications.  Fluor Daniel shall submit for Owner's written
     ---------------------------
approval drawings and specifications (the "Drawings and Specifications") based on the other Contract Documents or any further development of such Contract Documents that have been approved in writing by the Owner, including, without limitation, those drawings and specifications called for by Exhibit 4. The
                                                            ---------
Drawings and Specifications shall set forth in detail the requirements for construction of the Facilities, and shall be based upon and shall comply with all applicable codes, laws or regulations enacted at the time of their preparation. Construction shall be in accordance with these approved Drawings and Specifications. One set of Drawings and Specifications shall be furnished to Owner prior to commencement of construction.

2.3  Construction Phase Services.  The Construction Phase will commence upon the
     ---------------------------
issuance by Owner of a written notice to proceed. As required for the Work, Fluor Daniel shall, subject to the terms and provisions of this Agreement:

     (a) Furnish all necessary construction supervision, inspection, construction equipment, labor, materials, tools and subcontracted items;

     (b) Furnish all necessary supervisors, engineers, designers, draftsmen and other personnel necessary for the preparation of drawings and specifications;

     (c) Furnish all necessary buyers, inspectors, expediters and all other personnel necessary to procure all materials, supplies and equipment;

     (d) Furnish all necessary supervisors, foremen, skilled and unskilled labor, and all other personnel; provided that, to the extent available, such personnel shall be individuals with Fluor Daniel experience;

     (e) Procure or supply all necessary machinery, equipment, materials, expendable construction items and supplies, related services, subcontracts and construction utilities;

     (f) Prepare, submit, update and revise, as necessary, the Schedule and an estimate of the cost of the Work ("Cost Estimate");

     (g) Give all notices and comply with all laws and ordinances legally enacted at the date of execution of the Agreement that govern the proper performance of the Work;

     (h) Obtain all licenses which are required to be obtained by and in the name of Fluor Daniel in connection with the Work and the Facilities, and assist and provide Owner with support in obtaining the permits and licenses described in Article 3.1(b);

     (i) Supply, or to the extent not available directly to Fluor Daniel procure, all necessary major construction tools and equipment, and supply small tools and consumables;

     (j) Keep such full and detailed accounts as may be necessary for proper financial management under this Agreement. Owner shall be afforded access to all Fluor Daniel's records relating to Reimbursable Costs and Rework and Warranty Costs (in the case of Rework and Warranty Costs, if such costs exceed the Warranty Limit), books, correspondence, instructions, drawings, receipts, vouchers, memoranda and similar data relating to this Agreement (collectively, the "Records"), and shall have the right to audit such Records for a period of three years after the final payment. Fluor Daniel shall preserve all such Records for such three-year period, after the final payment, or longer where required by law;

     (k) At all times, maintain the site of the Facilities and Work free from debris and waste materials resulting from the Work, and at the completion of the Work, remove from the premises all construction equipment, tools, surplus materials, waste materials and debris;

     (l) Appoint one or more individuals who shall be authorized to act on behalf of Fluor Daniel and with whom Owner may consult at all reasonable times, and whose instructions, requests and decisions will be binding upon Fluor Daniel as to all matters pertaining to this Agreement and the performance of the parties hereunder. The individuals referred to in the preceding sentence shall be Carl Fisher or an alternate designated in writing by Fluor Daniel and approved by Owner, such approval not to be unreasonably withheld or delayed;

     (m) Manage and administer all Equipment Vendors' and other suppliers' warranties and guarantees through the completion of any performance tests or the expiration of workmanship or warranties whichever occurs later;

     (n) Provide assistance to Owner in determining the applicable taxes related to the operation and maintenance of the Facilities;

     (o) Investigate the site of the Facilities to confirm that the site is clean and free of aboveground or underground obstructions, fissures, faults or other similarly hidden features, which could reasonably be expected to interfere with the completion of the Facilities, and obtain soil data which shall be evidence to such effect;

     (p) Prepare the start-up and commissioning plan and schedule for the Facilities in conjunction with Owner and subject to approval by Owner, such approval not to be unreasonably withheld or delayed, and provide necessary personnel to support Owner in the start-up referred to as Owner's responsibility in Section 3.2; and

     (q) Provide Owner's On-Site Representative with full access to the job site and to all Records, allow the Owner's On-Site Representative to attend and participate in all construction meetings (other than confidential, internal Fluor Daniel meetings), deliver copies of all minutes of such meetings to the Owner's On-Site Representative, advise Owner's On-Site Representative in writing of any rework or warranty work to be performed, including an estimate of the cost of such work (such estimate to be provided not later than three business days after the commencement of such rework or warranty work), and prepare and deliver to Owner a monthly report in summary form setting forth the rework and warranty work performed during such period, the details of which report shall be determined by mutual agreement of the parties.

All personnel furnished by Fluor Daniel shall be fully qualified to perform all functions that are assigned to them.

2.4  Royalties, Patents and Copyrights.  Fluor Daniel shall pay all royalties
     ---------------------------------
and license fees which may be due on the inclusion of any patented or copyrighted materials, methods or systems selected by Fluor Daniel and incorporated in the Work or the Facilities. Fluor Daniel shall defend, indemnify and hold Owner harmless from all suits or claims for infringement of any patent rights or copyrights arising out of such selection.

2.5  Purchase of Machinery and Equipment.
     -----------------------------------

     (a) Fluor Daniel shall acquire for resale to Owner all machinery and equipment for the Facilities (collectively the "Facilities Equipment") and perform other services in connection therewith, including, without limitation, the expediting, inspection and administration necessary to the furnishing of all or any part of such Facilities Equipment, all as required by Owner.

     (b) Purchases under this Section 2.5 shall be made on printed "purchase order" forms mutually agreed to by Owner and Fluor Daniel which shall contain such provisions as are necessary to comply with applicable sales and use tax requirements and to assure the availability of exemptions from applicable sales and use taxes.

     (c) Fluor Daniel shall be responsible for negotiating purchase orders for the Facilities Equipment and monitoring the performance of purchase orders for the Facilities Equipment. In the event an Equipment Vendor fails to perform under its purchase order with Fluor Daniel, until the sale, re-sale or transfer of the Facilities Equipment to Owner pursuant to Section 7.1(d) Fluor Daniel shall pursue the remedies available under such purchase order for such Equipment Vendor's failure to perform, and Owner will cooperate with Fluor Daniel in connection therewith.

     (d) Owner agrees that the machinery or equipment purchased hereunder for installation at, addition to, or incorporation into the Work or Facilities is for sale, re-sale or other transfer to the Owner. Following the sale, re-sale or transfer thereof by Fluor Daniel to Owner pursuant to Section 7.1(d), all obligations relating to the purchase, performance or operation of such machinery or equipment shall be as transferred or passed through by its manufacturers or vendors. Therefore, following the sale, re-sale or transfer thereof by Fluor Daniel to Owner pursuant to Section 7.1(d), Owner hereby indemnifies, releases and holds Fluor Daniel forever harmless from any and all purchase, performance and/or operation obligations, including, but not limited to, warranty, indemnity, and all personal or property damages related to or occurring from the user of such machinery of equipment, except that Fluor Daniel will render reasonable assistance to Owner for the purpose of enforcing warranties and guaranties against Equipment Vendors as provided in Section 8.2 and except that this indemnity and release does not extend to Fluor

Daniel's Work relating to the installation of such machinery and equipment (as distinguished from the machinery and equipment itself).

     (e) Fluor Daniel as a policy requires payment and performance bonds from Subcontractors and Equipment Vendors for contracts involving the supply of goods and services and purchases of machinery and equipment, as applicable, where the contract price exceeds a predetermined level. Owner may in certain cases desire not to require such payment and performance bonds to reduce costs. Fluor Daniel will consult with Owner whenever under Fluor Daniel's policies a payment or performance bond would be required of a Subcontractor or an Equipment Vendor.
If Owner instructs Fluor Daniel in writing to waive the requirement for a payment or performance bond from the Subcontractor or the Equipment Vendor, (i) Fluor Daniel shall not require a payment or performance bond from the Subcontractor or the Equipment Vendor, as applicable, and (ii) Fluor Daniel shall have no liability or obligation to Owner for any loss or damage suffered by Owner as a result of the failure of such Subcontractor or Equipment Vendor to have furnished a payment or performance bond.

                                   ARTICLE 3
                            OWNER'S RESPONSIBILITIES

3.1  Construction Phase Responsibilities.  Owner shall at such times as may be
     -----------------------------------
required by Fluor Daniel for the successful and expeditious completion of the
Work:

     (a) Provide a site for the construction of the Facilities, suitable access thereto and an adequate area or areas adjoining such site for Fluor Daniel's office, warehouse, craft change rooms, shop buildings, welding facilities, materials storage, lay-down area and employee parking;

     (b) Obtain any process and other licenses which are required for the Facilities, except where such licenses are specifically identified as being the responsibility of Fluor Daniel as part of its Work and provide Fluor Daniel with any necessary governmental allocation or priorities and obtain all permits and licenses required to be taken out in the name of Owner which are necessary for the performance of the Work; and

     (c) Appoint one or more individuals who shall be authorized to act on behalf of Owner, with whom Fluor Daniel may consult at all reasonable times, and whose instructions, requests and decisions will be binding upon Owner as to all matters pertaining to this Agreement and the performance of the parties hereunder. The individuals referred to in the preceding sentence shall be James Nelson, Todd T. Brown, and an on-site representative to observe the performance of the Work ("Owner's On-Site Representative"). The Owner's On-Site Representative shall, to the extent reasonably applicable, comply with all job site rules established for Fluor Daniel's own on-site personnel.

3.2  Start-Up Responsibilities.  Owner shall start up the Facilities in
     -------------------------
accordance with the start-up and commissioning plan and schedule described in
Section 2.3(p) and shall and provide all personnel, feedstock and supplies necessary for commissioning, start-up, operation and maintenance thereof.

3.3  Taxes.  Owner shall pay all taxes assessed against the Facilities,
     -----
including sales taxes, if any, on Fluor Daniel lump sum amounts included in Articles 6.2 and 6.3.

3.4  Environmental Responsibilities.  Owner shall advise of the existence and,
     ------------------------------
to the extent required by law, undertake the abatement and disposal of any Contamination which is encountered by Fluor Daniel in the performance of the Work. Fluor Daniel hereby acknowledges the receipt of copies of all documents listed on Exhibit 8 hereto.
          ---------


                                   ARTICLE 4
                                  SUBCONTRACTS


Work not performed by Fluor Daniel with its own forces shall be performed by Subcontractors.

4.1  Retaining Subcontractors.  Owner shall have the right to approve all
     ------------------------
Subcontractors. Fluor Daniel shall not retain any Subcontractor to whom Owner has objected. In no case shall Owner's approval of any subcontract relieve Fluor Daniel of any of its obligations under this Agreement.

4.2  Management of Subcontractors.  Fluor Daniel shall be responsible for the
     ----------------------------
management of the Subcontractors in the performance of their portions of the Work.

4.3  Assignment of Subcontract Agreements.  Fluor Daniel shall provide for
     ------------------------------------
assignment of Subcontractor agreements in the event that Owner terminates this Agreement for cause as provided in Section 12.1. Following such termination, Owner shall notify in writing those Subcontractors whose assignments will be accepted, subject to the rights of sureties.


                                   ARTICLE 5
                              CHANGES IN THE WORK


5.1  Change Orders.  Changes in the Work which are within the general scope of
     -------------
this Agreement may be accomplished by Change Order without invalidating this Agreement.

5.2  Procedure for Changes.  Owner may initiate a change by advising Fluor
     ---------------------
Daniel in writing of the change believed to be necessary. As soon thereafter as practicable, Fluor Daniel shall prepare and forward to Owner an estimate of the cost and schedule impact of the change, and advise Owner of any effect the change may have on Fluor Daniel's ability to comply with any of its obligations under this Agreement, including its ability to comply with warranties and guarantees. Fluor Daniel shall be reimbursed for the reasonable costs incurred to prepare such estimate. Owner shall advise Fluor Daniel in writing of its approval or disapproval of the change. If Owner approves the change, Fluor Daniel and Owner shall prepare a Change Order and Fluor Daniel shall perform the Work as changed. Fluor Daniel may initiate changes by advising Owner in writing that in Fluor Daniel's opinion a change is necessary; provided,
                                                                 --------
however, that Fluor Daniel shall not proceed with any Work related to such a
-------
change until it has received written approval from Owner to do so. Thereafter, the change shall be handled as if initiated by Owner. Notwithstanding the foregoing provisions of this Section 5.2, if the change is due to rework or warranty work under Article 8, the rework and warranty work and the cost of the estimate shall be treated as Rework and Warranty Costs in accordance with
Article 8.

5.3  Emergencies. In any emergency affecting the safety of persons and/or
     -----------
property, Fluor Daniel shall act, in its reasonable judgment, to prevent threatened damage, injury or loss. Any change in the cost of the Work or Fluor Daniel's fees under Sections 6.2 and 6.3, and any extension of the date of Substantial Completion, on account of emergency work shall be determined as provided in this Article.

5.4  Scope Change Order.  Fluor Daniel and Owner agree that the design of the
     ------------------
project is not complete and that Change Orders may be necessary in connection with design development. For purposes of this Agreement a "Scope Change Order" is a Change Order (or a portion thereof) that represents the addition of a new feature to, or the deletion of a planned feature of, the existing design of the project, but does not include a Change Order (or a portion thereof) that represents the completion, detailing or refinement of already existing designs, concepts or plans for the project.


                                   ARTICLE 6
                                  COMPENSATION


6.1  Reimbursable Costs.  The term "Reimbursable Costs" shall include all costs
     ------------------
incurred by Fluor Daniel that are specifically described in Exhibit 5 as
                                                            ---------
Reimbursable Costs.

6.2  Fixed Price.  The total fixed price for the services and other items that
     -----------
are listed as included within the Fixed Price in Exhibit 5 is $***. The total
                                                 ---------
price for temporary construction equipment (as defined in Section 3.1 of Exhibit
                                                                         -------
2) and for Craft Burdens and Benefits (as defined in Section 3.2 of Exhibit 2)
-                                                                   ---------
shall be determined in accordance with the formulas set forth in Section 2.0 of

Exhibit 5 and shall not include the cost of any equipment supplied by Equipment
---------
Vendors.

6.3  Fixed Fee.  The total fixed fee payable to Fluor Daniel is $***, and the
     ---------
fixed fee will be payable to Fluor Daniel in accordance with the Payment Schedule as described in Exhibit 5. For all Scope Change Orders authorized
                         ---------
under Section 5.2, the total fixed fee will be adjusted by an amount equal to
1.33 percent of the amount of the Change Order.

6.4  Schedule and Cost Incentive Fees.  All fees earned under Sections 6.4(a)
     --------------------------------
and (b) will be payable (or credited) to Fluor Daniel or Owner within 30 days following Final Completion.

     (a) Fluor Daniel shall be paid a schedule incentive of $*** per day for each day that Substantial Completion precedes the Target Substantial Completion Date (as reflected on Exhibit 6) up to a maximum total of $***. Fluor Daniel's
                      ---------
fixed fee described in Section 6.3 will be reduced by $*** per day for each day that Substantial Completion exceeds the Target Substantial Completion Date up to a maximum reduction of $***.

     (b) Fluor Daniel will be paid a cost incentive equal to *** percent of any amount that the actual total installed project cost (as defined in Section 4.0 of Exhibit 5) is less than the Target Price (as defined in Section 4.0 of
   ---------
Exhibit 5) up to a maximum cost incentive award of $***. Fluor Daniel's fixed
---------
fee described in Section 6.3 will be reduced by an amount equal to *** percent of any amount that the actual total installed project cost is more than the Target Price up to a maximum reduction of $***.

6.5  Value Awareness.  Fluor Daniel shall be paid an amount equal to *** percent
     ---------------
of the aggregate amount of all Value Awareness cost savings. The Value Awareness Program will be described in the Project Procedures Manual, as such manual will be agreed upon by the parties, Value Awareness cost savings will be administered using the procedure for Changes in The Work as described in Section
5.2 and will be payable as described in the Project Procedures Manual. For purposes of calculating the cost incentive described in Section 6.4, the cumulative Value Awareness cost savings will be subtracted from the target price.

Owner agrees to implement an incentive program for the craft workers and architect/engineer which cost shall be reimbursable and be part of total installed project cost. Fluor Daniel agrees to implement an incentive program for the Fluor Daniel staff which cost shall be borne by Fluor Daniel. Fluor Daniel will prepare and administer these programs, Owner shall have the right to approve the program for craft workers and architect/engineer, and Owner will have final authority for the release of any payments pursuant to the reimbursable programs.

6.6  Rework and Warranty Cost.  Included in the fixed price as described in
     ------------------------
Section 6.2 is the total cost for Fluor Daniel's rework and warranty obligations, as described in Article 8 of this Agreement which is $***; provided, however, that if Change Orders are authorized under Section 5.2, the aggregate cost of which exceeds ***% of the Target Price (the "Agreed Amount"), then there shall be added to the fixed price under Section 6.2, an amount equal to ***% of the amount by which the Change Orders have caused the Agreed Amount to be exceeded. (For reference purposes, the parties agree that the date of execution of this Agreement, the Target Price is $***.)

6.7  Non-Reimbursable Items.  The following costs and expenses are included in
     ----------------------
Sections 6.2, 6.3, 6.4 and 6.6 and, as such, are expressly not reimbursable or payable directly to Fluor Daniel:

     (a) Fluor Daniel's officers and managers, including, without limitation, the Chairman of the Board, President, Vice Presidents (except as provided for herein), Secretary, Treasurer and Controller except that the costs and expenses of those managers listed on Exhibit 6, when directly engaged in the Work, shall
                            ---------
be reimbursable under Section 6.1;

     (b) Fluor Daniel's medical personnel, when not directly engaged in the Work, as well as office and maintenance personnel, consisting of sales, public relations and advertising personnel, telephone and teletype operators, guards, word processors, accountants, bookkeepers, receptionists, mail room, janitorial and maintenance employees;

     (c) Home office general expenses, including, without limitation, other personnel expenses, depreciation, rent and maintenance of home office facilities, furniture, office equipment, light, heat, cafeteria service and parking space;

     (d) General overhead expenses, including, without limitation, the development of engineering and construction standards and programs not specific to the Work, entertainment and charitable and other contributions;

     (e) Property taxes on Fluor Daniel's real and personal property at the home office and sites other than the site of the Facilities and taxes assessed against net income; and

     (f) Any and all costs incurred by Fluor Daniel in connection with its maintenance of the Records or in connection with any audit by Owner of the Records pursuant to Section 2.3(j) above; and

     (g) Rework and Warranty Costs (as defined below), except to the except otherwise provided in Section 8.2(b).

6.8  Example.  An example of the method of calculation of the Schedule and Cost
     -------
Incentive Fees, Value Awareness and Cost Incentive Program for Craft Workers is shown in Section 5.0 of Exhibit 5.
                        ---------


                                   ARTICLE 7
                                TERMS OF PAYMENT


7.1  Funding of Reimbursable Costs.
     -----------------------------

     (a) Owner shall fund the Work by establishing and maintaining payable and general disbursement bank-draft, interest-fund or other zero-balance accounts. Fluor Daniel shall administer such funds and be paid its invoiced Reimbursable Costs therefrom, weekly, in accordance with the procedures set forth in the Project Procedures Manual, as such manual will be agreed upon by the parties. Commencing on or about the first day of the calendar month following execution of this Agreement and weekly thereafter, Fluor Daniel shall furnish Owner with a billing covering fees and costs accrued during the previous week, plus any interest due under Section 7.6.

     (b) Fluor Daniel agrees, warrants and guarantees that title to the Facilities, all Facilities Equipment, all other materials and equipment and any other property resulting from the Work covered by an application for payment, whether or not incorporated in the Facilities, will pass to Owner free and clear of all liens, claims, security interests or encumbrances, including, without limitation, any mechanic's or materialmen's liens (hereinafter referred to as "Liens"), upon receipt of full payment under such application by Fluor Daniel. Fluor Daniel shall obtain releases or waivers of any Liens of Subcontractors or other Equipment Vendors as a condition to payment of such Subcontractors or Equipment Vendors for their services or material and equipment supplied.

     (c) Owner's progress payments or occupancy or use of the Facilities, whether in whole or in part, shall not be deemed an acceptance of any defective Work or property resulting from any defective Work or Work or property not conforming to the requirements of the Contract Documents.

     (d) All Facilities Equipment shall be resold to Owner pursuant to bills of sale or other instruments or agreements mutually acceptable to Fluor Daniel and Owner and consistent with the terms of this Agreement.

7.2  [Intentionally Omitted.]

7.3  Payment of Fixed Prices and Fees.  The Fixed Price will be paid in
     --------------------------------
installments based on the schedule set forth in Exhibit 5.  The fixed fee under
                                                ---------
Section 6.3 and the fee for rework and warranty obligations under Section 6.6 shall be payable upon the terms and conditions more specifically described in
Exhibit 5.
---------

7.4  Final Payment.
     -------------

     (a) Final payment, consisting of any unpaid balance of all amounts due hereunder shall be due and payable when Final Completion has occurred. Before issuance of final payment, Owner may request satisfactory evidence that all payrolls, materials bills and other indebtedness connected with the Work have been paid or otherwise satisfied.

     (b) In making final payment Owner waives all claims against Fluor Daniel, except for:

          (i)    Fluor Daniel's responsibility to remove all outstanding Liens;

          (ii)   improper workmanship or defective materials;

          (iii)  Work not in conformance with the Contract Documents;

          (iv) terms of any special warranties and indemnities under the Contract Documents; and

          (v)    those claims previously made in writing which remain unsettled.

     (c) In accepting final payment, Fluor Daniel waives all claims, except the terms of any special indemnities under the Contract Documents and those claims previously made in writing which remain unsettled.

7.5  Interest.  If Fluor Daniel advances any of its funds for payment of
     --------
Reimbursable Costs and Fixed Prices and if Owner is delinquent in the reimbursement of such funds, or if any payments of fees hereunder are delinquent, interest shall accrue on, the amounts so advanced or which are delinquent from the date of the advance or due date until Fluor Daniel is reimbursed or paid at in annual rate equal to one and twenty-five hundredths (1.25) times the prime rate then currently charged by the Chase Manhattan Bank in New York, New York, but in no event shall such rate exceed the maximum legal rate allowed by applicable usury laws. Payment of interest shall not excuse or cure any default or delay in payment of amounts due. Notwithstanding the foregoing provisions of this Section 7.6, no interest shall accrue on any amounts claimed by or owed to Fluor Daniel which Owner has disputed in good faith by written notice to Fluor Daniel.


                                   ARTICLE 8
                           WARRANTIES AND GUARANTEES


8.1  Fluor Daniel Services Warranty.
     ------------------------------

       (a) Fluor Daniel warrants it and its Subcontractors shall perform the engineering, procurement and other services to be performed under this Agreement and the Contract Documents that are not Construction Work (as defined below) in accordance with the current standards of professional care and diligence normally practiced by recognized firms in performing services of similar nature. If, prior to Substantial Completion of the Facilities and/or during the one-year period following Substantial Completion of the Facilities, it is shown that there is an error in the Work as a result of Fluor Daniel's or a Subcontractor's failure to meet those standards and Owner has notified Fluor Daniel in writing of any such error prior to the end of that one-year period, Fluor Daniel shall perform such corrective services as, subject to the limitations in Sections 8.2(a), (b) and (c), may be necessary to remedy such error, as well as any and all of the Construction Phase Services described in Section 2.3, as may be necessary to remedy such error.


     (b) Notwithstanding the foregoing provisions of subsection 8.1(a), if, prior to Substantial Completion of the Facilities and/or during the one-year period following Substantial Completion of the Facilities, it is shown that there is an error in the Work as a result of the Architect/Engineer's failure to meet the current standards of professional care and diligence normally practiced by recognized firms in performing design services of a similar nature and Owner has notified Fluor Daniel in writing of any such error prior to the end of that one-year period, Fluor Daniel and/or the Architect/Engineer shall perform, solely at their cost, such corrective services as may be necessary to remedy such error, including, without limitation, additional Drawings and Specifications, as well as any and all of the Construction Phase Services described in Section 2.3, as may be necessary to remedy such error; provided that Fluor Daniel's obligations under this Section 8.1(b) shall be subject to the limitations in Sections 8.2(a), (b) and (c).

8.2  Construction Warranty.  Fluor Daniel warrants that all materials and
     ---------------------
equipment (other than equipment supplied by Equipment Vendors) furnished pursuant to this Agreement will be new, of good quality and in conformance with the Contract Documents and free from defects; provided, however, that such warranty will not apply to materials and equipment covered by warranties by Equipment Vendors in favor of or passed through to Owner and delivered to Owner pursuant to Sections 8.4 and 8.6(b). Fluor Daniel warrants that it and its Subcontractors will perform their construction services that are part of the Work (the "Construction Work") in accordance with the current standards of care and diligence normally practiced by recognized construction firms in performing services of a similar nature and that such Construction Work shall be free from material defects in workmanship. If, prior to Substantial Completion of the Facilities and/or during the one (1) year period following Substantial Completion of the Facilities, it is shown that there is an error in the Construction Work as a result of Fluor Daniel's or a Subcontractor's failure to meet those standards and Owner has notified Fluor Daniel in writing of any such error prior to the end of that one-year period, Fluor Daniel shall re-perform such Construction Work and take such other action as may be necessary to remedy such error. If any such Work, materials or equipment is covered by a warranty from a third party, Fluor Daniel shall cooperate with Owner in seeking recovery under such warranty.

     (a) All costs incurred by Fluor Daniel in performing such corrective services and warranty work shall be borne by Fluor Daniel until the aggregate amount of such costs reaches a total of ***% of the total direct cost of the Work. (For reference purposes, the parties agree that at the date of execution of this Agreement the total direct cost of the Work is estimated to be $***.) (The aforesaid ***% of the total direct cost of the work shall be referred to as the "Warranty Limit.")

     (b) If Owner requires Fluor Daniel to perform such corrective services or warranty work that exceeds the Warranty Limit, all costs in excess of the Warranty Limit incurred in performing such corrective services and warranty work shall be reimbursable costs due Fluor Daniel under Sections 6.1 and 7.1 hereof; provided, however, if such corrective services or warranty work are required due to the gross negligence or willful misconduct of Fluor Daniel's or a Subcontractor's supervisory personnel down through the level of project superintendents, procurement managers and lead process engineers, then such costs will be borne by Fluor Daniel.

     (c) In no event shall Fluor Daniel, under any Section of this Agreement whatsoever, be obligated to perform any corrective services or warranty work or pay any rework or warranty costs once the aggregate total of such rework or warranty costs exceeds $***, and in no event shall Owner be obligated to pay any additional fee to Fluor Daniel in connection with any corrective services or warranty work under this Article 8.

8.3  Accounting for Rework and Warranty Costs.  Fluor Daniel shall utilize cost
     ----------------------------------------
accounting systems sufficient to accurately account for all costs of re-performing Work that does not meet the warranties and guarantees contained in this Article 8 and other warranty costs (collectively,

"Rework and Warranty Costs") and shall accurately record in such accounting system all such Rework and Warranty Costs incurred prior to Substantial Completion of the Facilities and during the one-year period following Substantial Completion.

8.4  Third Party Warranty and Guarantee.
     ----------------------------------

     (a) Fluor Daniel shall, for the protection of Owner, demand from all Equipment Vendors, suppliers and Subcontractors from which Fluor Daniel procures machinery, equipment or materials or services, warranties and guarantees with respect to such machinery, equipment, materials or services, which shall be passed through and made available to Owner to the full extent of the terms thereof. Fluor Daniel's liability with respect to machinery, equipment and materials or services obtained from Equipment Vendors shall be limited to procuring warranties and guarantees from such Equipment Vendors upon which by their respective terms, both Fluor Daniel and Owner may specifically rely, and rendering all reasonable assistance to Owner for the purpose of enforcing the same. The limitations on the warranty obligations of Fluor Daniel under Section 8.1, 8.2 and 8.5 shall not apply to any warranties or guarantees of any Equipment Vendor, supplier or Subcontractor under this Section 8.4.

     (b) Fluor Daniel agrees that prior to seeking reimbursement from Owner pursuant to Section 8.2(b) relating to the failure to meet standards or an error that is attributable to a Subcontractor or supplier (other than an Equipment Vendor), it will pursue all available remedies against such Subcontractor or supplier, including, if necessary, the filing and diligent prosecution of a suit to final judgment or settlement. Notwithstanding the above, to the extent that Fluor Daniel has been unable to cause such Subcontractor or supplier to perform the corrective services or pay its cost of performing such corrective services within six months after the date reimbursement from Owner would otherwise be due under Section 8.2(b), Owner shall reimburse Fluor Daniel for its unrecovered costs to the extent required by such Section. In that event, Flour Daniel will assign its claim to the Owner while continuing to pursue recovery on the Owner's behalf.

8.5  Limitations.  Fluor Daniel shall have no warranty obligation or liability
     -----------
for any errors or defects in the Work to the extent that: (i) the warranty claim is attributable to Fluor Daniel's reliance upon or use of data, design criteria, drawings, specifications or other information furnished by Owner (it being agreed that any data, design criteria, drawings, specifications or other information furnished by an Equipment Vendor or prepared by Fluor Daniel or its Subcontractors is not furnished by Owner); or (ii) the warranty claim is attributable to the failure of Owner to operate and maintain the Facilities in a reasonable manner in accordance with industry standards. Owner shall provide Fluor Daniel an opportunity to make such tests and perform such remedial services as Fluor Daniel deems appropriate in its reasonable discretion to investigate the warranty claim. Fluor Daniel shall conduct any such testing promptly after notice of any such warranty claim. If it is necessary to perform a shut-down of the Facilities to allow investigation of the warranty claim, Owner and Fluor Daniel shall coordinate such Facility shutdown, if any, during the warranty period in a manner designed to minimize disruption of Owner's production at the Facilities.

8.6  Delivery of Certificates and Other Materials.
     --------------------------------------------

     (a) Fluor Daniel shall secure all certificates of inspection, testing or approval that are required by law to be obtained for the Facilities, including, without limitation, a certificate reflecting that all pressure vessels in the Facilities meet the code requirements of the American Society of Mechanical Engineers (the "ASME"). Fluor Daniel shall deliver such certificates to Owner within 30 Days of Substantial Completion of the Work.

     (b) Fluor Daniel shall collect all written warranties and equipment manuals and deliver them to Owner.

                                   ARTICLE 9
                                INDEMNIFICATION

9.1  Bodily Injury and Property Damage Liability.  To the fullest extent
     -------------------------------------------
permitted by law, Fluor Daniel shall indemnify, defend and hold harmless Owner, Owner's consultants, agents, employees and other representatives of any of them, from and against any and all claims, damages, losses and expenses, including, without limitation, attorneys' fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself or other Owner's property covered by Owner's property insurance) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of Fluor Daniel, anyone directly or indirectly employed by Fluor Daniel, any subcontractor of Fluor Daniel or anyone for whose acts Fluor Daniel may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge or reduce other rights or obligations of indemnity which otherwise exist as to a party or person described in this
Section 9.1.  In claims against any person or entity indemnified under this
Section 9.1 by an employee of Fluor Daniel, anyone directly or indirectly employed by Fluor Daniel or any subcontractor of Fluor Daniel or anyone for whose acts Fluor Daniel may be liable, the indemnification obligation under this
Section 9.1 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for Fluor Daniel or any subcontractor of Fluor Daniel under workers' compensation acts, disability benefit acts or other employee benefit acts.

9.2  Protection of the Facilities.  Fluor Daniel shall be responsible for and
     ----------------------------
obligated to replace, repair or reconstruct, and to furnish any material, equipment or supplies furnished by Fluor Daniel which are lost, damaged or destroyed prior to transfer of care, custody and control of the Facilities or the affected portion thereof to Owner. Fluor Daniel shall be entitled to receive the proceeds, if any, of insurance maintained pursuant to Section 10.1(c) which relate specifically to the material, equipment or supplies replaced, repaired or reconstructed by Fluor Daniel. Owner assumes all responsibility for such loss, damage or destruction after such transfer of care, custody and control to Owner.

9.3  Owner's Property.  Commencing with the Substantial Completion of the
     ----------------
Facilities, or if by agreement of the parties, any portion thereof is transferred to the care, custody and control of Owner prior to Substantial Completion, then upon such transfer, Owner will maintain property damage insurance fully covering the Facilities from the risk of loss or damage, shall name Fluor Daniel as an additional loss payee on such insurance policy and shall cause its insurers to waive rights of subrogation against Fluor Daniel and its vendors and subcontractors under any insurance which Owner may carry.

9.4  Limitations.  Fluor Daniel shall have no obligation to Owner with respect
     -----------
to any damage or loss to property caused by the perils of war, insurrection, revolution, nuclear reaction or other like perils as may be excluded under the scope and limits of the insurance coverage provided pursuant to Section 10.1.


                                  ARTICLE 10
                                   INSURANCE


10.1 Commitment.  Commencing with the performance of its Work hereunder, and
     ----------
continuing until the order of acceptance of the Work or termination of this Agreement (except with regard to "Builder's Risk" Course of Construction Insurance which shall commence and continue for the period specified in subparagraph (c) below), Fluor Daniel shall maintain, or in the case of Section 10.1(d) cause Equipment Vendors to maintain, standard insurance policies as follows:

     (a) Workers' Compensation and/or all other social insurance in accordance with the statutory requirements of the state, province or country having jurisdiction over Fluor Daniel's employees who are engaged in the Work, with Employer's Liability of One Million Dollars ($1,000,000) for each accident;

     (b) Commercial General Liability, including Automobile (owned, non-owned or hired vehicle) Insurance in a combined single limit of Two Million Dollars ($2,000,000) for each occurrence for bodily injury to or death of persons and/or loss of or damage to property of parties other than Owner, which policy shall contain contractual liability coverage;

     (c) "Builder's Risk" Course of Construction Insurance protecting the respective interests of Owner, Fluor Daniel and Fluor Daniel's Subcontractors of all tiers covering physical loss or damage (the "Builder's Risk Policy"). The Builder's Risk Policy shall have an effective date commencing with the Construction Phase and continuing during the course of construction and testing at least until Substantial Completion of the Facilities as described on
Exhibit 1. The Builder's Risk Policy shall cover any and all materials and
---------
equipment for the Facilities, while in transit (other than in the course of ocean marine or air transit movement, which is to be provided for pursuant to subsection (d) below), while at the job site, awaiting and during erection, and until transfer of care, custody and control of the Facilities or portion thereof to Owner pursuant to Section 11.1. The Builder's Risk Policy shall be maintained to cover the replacement value of the Facilities at risk. This insurance shall not cover losses caused by the perils of war or nuclear action as defined in the policy of insurance nor shall it cover loss of use, business interruption or loss of product. Owner shall be included as an additional loss payee and Fluor Daniel shall cause its insurer to waive rights of subrogation against Owner under such insurance. A deductible of Twenty-Five Thousand Dollars ($25,000) shall apply to each and every covered loss, except earthquake, flood, windstorm, hot testing and other deductibles as specified in the contract of insurance and the policy limit shall not be less than $***;

     (d) Ocean Marine Cargo Insurance covering any and all materials and equipment which may be in transit to the job site by wet marine bottoms, or by air transportation and/or by connecting conveyances. Such insurance shall be maintained in sufficient amounts to cover the full replacement value of the materials and equipment at risk and the policy limit shall not be less than the declared value of such shipments; and

     (e) Deductibles paid as part of this Article 10 shall be reimbursed as part of Section 6.1, but without prejudice to any rights Owner may have under Section 7.5(b) and Article 8.

10.2 Certificates.  The foregoing insurance shall be maintained with carriers
     ------------
satisfactory to Owner, and the terms of coverage shall be as evidenced by certificates to be furnished to Owner. Such certificates shall provide that thirty (30) Days' written notice shall be given to Owner prior to cancellation of any policy.

10.3 Professional Liability Insurance.  Fluor Daniel shall cause the
     --------------------------------
Architect/Engineer to maintain professional liability insurance for claims arising from the negligent performance of professional services under this Agreement written for not less than $5,000,000 in the aggregate per year with a deductible not to exceed $2,000. These requirements shall be continued in effect for two years after the date of Substantial Completion. If the Architect/Engineer retains consultants for a portion of the design, Fluor Daniel shall cause their professional liability insurance coverage, including deductible amounts, to be as set forth in this Section 10.3. The Parties hereto acknowledge and agree that no rights of Owner to take any action against the Architect/Engineer in connection with the Work conducted by the Architect/Engineer with respect to the Facilities shall be limited in any way by any provisions of this Agreement.


                                  ARTICLE 11
                            TRANSFER AND ACCEPTANCE


11.1 Care, Custody and Control.  When Fluor Daniel believes that the Facilities
     -------------------------
are Substantially Complete and ready for operation, it shall so advise owner. Unless Owner shall advise Fluor Daniel within five business days thereafter why the Facilities are not Substantially Complete and ready for operation, Substantial Completion shall be deemed to have occurred and the care, custody and control thereof shall pass to Owner at the expiration of such five business days. In any event, the care, custody and control of the Facilities or portion thereof pass to Owner no later than the time when Owner takes physical possession thereof. From and after the date of the transfer of the care, custody and control of the Facilities or Phase thereof, Owner shall assume all risks of physical loss or damage thereto and shall and does hereby release Fluor Daniel from, and Owner will and shall cause its insurers to waive rights of subrogation against Fluor Daniel and its vendors and Subcontractors for, loss or damage to the Facilities which may thereafter occur. Notwithstanding the foregoing limitation, if by agreement with Owner Fluor Daniel transfers to Owner the care, custody and control of a portion of the Facilities at such time as Fluor Daniel or its Subcontractors are continuing the Work on other portions of the Facilities, Owner shall not assume any risks of physical loss or damage caused by Fluor Daniel or its Subcontractors, to the remainder of the Facilities as to which care, custody and control have not been turned over to Owners, and Owner shall not release Fluor Daniel from, or cause its insurers to waive rights of subrogation against Fluor Daniel, its vendors and Subcontractors for, any such loss or damage to the Facilities.

11.2 Acceptance of the Work.  When Fluor Daniel deems it has completed the Work,
     ----------------------
it shall so notify Owner in writing. Within five business days thereafter, Owner shall advise Fluor Daniel in writing of any defects in the Work, other than defects that are not reasonably ascertainable by Owner within such five business day period, for which Fluor Daniel is responsible under this Agreement. As soon as any such defects are corrected (or as soon as the five business day period for such notice has expired if Owner does not advise Fluor Daniel of any such defects within the period), Owner shall accept the Work in writing or the Work shall be deemed accepted; provided, however, that Owner shall not be deemed
                               --------  -------
to have accepted the Work to the extent of any defects that are not reasonably ascertainable by Owner within such five business day period.

11.3 Limitation.  Notwithstanding the foregoing provisions, nothing in this
     ----------
Article 11 shall affect the respective rights of the parties under Section 7.5 and under Articles 8 and 9 hereof.


                                  ARTICLE 12
                   TERMINATION, CANCELLATION AND SUSPENSION


12.1 Termination by Owner for Default.  Should Fluor Daniel become insolvent or
     --------------------------------
bankrupt, or should Fluor Daniel commit a substantial breach of a material provision of this Agreement, and should Fluor Daniel thereafter fail to commence proceedings in good faith to remedy such breach within ten (10) Days after written demand by Owner and thereafter to proceed diligently in remedying the same and to remedy the same within 45 Days, then Owner may terminate this Agreement and enter upon the premises and take possession thereof and at the same time instruct Fluor Daniel to remove from the premises all of its tools, equipment and supplies, or Owner may take possession of any and all of such tools, equipment and supplies for the purpose of completing the Work. Upon any such termination, Fluor Daniel shall be compensated for all reasonable costs then incurred and the portion of the Fixed Price accrued to such date in accordance with the provisions of Sections 6.1 and 6.2 hereof, plus the earned portion of the Fixed Fee provided for in Section 6.3, less any costs incurred by Owner to transition the Work to another contractor. In the event that Owner uses any of Fluor Daniel's equipment or tools,

Owner shall return the same to Fluor Daniel in good condition and repair, reasonable wear and tear excepted, and shall pay Fluor Daniel for the use thereof as provided in Section 6.1.

12.2 Termination by Fluor Daniel for Default.  Should Owner become insolvent or
     ---------------------------------------
bankrupt or commit a substantial breach of a material provision of this Agreement and: (i) fail to remedy the same within ten (10) Days after written notice thereof from Fluor Daniel, if the breach constitutes a failure to pay money or (ii) fail to commence proceedings to remedy the same within ten (10) Days after written notice thereof from Fluor Daniel and thereafter to proceed diligently in remedying the same and to remedy such default within 45 Days, if the breach is other than to pay money, then Fluor Daniel may, at its option, suspend performance of the Work or terminate this Agreement. Should Fluor Daniel so suspend such performance or terminate this Agreement, it shall be paid for all reasonable costs incurred and the portion of the Fixed Price accrued to the date of suspension/termination in accordance with the provisions of Sections
6.1 and 6.2, including any reasonable cancellation charges by vendors and Subcontractors, and the reasonable cost of all standby and demobilization/remobilization expenses plus the earned portion of the Fixed Fee provided for in Section 6.3 based on the percent of the Work that has been Substantially Completed.

12.3 Cancellation for Convenience.  Owner reserves the right to cancel the Work
     ----------------------------
hereunder upon notice in writing to Fluor Daniel (a "Cancellation for Convenience"). Should the Work be so canceled by Owner, Fluor Daniel shall be paid for all costs incurred and the portion of the Fixed Price accrued to date of cancellation and through demobilization in accordance with Sections 6.1 and
6.2 hereof, including any reasonable cancellation charges by vendors and Subcontractors, in accordance with the provisions of Article 6, and, if such Cancellation for Convenience is at any time after Owner gives Fluor Daniel a notice to proceed in accordance with Section 2.3, the earned portion of the Fixed Fee provided for in Section 6.3 based on the percent of the Work that has been completed. In the event Owner elects to utilize another contractor for the performance of all or a part of the cancelled Work within a one (1) year period following the cancellation of the Work, Owner shall pay a cancellation charge equal to any remaining portion of the Fixed Fee that has not theretofore been paid, which amount shall be due and payable upon the recommencement by the contractor of the previous cancelled Work. Owner acknowledges and agrees that the cancellation charge has been agreed after negotiations as the parties' reasonable estimate of Fluor Daniel's lost business opportunities.

12.4 Suspension by Owner.  Owner reserves the right to suspend the Work upon ten
     -------------------
(10) Days' written notice to Fluor Daniel, unless Fluor Daniel agrees in writing to a shorter notice period. Should the Work be so suspended, Fluor Daniel shall be paid for all costs incurred and the portion of the Fixed Price then accrued in accordance with the provisions of Sections 6.1 and 6.2 and the portion of the Fixed Fee under Section 6.3 earned for Work performed to the date of suspension and through demobilization, including any suspension or cancellation charges by vendors and Subcontractors. When a suspension equals or exceeds ninety (90) Days in the aggregate, Fluor Daniel may elect to treat such suspension as a Cancellation for Convenience of Owner pursuant to Section 12.3; provided,
                                                                --------
however, that such suspension may not be treated as a Cancellation for
-------
Convenience if the suspension is the result of: (i) identification of Contamination or any other environmental condition on the premises; (ii) a breach by Fluor

Daniel of its obligations under this Agreement; or (iii) failure of Owner to obtain any environmental permits required for the Work.


                                  ARTICLE 13
                     SAFETY, ENVIRONMENTAL AND OTHER LAWS


13.1 Compliance with Laws.
     --------------------

     (a) Fluor Daniel shall design the Facilities so that the Facilities are capable of complying with all applicable safety, environmental and other laws, rules and regulations in force at the effective date of this Agreement. If during the course of the Work, any questions should arise regarding safety, environmental or other regulated aspects of the Work, Fluor Daniel and Owner shall mutually agree upon any changes required in the Work and such changes shall be treated as changes in the Work under Article 5;

     (b) Fluor Daniel shall take necessary precautions for the safety of its employees on the Work, shall comply with all applicable provisions of federal, state and municipal safety laws to prevent accidents or injury to persons on, about or adjacent to the site of the Facilities or the Work and shall cause its Subcontractors to do likewise. Fluor Daniel, directly or through its Subcontractors, shall erect and properly maintain at all times, as required by the conditions and progress of the Work, necessary safeguards for the protection of workers and the public. Fluor Daniel, however, shall not be responsible for the elimination or abatement of safety hazards created or otherwise resulting from Work at the site carried on by Owner or its employees, agents, separate contractors or tenants. Owner agrees to cause its employees, agents, separate contractors and tenants to abide by and fully adhere to all applicable provisions of federal, state and municipal safety laws and regulations. The above provision shall not relieve Subcontractors of their responsibility for the safety of persons or property in the performance of their work, nor for compliance with all applicable provisions of relevant laws. Fluor Daniel shall, and shall require each Subcontractor to, have an appropriate safety program covering the Subcontractor's employees;

     (c) During the course of construction Fluor Daniel shall perform its Work in accordance with applicable laws, rules, regulations and orders relating to environmental concerns; and

     (d) From and after transfer to Owner of care, custody and control of the Facilities or portion thereof, Owner assumes all responsibility for compliance by the Facilities or any portion thereof with applicable safety, environmental and other laws, rules and regulations and orders.

13.2 Pre-Existing Conditions
     -----------------------

     (a) Owner warrants it has disclosed or it shall immediately disclose as information becomes available to it: (i) any and all reports, test results, public records and other sources of information known to Owner which show areas of Contamination at the site and
(ii) all other material information known by Owner and relevant to the conduct of the Work at the site. Anything herein to the contrary notwithstanding, as between Owner and Fluor Daniel, legal responsibility and liability for any and all Contamination shall at all times remain with Owner.

     (b) Owner shall, at Owner's sole expense and risk, arrange for handling, storage, transportation, treatment and delivery for disposal of Contamination. Owner shall be solely responsible for obtaining a disposal site for such material. Owner shall look to the disposal facility and/or transporter for any responsibility or liability arising from improper disposal or transportation of such waste. Fluor Daniel shall not have or exert any control over Owner in Owner's obligations or responsibilities as a generator in the storage, transportation, treatment or disposal of any Contamination. Owner shall complete and execute any required governmental forms relating to regulated activities, including, but not limited to, generation storage, handling, treatment, transportation or disposal of Contamination. Owner shall indemnify, release and save Fluor Daniel harmless from all damages or penalties paid by Owner or Fluor Daniel resulting from Contamination.


                                  ARTICLE 14
                                 FORCE MAJEURE


     Any delays in or failure of performance by Owner or Fluor Daniel, other than payment of money, shall not constitute a default hereunder if and to the extent such delays or failures of performance are caused by occurrences beyond the reasonable control of Owner or Fluor Daniel, as the case may be, including but not limited to: (i) acts of God or the public enemy; (ii) expropriation or confiscation of facilities; (iii) compliance with any order of any governmental authority; (iv) changes in law; (v) acts of war (declared or undeclared), hostilities or acts of terrorism; (vi) rebellion or sabotage or damage resulting therefrom; (vii) fires, floods or other unusually severe weather conditions, (i.e. tornadoes, hurricanes, blizzards, etc.); (viii) explosions; (ix) accidents; (x) riots or strikes or other concerted acts of workmen, whether direct or indirect; or (xi) any causes, whether or not of the same class or kind as those specifically above named, which are not within the control of Owner or Fluor Daniel respectively, and which by the exercise of reasonable diligence, Owner or Fluor Daniel, respectively, is unable to prevent. Fluor Daniel's scheduled completion date shall be adjusted to account for any force majeure delay and it shall be reimbursed by Owner under Article 2 for all costs incurred in connection with or arising from a force majeure event, including, but not limited to, those costs incurred in the exercise of reasonable diligence to avoid or mitigate a force majeure event. Notwithstanding anything to the contrary contained herein, the parties agree that Fluor Daniel will not be entitled to relief under this Article for delays or failures of performance caused by or resulting from the acts or omissions of its Subcontractors, suppliers or the Equipment Vendors.

                                  ARTICLE 15
                             INTELLECTUAL PROPERTY


15.1  Title to Plans and Drawings and Specifications.  The Drawings and
      ----------------------------------------------
Specifications shall become the property of Owner. Fluor Daniel acknowledges and agrees that the specific designs embodied in the Work and the Facilities, the cost of the Work and the Facilities, the cost of materials and equipment, and all other costs hereunder, the performance and other specifications of the Facilities and the machinery and equipment, including, without limitation, the paper machine operating speed, design capacity, mill layout, and operating procedures, are confidential and proprietary information of Owner (the "Confidential Information"). Fluor Daniel also acknowledges and agrees that Owner would be damaged by the disclosure of the Confidential Information to Owner's competitors or to others, and by the use or knowledge of the Confidential Information in connection with the performance of similar work for any of Owner's competitors or others. Accordingly, Fluor Daniel agrees that it will maintain the confidentiality of, and not disclose to persons other than its employees, subcontractors, suppliers and the Equipment Vendors with a specific need to know such information and who have executed similar confidentiality agreements (and only to the extent of such specific need), the Confidential Information or use the Confidential Information other than in the performance of its Work hereunder. Nothing herein shall be construed as limiting Fluor Daniel's ownership of all rights to use its basic know-how, experience and skills, whether or not acquired during performance of the Work, or to perform any independently developed engineering design or other services for any other party.

15.2  Secrecy Agreements.  Any written agreements between Fluor Daniel and Owner
      ------------------
entered into prior to the effective date hereof relating to secrecy or confidentiality of information exchanged between Fluor Daniel and Owner shall be deemed incorporated herein by reference as if fully set forth in this Agreement.

15.3  Patents.  Fluor Daniel agrees to include, as a term or condition of each
      -------
purchase order and each subcontract entered into by it in the performance of the Work, a patent indemnification provision extending from the Equipment Vendor, other supplier or Subcontractor under such purchase order or subcontract to Owner and Fluor Daniel. Fluor Daniel further agrees to render such assistance to Owner is may be reasonably required on a reimbursable cost basis to enforce the terms of such indemnification by Equipment Vendors, other suppliers and Subcontractors. In addition, Fluor Daniel shall indemnify and hold harmless Owner from and against any and all claims, disputes, actions or proceedings resulting from patent, trademark, copyright or other infringement arising from the performance of the Work.


                                  ARTICLE 16
                              DISPUTE RESOLUTION


16.1  General Disputes.  In the event of a dispute between the parties arising
      ----------------
under or relating to this Agreement which cannot be amicably resolved by the individuals appointed pursuant to

Sections 2.3(l) and 3.1(c) hereof, such dispute shall, in the first instance, be referred to a representative of senior management of the parties hereto for resolution.

16.2  Disputes.
      --------

      (a) In the event a dispute arises pursuant to the provisions of Article 5 hereof, which is unresolved pursuant to Section 16.1, solely at the parties'
                                                      ---------------------
mutual option, such dispute may be decided by binding arbitration with the firm
-------------
of Judicial Arbitration & Mediation Services, Inc. ("JAMS"), acting as the sole arbitrator.

      (b) All claims, disputes and other matters in question arising out of or relating to this Agreement or the breach thereof, if the parties mutually agree, may be decided by mediation or arbitration by JAMS in accordance with the Rules of Practice and Procedure of JAMS (the "Rules").

      (c) If the parties agree to arbitrate a dispute pursuant to Subsections
(a) or (b) above, except as specifically modified by this Subsection, the Rules shall govern. In the event of a dispute pursuant to the provisions of Article 5 hereof, the Rules shall be modified by changing the stated time periods to five
(5) Days in Rules 2, 5-D and 7.D.

      (d) If the parties agree to arbitrate a dispute pursuant to Subsections
(a) or (b) above, judgment may be entered on the award, the award may be judicially enforced, the award will be final and binding and no appeal may be taken on the grounds of error in the application of the law or finding of fact.

16.3  Waiver of Jury Trial.  Solely at the parties' mutual option, the parties
      --------------------   ------------------------------------
may agree to knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect to any litigation based hereon, or arising out of, under, or in connection with, this Agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of Owner or Fluor Daniel.


                                  ARTICLE 17
                              GENERAL PROVISIONS


17.1  Independent Contractors.  Fluor Daniel shall be an independent contractor
      -----------------------
with respect to the Work to be performed hereunder. Neither Fluor Daniel nor its subcontractors, nor the employees of either, shall be deemed to be the servants, employees, or agents of Owner.

17.2  Related Party Contracts.  Fluor Daniel may have portions of the Work
      -----------------------
performed by its affiliated entities or their employees at the same prices, rates and other terms as would be negotiated at arms length between unaffiliated parties, in which event Fluor Daniel shall be responsible for such Work and Owner will look solely to Fluor Daniel as if the Work was performed by Fluor Daniel.

17.3  Assignment.  This Agreement shall not be assignable by either party
      ----------
without the prior written consent of the other party hereto, except that it may be assigned without such consent to the successor of either party, or to a person, firm or corporation acquiring all or substantially all of the business assets of such party or, to a wholly owned subsidiary of either party, but such assignment shall not relieve the assigning party of any of its obligations under this Agreement. Any attempted assignment without such consent shall be null and void. No assignment of this Agreement shall be valid until this Agreement shall have been assumed by the assignee. When duly assigned in accordance with the foregoing, this Agreement shall be binding upon and shall insure to the benefit of the assignee.

17.4  Audit and Maintenance of Records.  Owner shall have the right to audit and
      --------------------------------
inspect Fluor Daniel's records and accounts covering reimbursable costs hereunder at all reasonable times during the course of the Work and for a period of one (1) year after the date of the invoice related thereto, provided, however, the purpose of any such audit shall be only for verification of such costs and that Fluor Daniel shall not be required to keep records of or provide access to those of its costs covered by the Fee, allowances, fixed rates, fixed prices or of costs which are expressed in terms of percentages of other costs.

17.5  Liens.  Fluor Daniel shall deliver the Facilities to Owner free and clear
      -----
of any Lien arising from the Work and Fluor Daniel shall discharge any such Liens and the costs incurred by Fluor Daniel in so doing shall be reimbursable under Article 3.

17.6  Surplus Material.  It is understood that in performing work of the scope
      ----------------
and complexity of the Work to be performed hereunder, it is necessary and inevitable that certain surplus material be purchased provided that such surpluses are at a reasonable amount for the Work. The purchase price and transportation costs of such surplus materials shall be considered costs of the Work to the same extent as any materials incorporated into the Work. Fluor Daniel shall, as soon as it is feasible to do so, determine and advise Owner what materials are surplus materials and thereafter shall dispose of such materials as directed by Owner, and the proceeds shall be credited to Owner in an amount equal to the net proceeds therefrom.

17.7  Notices.  Any notice, request, instruction, document or other
      -------
communication to be given hereunder by any party hereto to any other party hereto shall be in writing and validly given if (i) delivered personally, (ii) sent by telecopy (with oral confirmation), (iii) delivered by overnight express, or (iv) sent by registered or certified mail, postage prepaid, as follows:

          If to Owner:

          Republic Group Inc.

          for delivery other than by mail:

          811 East 30th Avenue
          Hutchinson, Kansas  67504-1307
          Attention:  Todd T. Brown

          for delivery by mail:

          P.O. Box 1307
          Hutchinson, Kansas 67504-1307
          Attention:  Todd T. Brown

          If to Fluor Daniel:

          Fluor Daniel, Inc.
          100 Fluor Daniel Drive
          Greenville, South Carolina  29607-2762
          Attention:  Carl Fisher

or at such other address for a party as shall be specified by like notice. Any notice which is delivered personally, or sent by telecopy or overnight express in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been given to the party to whom it is addressed at the close of business, local time of the recipient, on the fifth day after the day it is so placed in the mail.

17.8  Representations and Remedies.  Neither Fluor Daniel nor Owner makes any
      ----------------------------
representations, covenants, warranties or guarantees, express or implied, other than those expressly set forth herein. The parties' rights, liabilities, responsibilities and remedies with respect to the Work shall be exclusively those expressly set forth in this Agreement.

17.9  Damages.
      -------

      (a) Fluor Daniel shall in no event be responsible or held liable for consequential, incidental, special or indirect damages, including without limitation, liability for loss of use of the Facilities or Owner's existing property, loss of profits, interest, product or business interruption, increased costs of operations and maintenance or staffing needs, however the same may be caused. Owner shall in no event be responsible or held liable for consequential, incidental, special or indirect damages, including without limitation, liability for loss of use of the Facilities or Fluor Daniel's existing property, loss of profits, interest, product or business interruption, increased costs of operations and maintenance or staffing needs, however the same may be caused.

          (b) Owner hereby releases, indemnifies and agrees to hold Fluor Daniel harmless from any liability arising from the ownership, use or operation of the Facilities, or any part thereof, subsequent to the transfer of care, custody and control to Owner, except only as provided in Section 7.5(b) and Article 8.

          (c) If Owner is not the sole owner of the Facilities or existing property at or adjacent to the job site, or if the Facilities are to be owned or operated by a person or entity other than Owner, Owner shall obtain waivers and/or releases from the other owners or operators thereof sufficient to provide to Fluor Daniel the same protection from liability for loss or damage that would be afforded to Fluor Daniel under this Agreement as if Owner were the sole owner or operator.

17.10  Solicitation of Employment.  For a period of 180 Days after Final
       --------------------------
Completion, neither party, directly or indirectly for itself or on behalf of, or in conjunction with, any other person, partnership, corporation, business or organization, shall solicit, hire, contract with or engage the employment of an employee of the other with whom that party or its personnel, excluding construction craft personnel, have had contact in the course of providing Work under this Agreement, unless that party has obtained the written consent of the other to such hiring and that party pays to the other a fee to be mutually agreed upon. Fluor Daniel, to the extent possible under the terms and conditions described, will work with Owner to attempt to incorporate certain future employees of Owner into the engineering and skilled trade work for the Facilities. Any employees of Owner so utilized shall agree to work under the direct supervision and control of Fluor Daniel, the costs related to the employment of Owner's employees under this Article shall be considered reimbursable costs.

17.11  Interpretation.
       --------------

          (a) This Agreement shall be governed by and interpreted in accordance with the laws of Oklahoma, without regard to its choice of law principles.

          (b) Headings and titles of articles, sections and other subparts of this Agreement are for convenience of reference only and shall not be considered in interpreting the text of this Agreement. Modifications or amendments to this Agreement must be in writing and executed by a duly authorized representative of each party.

          (c) INDEMNITIES AGAINST, RELEASES FROM, ASSUMPTIONS OF AND LIMITATIONS ON LIABILITY EXPRESSED IN THIS AGREEMENT, AS WELL AS WAIVERS OF SUBROGATION RIGHTS, SHALL APPLY EVEN IN THE EVENT OF THE FAULT, NEGLIGENCE OR STRICT LIABILITY OF THE PARTY INDEMNIFIED OR RELEASED OR WHOSE LIABILITY IS LIMITED OR ASSUMED OR AGAINST WHOM RIGHTS OF SUBROGATION ARE WAIVED AND SHALL EXTEND TO THE OFFICERS, DIRECTORS, EMPLOYEES, LICENSORS, AGENTS, PARTNERS AND RELATED ENTITIES OF SUCH PARTY AND ITS PARTNERS AND RELATED ENTITIES.

          (d) The parties agree to look solely to each other with respect to the obligations and liability arising in connection with this Agreement and the Work performed hereunder. This Agreement and each and every provision hereof is for the exclusive benefit of Owner and Fluor Daniel and not for the benefit of any third party, except to the extent such benefits have been expressly extended pursuant to Section 17.11(c).

          (e) In the event that any portion or all of this Agreement is held to be void or unenforceable, the parties agree to negotiate in good faith to amend the commercial and other terms of this Agreement in order to effect the intent of the parties as set forth in this Agreement.

          (f) The provisions of this Agreement which by their nature are intended to survive the termination, cancellation, completion or expiration of the Agreement, including but not limited to any expressed limitations of or releases from liability, shall continue as valid and enforceable obligations of the parties notwithstanding any such termination cancellation, completion or expiration.

17.12  Entire Agreement.
       ----------------

          (a) This Agreement consists of the Contract Documents and the following exhibits attached hereto:

              EXHIBIT 1 -  Scope of the Work
              EXHIBIT 2 -  Cost Estimate Basis
              EXHIBIT 3 -  Detail Cost Estimate Report
              EXHIBIT 4 -  Drawings
              EXHIBIT 5 -  Commercial Terms
              EXHIBIT 6 -  Schedule
              EXHIBIT 7 -  Voith Sulzer Paper Technology "As Purchased"
                           Technical Specifications dated 26 March 1998
              EXHIBIT 8 -  Environmental Documents

          (b) This Agreement, as defined in this Section 17.12, including, without limitation, Section 15.2 hereof, sets forth the full and complete understanding of the parties as of the date first above stated, and it supersedes any and all agreements and representations made or dated prior thereto except that the parties agree that all interim services and expenses provided or incurred pursuant to the Letter of Intent and all payments made pursuant thereto shall be covered by this Agreement and treated as if provided, incurred or paid pursuant hereto, and all services provided pursuant to the Letter of Intent or provided by the Architect/Engineer pursuant to the letter of intent dated April 15, 1998 between Fluor Daniel and the Architect/Engineer, as the same may have been amended, shall be covered by the warranties contained in this Agreement. In the event of any conflict between this contract document and any of the Exhibits hereto, the terms and provisions of this contract document shall control. In the event of any conflict among the Exhibits, the Exhibit of the latest date shall control. Notwithstanding the foregoing provision, the parties hereto acknowledge and agree that all confidentiality provisions contained in the letter agreements between Fluor Daniel, as agent for Owner, and Voith Sulzer Paper Technology, Inc.

and the Architect/Engineer shall remain in full force and effect pursuant to their terms notwithstanding the execution and delivery of this Agreement.

     (c) THE PARTIES ACKNOWLEDGE AND AGREE THE TERMS AND CONDITIONS OF THIS AGREEMENT HAVE BEEN FREELY, FAIRLY AND THOROUGHLY NEGOTIATED. FURTHER, THE PARTIES ACKNOWLEDGE AND AGREE SUCH TERMS AND CONDITIONS, INCLUDING BUT NOT LIMITED TO THOSE RELATING TO WAIVERS, ALLOCATIONS OF, RELEASES FROM, INDEMNITIES AGAINST AND LIMITATIONS OF, LIABILITY, WHICH MAY REQUIRE CONSPICUOUS IDENTIFICATION, HAVE NOT BEEN SO IDENTIFIED BY MUTUAL AGREEMENT AND THE PARTIES HAVE ACTUAL KNOWLEDGE OF THE INTENT AND EFFECT OF SUCH TERMS AND CONDITIONS. EACH PARTY ACKNOWLEDGES THAT IN EXECUTING THIS AGREEMENT THEY RELY SOLELY ON THEIR OWN JUDGMENT, BELIEF, AND KNOWLEDGE, AND SUCH ADVICE AS THEY MAY HAVE RECEIVED FROM THEIR OWN COUNSEL, AND THEY HAVE NOT BEEN INFLUENCED BY ANY REPRESENTATION OR STATEMENTS MADE BY ANY OTHER PARTY OR ITS COUNSEL. NO PROVISION IN THIS AGREEMENT IS TO BE INTERPRETED FOR OR AGAINST ANY PARTY BECAUSE THAT PARTY OR ITS COUNSEL DRAFTED SUCH PROVISION.

17.13  Venue.  The parties hereto agree and acknowledge that any dispute, claim
       -----
or litigation arising out of, or in any way related to, this Agreement shall be exclusively litigated in the appropriate state court located in Comanche County, Oklahoma or federal court located in Oklahoma City, Oklahoma.



     IN WITNESS WHEREOF, the parties hereto have executed this contract document as of the date and year first above written.

                                    REPUBLIC PAPERBOARD COMPANY


                                    By: /s/ Todd T. Brown
                                       -----------------------------------------
                                    Name: Todd T. Brown
                                         ---------------------------------------
                                    Title: Vice President--Paperboard Operations
                                          --------------------------------------

                                    FLUOR DANIEL, INC.


                                    By: /s/ J. William Liestner
                                       -----------------------------------------
                                    Name: J. William Liestner
                                         ---------------------------------------
                                    Title: President--Manufacturing
                                          --------------------------------------

                                   EXHIBIT 1
                                   ---------

                               SCOPE OF THE WORK
                               -----------------

      CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT
      PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH
         THE COMMISSION.  THE OMITTED INFORMATION IS INDICATED BY THE
          SYMBOL "***" AT EACH PLACE IN THE EXHIBIT WHERE THE OMITTED
                     INFORMATION APPEARED IN THE ORIGINAL.


                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
1.0  SUMMARY

1.1  PROJECT OBJECTIVES

     The project objectives are to:

     .   produce *** tons/year of gypsum paperboard.
     .   consistently produce the best quality gypsum paperboard available.
     .   be a low cost gypsum paperboard manufacturer.
     .   operate using low cost raw materials, including mixed waste.
     .   meet sheet performance characteristics at the design basis weights.
     . meet cream face appearance requirements at ***lb/1000 ft/2/ or less top ply basis weight.
     .   begin commercial production in November of 1999.

1.2  FACILITY DESCRIPTION

     The proposed facility will produce *** tons/year of gypsum paperboard in roll form. Rolls will be strapped and wrapped prior to storage and shipping. The facility includes a 37,500 sq. ft. warehouse capable of holding up to 1,140 rolls, or several days of average machine production.

     The single paper machine will operate at up to *** fpm with a usable winder trim of *** inches. The machine will be capable of producing a four ply sheet with overall basis weight ranging from 30 to 50 lb/1,000 ft/2/. Machine design is based on producing gray back at *** lb/1,000 ft/2/ and cream face at *** lb/1,000 ft/2/.

     The sheet will be dried using conventional, fully-felted, steam-heated, drying cylinders, followed by a calender, ***, a reel and a two-drum winder.

     The press section will use two, *** presses. This technology was selected to provide good water removal while minimizing sheet densification and loss of porosity.

     *** This arrangement allows independent control of the stock properties and sheet forming conditions for each ply. Long fiber will be concentrated in the filler ply to optimize sheet strength and performance characteristics. Sizing and refining for the back ply can be optimized for dimensional stability, porosity and water pickup when rewet.

     A separate top stock system will provide equipment required to produce good visual appearance in the top ply. A filler stock line will fractionate incoming waste paper to produce a relatively long fiber fraction and a short fiber fraction. The long fiber fraction will be used predominately in the filler ply. This filler system will allow less expensive, mixed paper to be used as part of the furnish. The filler stock line includes equipment designed to reduce the amount of waxes and stickies present in the filler stock. These materials can develop into objectionable spots during high temperature drying of the gypsum board.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
     Raw material will be delivered to the mill by either railcar or truck. The facility includes a 37,200 sq. ft. warehouse capable of storing up to 3800 tons of baled wastepaper and a 17,500 sq. ft. outside storage area capable of storing up to 2000 tons of baled wastepaper. This represents about eight days of operation at the average production rate.

     Utility services for the mill will include:

     .   Natural gas from an existing gas main.
     .   Steam generated on-site by a natural gas fired package boiler.
     . Process and potable water from a municipal treatment plant and distribution system.
     .   Electrical power purchased from a local utility company.
     . Process effluent discharged to a publicly owned treatment works after on-site treatment.
     .   Sanitary sewer discharged to an existing municipal treatment facility.
     .   Solid waste disposal under contract to local disposal company.

     General arrangement drawings are based on preliminary vendor information. The final plant layout will be adjusted to accommodate operator and maintenance access requirements. Platforms or other safe access will be designed for operator control, adjustment or monitoring locations. The layout will provide for maintenance access using lift trucks or other mobile equipment. Monorails or other systems may be used in places of mobile equipment with Owner's approval. General arrangement drawings must be approved by the Owner before design is released for construction.

1.3  SITE DESCRIPTION

     The facility will be built on a 69 acre site in Lawton, Oklahoma with relatively level topography. The site will be fully fenced. Site roads, parking lots, and storm run-off control will be provided. Boring data from adjacent sites was used to estimate site conditions for the cost estimate. A site soil testing report has been completed.

     Offices, conference rooms, locker rooms and other common facilities will be provided. This facility is based on a total employee count of approximately ***. About 25 of these employees will be supervisory or front office personnel. The remainder will be operating or maintenance crews.

1.4  PROJECT TEAM

     The scope of work includes engineering, procurement, construction, training, commissioning and startup services required to complete the project. The project plan is based on:

     . Fluor Daniel providing the procurement and construction management services in accordance with this Agreement.

     . Marathon Engineers/Architects/Planners, LLC providing engineering design services under a not-to-exceed sub contract with Fluor Daniel.

     . Voith Sulzer providing main process equipment under a fixed price contract entered into by Fluor Daniel as agent for the Owner.

1.5 PROJECT PERFORMANCE

     The Voith Sulzer contract will include the following performance specifications:

     .   Fiber loss to sewer less than *** %

     .   Production of *** tpd of filler pulp.
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
     .   A defined fractionation efficiency

     . Top stock production rate of *** OD tpd (with *** tpd of filler production)

     .   Top stock ash content between *** %

     . Stickies and lightweight contaminants removal efficiency greater than ***%.

     . Maximum reel production rate of *** machine dry tons/hr at 6% reel moisture.

     .   Reel average cross direction moisture variance less than ***%.

     .   Machine direction basis weight variance less than ***%

     .   Cross machine direction basis weight variance less than ***%

     .   Residual basis weight variance less than ***%

     .   Sheffield smoothness less than *** seconds.

     .   Top side brightness greater than ***.

     .   MD tensile greater than *** lb/inch

     .   CD tensile greater than *** lb/inch

     .   Z Direction tensile greater than *** lb/inch/2/

     .   Gurley porosity less than *** seconds.

     .   Cobb sizing

     .   Top Maximum - ***g/100cm/2/

     .   Back Maximum - ***g/100cm/2/

     .   Sizing saturation minimum *** seconds

     .   Final product free from pinholes

     .   Formation comparable to a mutually acceptable reference sheet


     The Voith Sulzer contract specifies the furnish requirements and test conditions under which the performance criteria will be evaluated. It also specifies remedies if the performance criteria cannot be achieved.

1.6  INTENT

     The intent of this Agreement, the Exhibits to such Agreement, the Plans and the Specifications is to describe the Work to be performed. Any work necessary to complete performance not specifically provided in such documents but which is reasonably inferable therefrom is included in the original Scope of Work. In this regard, Fluor Daniel and Owner agree that the design of the Project is not complete and items that represent the completion detailing or refinement of already existing designs, concepts or plans, whether or not covered by Change Orders, will not be the basis for changing the schedule of the Project or the cost target. Only those items that represent the addition of a new feature or the deletion of a planned feature shall be the basis for a Change Order.

2.0 INTRODUCTION

     Fluor Daniel will manage engineering, procurement, construction, training, commissioning and startup services for the Republic Paperboard. The services are associated with a greenfield, recycled paperboard mill.

     The site for the new facility is located in Lawton, Oklahoma.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
2.1  AREA BREAKDOWN

     The description of the proposed facility is presented in the following area breakdowns:

     .   Area 01  - Raw Material Receiving and Storage
     .   Area 02  - Recycled Fiber Plant
     .   Area 03  - Paper Machine and Roll Handling
     .   Area 04  - Roll Storage and Shipping
     .   Area 05  - Boiler and Utilities
     .   Area 06  - Effluent Treatment/Water Recycle
     .   Area 07  - Power Distribution
     .   Area 08  - Storeroom, Shops and Offices
     .   Area 09  - Site General

2.2  PROJECT PERFORMANCE

     The facility design is based on the performance specifications described in
     Section 1.5 of this Exhibit. The values shown reflect performance warranties in Voith Sulzer's equipment supply contract.

     A paper machine acceptance test run will be scheduled after machine operation has stabilized. The acceptance criteria will be as described in
     Exhibit 7.

     A recycled fiber plant acceptance test run will be scheduled separate from the paper machine acceptance test in accordance with Exhibit 7.

3.0  RAW MATERIAL RECEIVING AND STORAGE

     This area includes the raw material warehouse building shell, mechanical components, HVAC and electrical systems.

     The warehouse is designed to hold a maximum of 3800 tons of baled wastepaper with an outside storage area capable of storing 2000 tons of bales. This represents about eight days of operation at average production rate.

     The detailed cost estimate in this area is based upon the following assumptions:

     . 37,200 sq ft warehouse for inside storage of bales and 17,500 sq ft fenced slab for outside storage of bales
     .   *** truck docks
     .   *** outside rail docks with overhead canopy.
     . Pulper conveyors begin in this building and extend into the Recycled Fiber Plant.

3.1  GENERAL ARRANGEMENT

     The general arrangement for the raw material warehouse is shown in the project drawings.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
3.2  CIVIL AND STRUCTURAL

     A 192' X 175' raw material warehouse will be provided for enclosed wastepaper storage. This is connected with a 48' x 75' pulper load area. A 100' x 175' concrete slab with perimeter fencing will be used to store wastepaper outside.

     3.2.1   Site Preparation

             The warehouse floor will be located slightly above grade level at a nominal elevation of 104'-0". This is four feet higher than the Recycled Fiber Plant. Site preparation consists of minimal excavation and backfill for:

             .   the floor slab
             .   building footings
             .   grounding cable

             The outside storage area will be surrounded by 16 ft tall fencing with slats to contain loose paper.

             The railroad siding and associated civil work is described in
             Section 11 of this Exhibit.

     3.2.2   Concrete

             The building will be founded on virgin soils using shallow spread footings.

             The warehouse floor will be a 6 inch thick slab on grade construction. The outside storage area will be an 8 inch thick slab on grade.

             The concrete truck apron is described in Section 11 Site General.

     3.2.3   Steel and Miscellaneous Metal

             A pre-engineered building will be provided consisting of open web purlins and girders with structural steel columns spaced on an approximate 50' x 48' grid.

             Insulated metal siding will complete the exterior wall closure where fire walls are not required. The roof will be standing seam, metal construction.

             Miscellaneous metal installations will include:

             .   interior wall protection using independent 6 foot high highway type guard rail
             .   stairs with railings to the exterior grade level
             .   supports for unit heaters and other miscellaneous equipment
             .   all columns in storage areas protected with concrete to a
                 height of four feet

3.3  ARCHITECTURAL

     3.3.1   Doors and Interior Walls

             The will be *** truck docks with levelers, lights, door seals and overhead doors.

             A dock plate, railroad dock shelter, door seals and an overhead door will be provided for *** railcar unloading doors.

             Deluge showers will be provided for conveyor openings into the recycled fiber plant.
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             A concrete block wall with a four hour fire resistant rating will separate this structure from the recycled fiber plant. This wall will be primed and painted.

     3.3.2   Fire Protection

             The warehouse is classified as an Extra Hazard by Industrial Risk Insurers for fire protection purposes. The entire building area will be sprinkled. The cost estimate is based on a wet pipe system with a sprinkler density of 0.40 gpm/2,000 S.F.

             Water will be supplied to the sprinkler system from the mill fire protection loop. The fire protection loop is described in the
             Section 11 Site General.

             Seven fire hose stations will be provided.

             Ten fire extinguishers will be provided.

     3.3.3   Roof Drains

             Rainwater will be diverted to exterior gutters and downspouts. Interior roof drains are not required.

     3.3.4   Potable Water and Sanitary Sewer

             The area will be serviced by a 22ft x 12ft break and restroom facility located near the truck docks.

3.4  EQUIPMENT

     3.4.1   Process Equipment

             There is no process equipment in this area. In-floor pulper loading conveyors start in this area but are included in the recycled fiber plant area.

     3.4.2   Mobile Equipment

             Mobile equipment for the facility is described in Section 11 of this volume.

3.5  PIPING

     There is no process piping in this area. Utility piping will be provided for unit heaters and the restroom facility.

     The piping will be supported by individual hangers in this area.

     Fire protection systems are described in Section 3.3  Architectural.

3.6  ELECTRICAL

     3.6.1   Process Electrical

             There is no process electrical system required in this area.

     3.6.2   Lighting and Electrical Systems

             Electrical power for this area will be provided from MCCs located in the paper machine area electrical room.
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             Power for truck doors, ventilation fans and other ancillary equipment will be provided.

             Illumination levels will be 20 foot-candles when the warehouse is in use and 5 foot-candles in inactive mode. Lighting panel boards will be 480/277V. Separate standby panels will be established for egress and EXIT sign lights. Lighting fixtures will be 277 volt high pressure sodium HID fixtures. Switch rated circuit breakers will be provided in the lighting panels.

             The building structural columns will be grounded via the concrete footings, "Ufer" style. Adequate rebar will be welded to the column anchor bolts to satisfy NEC 250-81(c).

             Outdoor platforms, walkways and fences will be grounded "Ufer" style to concrete footings.

             A separate equipment ground conductor will be specified in each power cable to motors and loads.

             A #4/0, bare, copper wire will be buried for grounding and bonding this building to the site general grounding grid.

             Six, grounding type welding outlets will be provided. These outlets will be 480V, 60A, 3 wire configuration.

             Twenty four, grounding type, 20 amp, 120 volt convenience and maintenance outlets will be provided within the warehouse area. Weather-proof covers will be provide on all outside receptacles. 208Y/120V panel boards for convenience receptacles, office lighting, control, heat tracing and instrumentation power will be wall mounted within the recycled fiber plant electric room. Ground fault circuit breakers will be installed both for 120V convince receptacle and heat tracing circuits.

             Freeze protection heat tracing is not required in this area.

             Cathodic protection is not required in this area.

     3.6.3   Spare Parts

             An allowance for electrical spare parts has been included in the cost estimate.

3.7  PROCESS CONTROL

     3.7.1   PROCESS

             There is no process control system required in this area.

     3.7.2   Communication and Alarm Systems

             Speakers for the voice paging system will be provided in this area. The same system will provide fire, tornado and other required alarms.

             One telephone system extension and a pay telephone will be provided in the warehouse area.

             The communication system for the entire facility is described in
             Section 11 Site General.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
3.8  HEATING AND VENTILATION

     3.8.1   Make-up Air

             Make-up air will be supplied to the raw material warehouse from a 50,000 CFM, direct gas-fired, air handling unit located on grade adjacent to the roof of the recycled fiber plant building. The air will be distributed in the warehouse through a duct system. Make-up air can be heated to maintain approximately 55 degrees F. in the warehouse during winter design conditions.

     3.8.2   Unit Heaters

             Three, gas fired, unit heaters will be located above the truck dock doors. Four single, gas fired unit heater will be located above the rail car doors.

     3.8.3   Ventilation

             Ventilation will be provided by four, exhaust fans. The fans will have a total capacity of approximately 50,000 CFM.

     3.8.4   Duct Work

             Duct will be galvanized steel with thickness appropriate for the duct size. Duct will be either rectangular or spiral reinforced, round cross section. Exterior duct runs will be insulated.

     3.8.5   Spare Parts

             An allowance for HVAC spare parts has been included in the cost estimate.

4.0  RECYCLED FIBER PLANT

     This area includes the recycled fiber building shell, mechanical components, HVAC and electrical systems. All process equipment from the pulper feed conveyors through the thickener into the high density stock storage tanks is also included in this area.

     The recycled fiber plant processes various grades of waste paper into two stock streams; top ply stock and filler stock. The recycled fiber plant is divided into two systems, one for top stock and the other for the filler stock.

     The recycled fiber plant process is summarized on mass flow diagrams. References to specific drawings are included in Exhibit 5 of the Agreement for Engineering Procurement And Construction.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
4.1  GENERAL ARRANGEMENT

     The general arrangement for the recycled fiber plant is shown in the project drawings.

     Most of the main process equipment is housed in a single building adjacent to part of the raw material warehouse and in line with the paper machine building. Some equipment is located on structural steel mezzanines within this single building.

     The main HD stock chests are located to the north and in between the main recycled fiber plant building, and the raw material receiving building.

     The two *** clarifiers are located in a structure northwest of the main building. The area below the thickener structure is also enclosed to provide protection for some small tanks and pumps. A rain roof is over the structures.

     The electrical substations and switchgear are located in a fenced, graveled area northwest of the main recycled fiber plant building.

     Two pulper conveyors will bring recycled fiber into the pulpers from the raw material warehouse. Rejects will be transferred to compactors on the east side of the building.

4.2  CIVIL  AND STRUCTURAL

     A 100' X 175' primary recycled fiber plant building will be provided. Separate elevated structures will be provided to enclose thickeners and a process water clarifiers. An area at the base of the clarifiers and tanks will have partial walls.

     4.2.1   Site Preparation

             The recycled fiber plant floor will be located slightly above grade level at a nominal elevation of 100'-0". Site preparation consists of minimal excavation and backfill for:

             .   the floor slab
             .   building footings
             .   tank and pulper foundations
             .   grounding cable

             Deep foundations are provided in the recycled fiber plant area as required by soil reports from adjacent properties.
     4.2.2   Concrete

             The primary building will be founded on caissons.

             The main building floor will be a six inch slab. Elevated concrete slabs for the thickener area and mezzanines will also be eight inches thick.

             Twenty four inch wide, concrete floor drains will be included.

             Equipment foundations and pads will be provided, including concrete piers for the filler pulper.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
     4.2.3   Steel and Miscellaneous Metal

             The primary building will be a pre-engineered structure consisting of open web purlins and girders with structural steel columns spaced on an approximate 25' x 50' grid.

             Insulated metal siding will complete the exterior wall closure in areas where fire walls are not required. The roof will be standing seam, metal construction.

             Structural steel mezzanines within the main building will support the cleaners, some rejects handling equipment and the recycled fiber plant electrical room.

             MCCs for the recycled fiber plant equipment will be housed in an enclosure on the operating floor of the paper machine building.

             The elevated structure for the thickeners will be supported by the tile chests below. The access platforms will be reached by a dedicated walkway from the recycled fiber plant mezzanine.

             Floor trench grating covers will be provided. The grating will be able to support a lift truck in aisle or maintenance access areas.

4.3  ARCHITECTURAL

     4.3.1   Doors and Interior Walls

             An enclosure at grade level beneath the clarifier platform will enclose pumps, valves and instruments. Sheet metal panels as well as the tanks will form the sidewalls.

             The following doors will be provided:

             .   Three, 9 ft X 9 ft, overhead sectional doors
             .   Eight, hollow metal doors

     4.3.2   Fire Protection

             The recycled fiber plant is classified as an ordinary Hazard Group II by Industrial Risk Insurers for fire protection purposes. This would require sprinkling the entire building. Fluor Daniel's experience is that recycled fiber processing areas are only sprinkled in areas where dry paper can be present. The cost estimate is based on sprinkling 4000 SF using a wet pipe system with a sprinkler density of 0.17 gpm/3,000 SF.

             Water will be supplied to the sprinkler system from the mill fire protection loop. The fire protection loop is described in the site general area.

             Four hose stations will be provided.

     4.3.3   Roof Drains

             Rainwater will be diverted to exterior gutters and downspouts.

     4.3.4   Potable Water and Sanitary Sewer

             There will be a 15 ft x 10 ft restroom area located adjacent to the pulper conveyors. The cost estimate is based on metal stud and painted gypsum board walls. A suspended, acoustical tile ceiling will be provided.
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             A unisex toilet facility with two fixtures and a drinking fountain will be provided.
4.4  EQUIPMENT

     4.4.1   Process Equipment

             Detailed descriptions of the equipment are given in the vendor proposals. The process scope is based on the Voith Sulzer quoted scope of supply described in the specification dated March 26, 1998.

     4.4.2   Mobile Equipment

             Mobile equipment for the facility is described in Section 11 of this volume.

     4.4.3   Other Equipment

             The cost estimate assumes that two compactors, trash dumpsters and rejects dumpsters are supplied by the trash hauling company as part of the mill service contract.

     4.4.4   Spare Parts

             An allowance for process and mechanical spare parts has been included in the cost estimate.

4.5  PIPING

     All process and utility piping will be provided. Stock and white water piping is generally 316 L stainless steel. Compressed air and fresh water piping is 304 L stainless steel.

     Much of the piping will be supported by individual hangers. Gang supports will be used where a sufficient number of lines can be grouped to make this cost effective.

     Fire protection, potable water and sanitary sewer systems are described in
     Section 4.3 Architectural.

     An allowance for valve and piping specialty spare parts has been included in the cost estimate.

4.6  ELECTRICAL

     4.6.1   Process Electrical

             Motor Control Centers (MCCs) and medium voltage starters will be located in an electrical room within the paper machine building.

             480V MCCs will be either 1200 amp or 1600 amp, 3 Phase, 3 wire in front mounting arrangements. Motor starters will use MCP type circuit breakers and feeder circuits will use thermal/magnetic breakers.

             Motor controls will be through a DCS or PLC based central control system. Local start/stop buttons will not be provided, except in areas where an emergency stop is required. Emergency stops will be provided for both pulper and conveyor systems.

             Feeder, power, control and instrumentation distribution inside and outside the structure will use aluminum cable trays. Cable tray will be 6" high, NEMA class 12A, ladder type with 9" rung spacing.
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             Separate tray systems will be provided for feeders, power with control and instrumentation. The instrument tray will use barriers for the analog, and discrete signals.

             Conduits will be Rigid Galvanized Steel (RGS). Minimum conduit size will be 3/4". Trade sizes of 1-1/4" and 2-1/2" will not be used.

             Cable tray drop out channels and conduits will be sized to accommodate both the power and the control cable if the load requires a local control push-button station and conduit is being used.

             Power cables for 480 V loads will be 600 V, tray rated, type 1AC cables with THHN/THWN or XHHW insulation. Power cables for 4,000 V motor loads will be 5,000 V, type 1AC cables with 133% EPR insulation and overall PVC jacket. Control multi-conductor cables will be 600 V, tray rated, type 1AC or TC with THHN/THWN or XHHW insulation.

             Waterproof armored cable will be used to connect between MCCs and all main process loads such as process motors. Conduit will only be used for instrument drops and building facility loads such as unit heaters, panels, lights and receptacles.

     4.6.2   Lighting and Building Electrical Systems

             Electrical power for this area will be provided from MCCs located in the paper machine electrical room.

             Power for truck doors, ventilation fans and other ancillary equipment will be provided.

             Illumination levels will be 40 foot-candles in the process areas. Lighting panel boards will be 480/277V. Separate standby panels will be established for egress and EXIT sign lights.

             Lighting fixtures will be 277 volt high pressure sodium HID fixtures in process areas and florescent in office, electric, instrument rooms, etc. Rooms with suspended ceiling, will use lay-in fluorescent troffers. Electric and utility areas will use open two lamp industrial fixtures. Strategic light fixtures and EXIT signs located along routes of egress will be battery-pack type.

             Grounding triads consisting of three interconnected 3/4" x 10' copper clad steel ground rods will be established for the power, instrumentation and a master ground reference.

             The building structural columns will be grounded directly to the buried grounding grid cable.

             Outdoor platforms, walkways and fences will be grounded "Ufer" style to concrete footings.

             A separate equipment ground conductor will be specified in each power cable to motors and loads.

             Lightning protection will be provided for buildings and structures in the form of air terminals bonded to the vertical columns.

             Eight, grounding type welding outlets will be provided. These outlets will be 480V, 60A, 3 wire configuration.
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             Twenty four, grounding type, 20 amp, 120 volt convenience and maintenance outlets will be provided within the warehouse area. Weather-proof covers will be provide on all outside receptacles. 208Y/120V panel boards for convenience receptacles and instrumentation power will be wall mounted within the electric room. Ground fault circuit breakers will be installed both for 120V convince receptacle and heat tracing circuits.

             Freeze protection heat tracing is not required in this area.

             Cathodic protection is not  required in this area.

     4.6.3   Spare Parts

             An allowance for electrical spare parts has been included in the cost estimate.

4.7  PROCESS CONTROL

     4.7.1   Process

             Field instruments not included as part of the process equipment will be installed in the piping or tanks as required. Compressed air connections will be provided for air actuated equipment.

             Electrical distribution will generally be made using cable tray with conduit drops to each device. Junction boxes may be used in areas of high density controls to minimize cable runs. Multiple conductor cable will be used where feasible. Analog instrument cables will be 300 volt rated, #14 or #16 AWG shielded with foil shields. Two, four and six conductor cables will be used. Cable assembly will be tray rated.

             All control will be through a DCS or PLC based central control system. Local control will not be provided, except in areas where the vendor provides integrated, local controls as part of their supply. A single, hardened control console will be located near the pulper area.

             A separate, isolated, master control system grounding system will be furnished.

     4.7.2   Communication and Alarm Systems

             Speakers for the voice paging system will be provided in this area. The same system will provide fire, tornado and other required alarms.

             One mill telephone extension will be provided in the recycled fiber plant area. A computer terminal connected to the mill wide LAN will also be provided, housed in a hardened console.

             The communication system for the entire facility is described in
             Section 11 Site General.
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
     4.7.3   Spare Parts

             An allowance for process control spare parts has been included in the cost estimate.

4.8  HEATING AND VENTILATION

     4.8.1   Make-up Air

             Make-up air will be supplied to the recycled fiber plant from an 80,000 CFM, direct gas-fired, air handling unit located on the roof of the paper machine building. The air will be distributed in the plant through a duct system. Make-up air will be heated to maintain approximately 55 degrees F during winter design conditions.

     4.8.2   Ventilation

             Ventilation will be provided by eight, exhaust fans located in the exterior walls of the buildings. The fans will have a total capacity of approximately 296,000 CFM.

     4.8.3   Duct Work

             Duct will be galvanized steel with thickness appropriate for the duct size. Duct will be either rectangular or spiral reinforced, round cross section. Exterior duct runs will be insulated.

     4.8.4   Spare Parts

             An allowance for HVAC spare parts has been included in the cost estimate.

5.0  PAPER MACHINE AND ROLL HANDLING

     This area includes the paper machine building shell, mechanical components, HVAC and electrical systems. All process equipment from the stock storage chests throughout the roll handling system is included in this area. Broke and white water systems are also included in this area.

     The paper machine stock preparation system provides fractionation of the filler stock as well as refining and cleaning for the three stock streams, top ply stock, long fiber stock and short fiber stock. The paper machine wet end equipment forms the stock streams into a four ply sheet and presses most of the water out of the sheet. Steam heated cylinders dry the ***. A two roll calender provides final surface finishing before the sheet is wound onto reel spools. The parent reels are slit into 85 inch diameter rolls with various widths by a two drum winder. Individual rolls are banded and may be plastic wrapped before being sent to shipping or storage.

     The paper machine and ancillary systems are summarized in mass flow diagrams included with the project drawings referenced in Exhibit 5 of this Agreement For Engineering, Procurement And Construction.

5.1  GENERAL ARRANGEMENT

     The general arrangement for the paper machine area is shown in the project drawings referenced in Exhibit 5 of this Agreement For Engineering, Procurement And Construction.

     Most of the main process equipment is housed in a single paper machine building. The "basement" level will be slightly above grade level. An operating floor will be approximately 20 ft. above the basement level. A mezzanine will be located along the drive side of the paper machine to support

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
     air handling equipment. The building height will be about 63 ft. in the paper machine area and 39 ft. in the stock preparation area.

     The white water and broke tanks are located north of the main building.

     An extension of the paper machine building on the wet end drive side will house the vacuum pumps.

     Another extension of the paper machine building on the drive side will house the transformers and switchgear at grade level and the electrical and rack rooms at operating floor level. The saveall mezzanine will be extended west to house the wet end control room.

5.2  CIVIL  AND STRUCTURAL

     5.2.1   Site Preparation

             Due to the sensitive nature of the paper machine and the heavy loads that this structure must support, the building foundation system and the machine track foundation will consist of drilled concrete piers founded on an assumed unyielding material.

             The paper machine basement floor will be located slightly above grade level. Site preparation consists of minimal excavation and backfill for:

             .   the floor slab
             .   building caisson caps and grade beams
             .   tank and pulper foundations
             .   grounding cable

     5.2.2   Concrete

             All "basement" level floor will be six inch slab on grade.

             Elevated operating and mezzanine level floors will be 8 inch concrete slab.

             The paper machine will be supported by a separate concrete pier and beam machine track.

             Concrete foundations and pads will be provided for equipment, as required.

             A trench and sump area under the vacuum pumps will be provided. The trench will be arranged to accommodate a future vacuum pump.

             Twenty four inch wide U-drains will be provided along the length of the machine. There will be two effluent sumps in the building that are pumped to a main collection sump in the recycled fiber plant.

             The alum tank area will not have full containment walls. It will be curbed and drain to the main process sewer.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
     5.2.3   Steel and Miscellaneous Metal

             The main paper machine building will be conventionally framed using steel rolled sections. The machine track will be isolated. Two house bridge cranes with a ***-ton capacity will be incorporated into the steel frame design. Exterior closure will utilize insulated metal siding.

             The vacuum pump enclosure will be a one-story, conventionally framed structure using steel rolled sections. The roof will be standing seam, metal construction. The exterior closure will utilize insulated metal siding.

             The electrical building will be a two-story, conventionally framed structures using steel rolled sections. The lower section will be enclosed with fencing to meet electrical code requirements. The roof will consist of galvanized metal decking covered by an insulated 4-ply smooth surface membrane. The exterior closure around the second story will utilize insulated metal siding.

             Floor trench grating covers will be provided. The grating will be able to support a lift truck in aisle or maintenance access areas.

             Miscellaneous steel allowances have been included for pipe supports, machine roll storage racks and for miscellaneous platforms.

5.3  ARCHITECTURAL

     5.3.1   Roof and Roof Drains

             The roof for the main paper machine building will consist of galvanized metal decking covered by a built-up, insulated 4-ply membrane system. The electrical roof will use the same built-up system over concrete, roof planks.

     5.3.2   Doors, Interior  Walls and Finished Spaces

             Finished space construction will consist of metal stud and painted gypsum board walls, suspended acoustical ceiling and vinyl flooring. Windows will be included in all spaces. Control room windows will overlook the forming section. Most wiring and services will be routed through the wall studs to avoid exposed services. The control room will not be designed to meet "Westvaco", dust free room standards.

             The estimate contains an allowance for minimal furnishings in the finished spaces.

             A 500 ft/2/ office space will be provided at the wet end of the machine room for the superintendent, tour foreman and technical assistant.

             A 300 ft/2/ office space will be provided at the dry end of the machine room for two technical offices.

             A 170 ft/2/ employee break room will be located near the dry end office and lab.

             A 12 ft x 36 ft control room at the wet end is planned. The room will be elevated and positioned so that the machine tender can monitor forming section operation.

             A 10 ft x 18 ft, wet end test lab will be provided. The estimate includes an allowance for the following test equipment:

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             .   Canadian Standard Freeness tester
             .   electronic balance
             .   handsheet drying oven
             .   pH meter
             .   hand sheet mold, press and dryer
             .   light box for speck count

             A 10 ft x 25 ft, dry end test lab will be provided. The estimate includes an allowance for the following test equipment:

             .   high temperature furnace for ash testing
             .   electronic balance
             .   circulating drying oven
             .   brightness meter
             .   Sheffield smoothness test device
             .   Gurley Densometer test device
             .   Instron tensile test device with Z direction test attachment
             .   Cobb sizing test device
             .   light table for sheet inspection

     5.3.3   Fire Protection

             The paper machine building is classified as an Extra Hazard area by Industrial Risk Insurers for fire protection purposes. This would require sprinkling the entire building. Fluor Daniel's experience is that paper machine buildings are only sprinkled in areas where dry paper can be present.

             The cost estimate is based on providing fire suppression systems for the machine dryer hoods, lube oil reservoir, hydraulic units, finished spaces and some electrical spaces.

             Twenty two interior fire hose racks are included.

             Twenty two fire extinguishers will be provided.

             Water will be supplied to the sprinkler system from the mill fire protection loop. The fire protection loop is described in Section 11 Site General.

     5.3.4   Potable Water and Sanitary Sewer

             Four drinking fountains will be provided.

             Two, 8 ft x 10 ft restrooms will be provided at the wet end operating floor of the paper machine. Location will be determined after the process equipment layout is finalized. One 8 ft x 10 ft restroom will be provided at the dry end.

             Potable water and sanitary sewer piping will be provided. Essentially all of this piping will be supported by individual hangers.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
5.4  EQUIPMENT

     5.4.1   Process Equipment

             Detailed descriptions of the equipment are given in the vendor proposals.. The process scope is based on the Voith Sulzer paper machine scope of supply described in the specification dated March 26, 1998.

     5.4.2   Mobile Equipment

             Mobile equipment for the facility is described in Section 11 of this exhibit.

     5.4.3   Other Equipment

             Two, *** ton capacity bridge cranes are provided to service the paper machine. The crane will have three trolleys, 2 rated for 17.5 tons, and one rated for 35 tons.

             One, *** ton capacity strongback with motorized rotation is provided for placing parent rolls into the winder unwind stand.

             One dedicated monorail hoists is included in the paper machine area for servicing the mezzanine storage area on the wet end.

     5.4.4   Spare Parts

             An allowance for process and mechanical spare parts has been included in the cost estimate.

5.5  PIPING

     All process and utility piping not included in the equipment vendor's scope of supply will be provided.

     Some of the piping will be supported by individual hangers. Gang supports will be used where a sufficient number of lines can be grouped to be cost effective. The building design will include structural steel beams in the tending side basement aisle to support piping and cable trays.

     Fire protection, potable water and sanitary sewer systems are described in
     Section 5.3 Architectural.

     An allowance for valve and piping specialty spare parts has been included in the cost estimate.

5.6  ELECTRICAL

     5.6.1   Process Electrical

             A variable-speed drive system will be provided for the paper machine and fan pump motors. Primary control will be through the central control system with interface points coordinated with the paper machine vendor. Control will also be available at key points on the paper machine for use during threading and maintenance operations.

             An uninterruptable power source for computers and key process control equipment will be provided.

             Motor Control Centers (MCCs) and medium voltage starters will be located in an enclosure at the wet end of the paper machine building.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             480V MCCs will be either 1200 amp or 1600 amp, 3 Phase, 3 wire in front mounting arrangements. Motor starters will use MCP type circuit breakers and feeder circuits will use thermal/magnetic breakers.

             Motor controls will be through a DCS or PLC based central control system. Local start/stop buttons will not be provided, except in areas where an emergency stop is required. Emergency stops will be provided for the paper machine, under machine pulper, couch pit agitator and winder.

             Feeder, power, control and instrumentation distribution inside and outside the structure will use aluminum cable trays. Cable tray will be 6" high, NEMA class 12A, ladder type with 9" rung spacing.

             Separate tray systems will be provided for feeders, power with control and instrumentation. The instrument tray will use barriers for the analog, and discrete signals.

             Conduits will be Rigid Galvanized Steel (RGS). Minimum conduit size will be 3/4". Trade sizes of 1-1/4" and 2-1/2" will not be used.

             Cable tray drop out channels and conduits will be sized to accommodate both the power and the control cable if the load requires a local control push-button station and conduit is being used.

             Power cables for 480 V loads will be 600 V, tray rated, type 1AC cables with THHN/THWN or XHHW insulation. Power cables for 4,000 V motor loads will be 5,000 V, type 1AC cables with 133% EPR insulation and overall PVC jacket. Control multi-conductor cables will be 600 V, tray rated, type 1AC or TC with THHN/THWN or XHHW insulation.

             Armored cable will be used to connect between MCCs and all main process loads such as process motors. Conduit will only be used for instrument drops and building facility loads such as unit heaters, panels, lights and receptacles.

     5.6.2   Building Lighting and Electrical Systems

             Electrical power for this area will be provided from MCCs located in the paper machine electrical room.

             Power for truck doors, ventilation fans and other ancillary equipment will be provided.

             Illumination levels will be 30 foot-candles minimum in the basement area, 50 foot-candles on the operating floor and 30 foot-candles on the mezzanine. Lighting panel boards will be 480/277V. Separate standby panels will be established for egress and EXIT sign lights.

             Lighting fixtures will be 277 volt high pressure sodium HID fixtures in process areas and florescent in office, electric, instrument rooms, etc. Rooms with suspended ceiling, will use lay-in fluorescent troffers. Electric and utility areas will use open two lamp industrial fixtures. Strategic light fixtures and EXIT signs located along routes of egress will be battery-pack type.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             Grounding triads consisting of three interconnected 3/4" x 10' copper clad steel ground rods will be established for the power, instrumentation and a master ground reference.

             A #4/0, bare, copper ground grid system for grounding and bonding the plant electrical distribution equipment, large motors, paper machines and substations will be installed. The building structural columns will be grounded directly to the buried grounding grid.

             Outdoor platforms, walkways and fences will be grounded "Ufer" style to concrete footings.

             A separate equipment ground conductor will be specified in each power cable to motors and loads.

             Lightning protection will be provided for buildings and structures in the form of air terminals bonded to the vertical columns.

             Twenty, grounding type welding outlets will be provided. These outlets will be 480V, 60A, 3 wire configuration.

             One hundred and seventy grounding type, 20 amp, 120 volt convenience and maintenance outlets will be provided within the warehouse area. Weather-proof covers will be provide on all outside receptacles. 208Y/120V panel boards for convenience receptacles, office lighting, control, heat tracing and instrumentation power will be wall mounted within the electric room. Ground fault circuit breakers will be installed both for 120V convince receptacle and heat tracing circuits.

             Freeze protection heat tracing is not required in this area.

             Cathodic protection is not  required in this area.

     5.6.3   Spare Parts

             An allowance for electrical spare parts has been included in the cost estimate.

5.7  PROCESS CONTROL

     5.7.1   On-Line Scanner and Closed Loop Control

             The paper machine will include a paper scanner located near the reel. This analyzer will provide continuous machine and cross machine web measurements.

             Machine direction basis weight will be closed looped control using one or more of the basis weight valves.

             Machine direction moisture control will be closed loop control using the dryer steam control valves.

             Cross machine basis weight will be closed loop control using dilution control devices on the filler ply headbox.

             Caliper will be monitored but there will be no closed loop control function.

             The control requirements will be coordinated with the paper machine vendor.

     5.7.2   Roll Tracking and Labeling
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             A roll tracking system will be provided. The system will include four bar code scanners and two printers. Information from the roll tracking system will be available to the mill wide communication system.

     5.7.3   Field Instruments and Installation

             Field instruments not included as part of the process equipment will be installed in the piping or tanks as required. Compressed air connections will be provided for all air actuated devices.

             Electrical distribution will generally be made using cable tray with conduit drops to each device. Junction boxes may be used in areas of high density controls to minimize cable runs. Multiple conductor cable will be used where feasible. Analog instrument cables will be 300 volt rated, #14 or #16 AWG shielded with foil shields. Two, four and six conductor cables will be used. Cable assembly will be tray rated.

             All control will be through a DCS or PLC based central control system. Local control will not be provided, except in areas where the vendor provides integrated, local controls as part of their supply.

     5.7.4   Master Control System

             This master control system is a microprocessor technology based, process control and data acquisition system. The digital technology allows for a distributed architecture in which the system's components can be located closer to the points of measurement and are connected by communication networks. In this master control system, primary operator interface is by way of a CRT (Cathode Ray
             Tube)/keyboard/mouse/function keys. Some operator interface is by alarm bells, signal lights, pilot lights, and printers for outputs and selector switches, buttons and other specific inputs. These hardwired inputs and outputs shall be provided where appropriate. One necessary system shall be hardwired Emergency Stop circuits which will communicate to the master control system.

             This master control system may have control systems consisting of DCS (Distributed Control Systems), PLC (Programmable Logic Controllers), PC (Personal Computers) and other devices that are linked together electronically to accomplish the desired control, interface, and acquisition functions.

             Each master control will link to vendor provided PLCs via high speed dedicated process quality data highways with watchdog timers. The handshaking and watchdog timer techniques will insure data integrity continuously and initiate major alarms upon loss of handshake.

             The TAG Database of the MCS will be arranged to write its contents periodically to the management information system server electronically. Thus the minute by minute process data would be able to be read by any PC in the facility that is electronically linked to the LAN server.

     5.7.5   Isolated Ground

             A separate, isolated, grounding system will be furnished for the master control system.
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
     5.7.6   Communication and Alarm Systems

             Speakers for the voice paging system will be provided in this area. The same system will provide fire, tornado and other required alarms.

             Eight telephone extensions will be provided in the paper machine area. Each of the offices and labs will be connected to the mill wide LAN.

             The communication system for the entire facility is described in
             Section 11 Site General.

     5.7.7   Spare Parts

             An allowance for process control spare parts has been included in the cost estimate.

5.8  HEATING AND VENTILATION

             The building ventilation system is based on Valmet's proposal. The proposal is included with Volume 3 - Cost Estimate and Proposals. The system includes:

             .   11 Building Ventilation Fans
             .    4 Wet End False Ceiling Fans
             .    1 Roof Supply System Fan
             .   10 Roof Exhaust Fans
             .   11 Air Make-up Units

             Make-up air will be supplied to the paper machine building from air handling units located on the roof. The air will be distributed in the building through a duct system. Make-up air will be heated to maintain approximately 65 degrees F. during winter design conditions.

             Ventilation for the main building will be provided by ten roof mounted exhaust fans.

             Offices and control rooms will be heated and air conditioned. There is no provision for activated carbon or other chemical filtering of the supply air for control room or electrical spaces.

             The wet end lab will be ventilated but not air conditioned or humidity controlled.

             The dry end lab will be temperature and humidity controlled to maintain 72 deg. F. +/- 3 deg. and 50 % RH +/- 5 %.

             An allowance for HVAC spare parts has been included in the cost estimate.

6.0  ROLL STORAGE AND SHIPPING

             This area includes the roll storage warehouse building shell, mechanical components, HVAC and electrical systems.

             The warehouse is designed to hold up to 1,140 finished rolls. This represents up to 5.7 days of storage at design production rates.

             Roll dimensions, weights and other design information is documented in the project design criteria, included in Section 12 of this volume.

6.1  GENERAL ARRANGEMENT

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             The general arrangement for the roll storage warehouse is shown in the project drawings.

6.2  CIVIL AND STRUCTURAL

             A 250' X 150' warehouse will be provided for finished roll storage and shipping.

     6.2.1   Site Preparation

             The warehouse floor will be located slightly above grade level at a nominal elevation of 104'-0". This is four feet higher than the paper machine ground floor. Site preparation consists of minimal excavation and backfill for:

             .   the floor slab
             .   building footings
             .   grounding cable

             The railroad spur and associated civil work are described in
             Section 11 Site General.

     6.2.2   Concrete

             The building will be founded on virgin soils using shallow spread footings.

             The floor will be 6 inch thick slab on grade construction.

             The concrete truck apron is described in Section 11 Site General.

     6.2.3   Steel and Miscellaneous Metal

             A pre-engineered building will be provided consisting of open web purlins and girders with structural steel columns spaced on an approximate 50' x 50' grid.

             Insulated metal siding will complete the exterior wall closure where fire walls are not required. The roof will be standing seam, metal construction.

             A pre-engineered rigid frame structure with a standing seam metal roof and open sides will provide a canopy for loading and tarping trucks.

             Miscellaneous  metal installations will include:

             .   interior wall protection using independent 6 ft high highway type guard rail
             .   stairs with railings to the exterior grade level
             .   supports for unit heaters and other miscellaneous equipment
             .   a safety restraint system for personnel safety during truck tarping
             .   all columns in storage area protected with concrete to a height of 4 ft.

6.3  ARCHITECTURAL

     6.3.1   Doors and Interior Walls

             The will be *** truck docks with levelers, lights, door seals and overhead doors. The truck doors are covered with a canopy for weather protection when tarps are being installed after loading. The structure incorporates a tie-off system for operator safety during this operation. The truck doors have wider than standard spacing to further improve visibility and safety.
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             An overhead door will be provided for the rail siding entry.

             Two (2) deluge showers will be provided for the opening into the paper machine building.

             Concrete block walls with a four hour fire resistant rating will separate this structure from the paper machine building and the shops area. These walls will be primed and painted.

     6.3.2   Fire Protection

             The warehouse is classified as an Extra Hazard by Industrial Risk Insurers for fire protection purposes. The entire building area will be sprinkled. The cost estimate is based on a wet pipe system with a sprinkler density of 0.40 gpm/2,000 S.F.

             Water will be supplied to the sprinkler system from the mill fire protection loop. The fire protection loop is described in the
             Section 11 Site General.

             Seven fire hose stations will be provided.

             Twenty fire extinguishers will be provided.

     6.3.3   Roof Drains

             Rainwater will be diverted to exterior gutters and downspouts. Interior roof drains are not required.

     6.3.4   Potable Water and Sanitary Sewer

             There will be a 10 ft X 25 ft break and restroom area in the corner of the roll storage and shipping warehouse truck docks. The cost estimate is based on metal stud and painted gypsum board walls. A suspended, acoustical tile ceiling will be provided.

             A pay telephone will be provided for use by truck drivers. A unisex toilet facility with two fixtures and a drinking fountain will be provided.

             Potable water and sanitary sewer piping will be provided. Essentially all of this piping will be supported by individual hangers.

6.4  EQUIPMENT

     6.4.1   Process Equipment

             There is no process equipment in this area.

     6.4.2   Mobile Equipment

             Mobile equipment for the facility is described in Section 11 of this Exhibit.

6.5  PIPING

     There is no process piping in this area. Utility piping will be provided for unit heaters.

     The piping will be supported by individual hangers in this area.

6.6  ELECTRICAL

     6.6.1   Process Electrical
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             There is no process electrical system required in this area.

     6.6.2   Lighting and Electrical Systems

             Electrical power for this area will be provided from MCCs located in the paper machine area electrical room.

             Power for truck doors, ventilation fans and other ancillary equipment will be provided.

             Illumination levels will be 30 foot-candles when the warehouse is in use and 5 foot-candles in inactive mode. Lighting panel boards will be 480/277V. Separate standby panels will be established for egress and EXIT sign lights. Lighting fixtures will be 277 volt high pressure sodium HID fixtures. Switch rated circuit breakers will be provided in the lighting panels.

             The building structural columns will be grounded via the concrete footings, "Ufer" style. Adequate rebar will be welded to the column anchor bolts to satisfy NEC 250-81(c).

             Outdoor platforms, walkways and fences will be grounded "Ufer" style to concrete footings.

             A separate equipment ground conductor will be specified in each power cable to motors and loads.

             A #4/0, bare, copper wire will be buried for grounding and bonding this building to the site general grounding grid.

             Six, grounding type welding outlets will be provided. These outlets will be 480V, 60A, 3 wire configuration.

             24, grounding type, 20 amp, 120 volt convenience and maintenance outlets will be provided within the warehouse area. Weather-proof covers will be provide on all outside receptacles. 208Y/120V panel boards for convenience receptacles, office lighting, control, heat tracing and instrumentation power will be wall mounted within the recycled fiber plant electric room. Ground fault circuit breakers will be installed both for 120V convince receptacle and heat tracing circuits.

             Freeze protection heat tracing is not required in this area.

             Cathodic protection is not  required in this area.

     6.6.3   Spare Parts

             An allowance for electrical spare parts has been included in the cost estimate.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
6.7  PROCESS CONTROL

     6.7.1   PROCESS

             There is no process control system required in this area.

             Inventory control will be maintained using a bar code scanning and roll tracking system. This system will communicate with the mill wide information system. This system is described in Section 5 Paper Machine and Roll Handling.

     6.7.2   Communication and Alarm Systems

             Speakers for the voice paging system will be provided in this area. The same system will provide fire, tornado and other required alarms. One telephone system extension and a pay telephone will be provided in the warehouse area.

             The communication system for the entire facility is described in
             Section 11 Site General.

6.8  HEATING AND VENTILATION

     6.8.1   Make-up Air

             Make-up air will be supplied to the warehouse from a 50,000 CFM, direct gas-fired, air handling unit located on the roof of the paper machine building. The air will be distributed in the warehouse through a duct system. Make-up air can be heated to maintain approximately 55 degrees F. in the warehouse during winter design conditions.

     6.8.2   Unit Heaters

             Three, gas fired, unit heaters will be located above the truck dock doors. A single, gas fired unit heater will be located above the rail car door.

     6.8.3   Ventilation

             Ventilation will be provided by four, exhaust fans located in the south wall of the warehouse. The fans will have a total capacity of approximately 30,000 CFM.

     6.8.4   Duct Work

             Duct will be galvanized steel with thickness appropriate for the duct size. Duct will be either rectangular or spiral reinforced, round cross section. Exterior duct runs will be insulated.

     6.8.5   Spare Parts

             An allowance for HVAC spare parts has been included in the cost estimate.

7.0  BOILER AND UTILITIES

     This area includes the utility building shell, mechanical components, HVAC and electrical systems. A natural gas fired boiler designed for 150,000 lb/hr at *** psig and all boiler ancillary systems are included in this area. The mill compressed air system is included in this area. The chilled water system is included in this area.
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
     The boiler and other utilities systems are shown on block flow diagrams included with this report.

     Design criteria for the paper machine and sub-systems are documented in
     Section 12 of this volume.

7.1  GENERAL ARRANGEMENT

     The general arrangement for the boiler and utility area is shown in drawings referenced in Exhibit 5 of this Agreement.

     Most of the equipment is located at grade level in a building adjacent to the drive side of the paper machine building. The deaerator tank is supported on a mezzanine level within the boiler building.

     The oil storage tank is located near the perimeter road. A pipe bridge connects the tank area with the utility building.

7.2  CIVIL  AND STRUCTURAL

     A 60 ft x 80 ft utility building will be provided.

     7.2.1   Site Preparation

             The utility building floor will be located slightly above grade level. Site preparation consists of minimal excavation and backfill for:

             .   the floor slab
             .   building footings
             .   tank and boiler  foundations

             There is no provision for deep foundations in the boiler and utility area.

     7.2.2   Concrete

             The primary building will be founded on virgin soils using shallow spread footings.

             The main building floor will be six inch slab on grade.

             There are no elevated concrete slabs in this area.

             Twenty four inch wide, concrete floor drains will be included.

             Equipment foundations and pads will be provided, including containment walls for the fuel oil storage tank area.

     7.2.3   Steel and Miscellaneous Metal

             The primary building will be a pre-engineered structure consisting of purlins and girders with a single interior structural steel column.

             Insulated metal siding will complete the exterior wall closure. The roof will be standing seam, metal construction.

             A structural steel mezzanine within the main building will support the deaerator. It is assumed that process tubing for continuous emission monitoring systems are routed to the mezzanine, ie. no special platforms for monitoring the systems are included.
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             Floor trench grating covers will be provided. The grating will be able to support a lift truck in aisle or maintenance access areas.

7.3  ARCHITECTURAL

     7.3.1   Doors and Interior Walls

             The following doors will be provided:

             .   One, 9 ft x 9 ft, overhead sectional door
             .   Four, hollow metal doors

     7.3.2   Fire Protection

             The utility building is classified as an ordinary Hazard Group II by Industrial Risk Insurers for fire protection purposes. The cost estimate is based on a wet pipe system with a sprinkler density of
             0.17 gpm/3,000 S.F.

             Water will be supplied to the sprinkler system from the mill fire protection loop. The fire protection loop is described in the site general area.

             Four hose stations

             Walls with a four hour fire resistant rating will separate this structure from the paper machine building. The cost is included in the paper machine area cost estimate.

     7.3.3   Roof Drains

             Internal roof drains are not required in this area. Run-off will be handled through the gutter and downspout system.

     7.3.4   Potable Water and Sanitary Sewer

             There is no provision for restrooms, drinking fountains or other personnel facilities in this area.

7.4  EQUIPMENT

     7.4.1   Process Equipment

             Detailed descriptions of the equipment are given in the vendor proposals.

     7.4.2   Mobile Equipment

             No mobile equipment is required in this area.
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
     7.4.3   Spare Parts

             An allowance has been included in the cost estimate for process and mechanical spare parts.

7.5  PIPING

     All utility piping not included in the equipment vendor's scope of supply will be provided. Compressed air and fresh water piping will be 304 L stainless steel.

     Much of the piping will be supported by individual hangers. Gang supports will be used where a sufficient number of lines can be grouped to be cost effective.

     An allowance has been included in the cost estimate for valve and piping specialty spare parts.

     Fire protection, potable water and sanitary sewer systems are described in
     Section 7.3   Architectural.

7.6  ELECTRICAL

     7.6.1   Process Electrical

             Motor Control Centers (MCCs) will be located in a structure adjacent to the drive side of the paper machine building.

             480V MCCs will be either 1200 amp or 1600 amp, 3 Phase, 3 wire in front mounting arrangements. Motor starters will use MCP type circuit breakers and feeder circuits will use thermal/magnetic breakers.

             Motor controls will be through a DCS or PLC based central control system. Local start/stop buttons will not be provided, except in areas where an emergency stop is required. Emergency stops will be provided for the paper machine, under machine pulper, couch pit agitator and winder.

             Feeder, power, control and instrumentation distribution inside and outside the structure will use aluminum cable trays. Cable tray will be 6" high, NEMA class 12A, ladder type with 9" rung spacing.

             Separate tray systems will be provided for feeders, power with control and instrumentation. The instrument tray will use barriers for the analog, and discrete signals.

             Conduits will be Rigid Galvanized Steel (RGS). Minimum conduit size will be 3/4". Trade sizes of 1-1/4" and 2-1/2" will not be used.

             Cable tray drop out channels and conduits will be sized to accommodate both the power and the control cable if the load requires a local control push-button station where conduit is required.

             Power cables for 480 V loads will be 600 V, tray rated, type 1AC cables with THHN/THWN or XHHW insulation. Power cables for 4,000 V motor loads will be 5,000 V, type 1AC cables with 133% EPR insulation and overall PVC jacket. Control multi-conductor cables will be 600 V, tray rated, type 1AC or TC with THHN/THWN or XHHW insulation.

             Armored cable will be used to connect between MCCs and all main process loads such

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             as process motors. Conduit will only be used for instrument drops and building facility loads such as unit heaters, panels, lights and receptacles.

     7.6.2   Building Lighting and Electrical Systems

             Electrical power for this area will be provided from MCCs located in the paper machine electrical room adjacent to the drive side of the paper machine building.

             Power for truck doors, ventilation fans and other ancillary equipment will be provided.

             Illumination levels will be 25 foot-candles minimum. Lighting panel boards will be 480/277V. Separate standby panels will be established for egress and EXIT sign lights.

             Lighting fixtures will be 277 volt high pressure sodium HID fixtures in process areas and florescent in office, electric, instrument rooms, etc. Strategic light fixtures and EXIT signs located along routes of egress will be battery-pack type.

             Grounding triads consisting of three interconnected 3/4" x 10' copper clad steel ground rods will be established for the power, instrumentation and a master ground reference.

             A #4/0, bare, copper ground grid system for grounding and bonding the plant electrical distribution equipment, large motors, main process equipment. The building structural columns will be grounded directly to the buried grounding grid.

             Outdoor platforms, walkways and fences will be grounded "Ufer" style to concrete footings.

             A separate equipment ground conductor will be specified in each power cable to motors and loads.

             Lightning protection will be provided for buildings and structures in the form of air terminals bonded to the vertical columns.

             Four grounding type welding outlets will be provided. These outlets will be 480V, 60A, 3 wire configuration.

             Twenty grounding type, 20 amp, 120 volt convenience and maintenance outlets will be provided within the warehouse area. Weather-proof covers will be provided on all outside receptacles. 208Y/120V panel boards for convenience receptacles, office lighting, control, heat tracing and instrumentation power will be wall mounted within the electric room. Ground fault circuit breakers will be installed both for 120V convince receptacle and heat tracing circuits.

             Freeze protection heat tracing is not required in this area.

             Cathodic protection is not required in this area.

     7.6.3   Spare Parts

             An allowance for electrical spare parts has been included in the cost estimate.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
7.7  PROCESS CONTROL

     7.7.1   Field Instruments

             Field instruments not included as part of the process equipment will be installed in the piping or tanks as required. Compressed air connections will be provided for all air actuated devices.

             Electrical distribution will generally be made using cable tray with conduit drops to each device. Junction boxes may be used in areas of high density controls to minimize cable runs. Multiple conductor cable will be used where feasible. Analog instrument cables will be 300 volt rated, #14 or #16 AWG shielded with foil shields. Two, four and six conductor cables will be used. Cable assembly will be tray rated.

     7.7.2   Control Systems

             The boiler, compressed air system and chiller system will have stand alone control systems provided by the vendor. These systems will be able to communicate status information to a DCS or PLC based central control system.

             Emergency stops will be provided for some critical systems.

     7.7.3   Communication and Alarm Systems

             Speakers for the voice paging system will be provided in this area. The same system will provide fire, tornado and other required alarms.

             One telephone extension will be provided in the area.

             The communication system for the entire facility is described in
             Section 11 Site General.

     7.7.4   Spare Parts

             An allowance for process control spare parts has been included in the cost estimate.

7.8  HEATING AND VENTILATION

     Ventilation will be provided by two exhaust fans located in the wall of the utility building. The fans will have a total capacity of approximately 10,000 CFM.

     Separate HVAC spare parts are not required for this area since the equipment will duplicate items spared for other areas.

8.0  EFFLUENT TREATMENT/WATER RECYCLE

     Environmental permits for the new facility have not been obtained. The scope and cost estimate is based on a mill designed for minimal water consumption and discharge. Primary and secondary treatment would be provided. The treated effluent stream would be discharged to the municipal sewer system for further treatment prior to discharge. The scope and cost estimate does not include provisions for an outfall or other stream discharge facilities.
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
     The detailed scope and cost estimate in this area is based upon the following assumptions:

         .   average flow of influent to plant wastewater treatment facility of
             *** gpm or *** gal/day
         .   average BOD to plant wastewater treatment facility of  *** lb/day
         .   average COD to plant waste water treatment facility of  *** lb/day
         .   average TSS to plant wastewater treatment facility of ***  lb/day

     Maximum discharge to Municipal Treatment Facility:

         .   less than *** BOD
         .   less than *** TSS
         .   less than ***ppm  Ammonia
         .   less than *** ppm  Chlorides
         .   pH not less than *** or greater than ***

8.1  GENERAL ARRANGEMENT

     The effluent treatment area layout is shown in the project drawings. It occupies an area of 324 feet by 355 feet. The size and layout can be modified to fit constraints of the site when it is selected.

     Major items include:

     .   *** gallon concrete influent sump tank
     .   *** ft diameter primary clarifier
     .   *** gallon cooling tank.
     .   *** ft diameter sequencing batch reactors
     .   *** gallon SBR equalization tank.
     .   gravity filter
     .   *** gallon sludge chest
     .   two sludge presses with conveyors
     .   sludge dewatering building.

8.2  CIVIL AND STRUCTURAL

     8.2.1   Site Preparation

             The sludge press building floor and concrete tank bottoms will be located slightly above grade level. Site preparation consists of minimal excavation and backfill for:

             .   the floor slab (by subcontractor)
             .   building footings (by subcontractor)
             .   tank bases (by subcontractor)

     8.2.2   Concrete

             The building will be founded on virgin soils using shallow spread footings.

             The floor will be 6 inch thick slab on grade construction. Bases for the major tanks will be reinforced concrete slabs.

             The influent sump and clearwell will be site constructed concrete tanks.

             The concrete truck apron is described in Section 11 Site General.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
     8.2.3   Steel and Miscellaneous Metal

             Insulated metal siding will complete the exterior wall closure. The roof will be standing seam, metal construction.

             Miscellaneous metal installations will include:

             .   steel supports for elevated sludge presses
             .   stairs with railings
             .   supports for unit heaters and other miscellaneous equipment

8.3  ARCHITECTURAL

     8.3.1   Doors  and Interior Walls

             One overhead door will be provided for the sludge press building.

             Two, hollow metal doors will be provided.

             There are no interior walls in this area.

     8.3.2   Fire Protection

             Two fire hose stations will be provided.

             Two fire extinguishers will be provided.

             There is no provision for a sprinkler system in the sludge building. Fluor Daniel does not expect a sprinkler system to be required for this building.

     8.3.3   Roof Drains

             Rainwater will be diverted to exterior gutters and downspouts. Interior roof drains are not required.

     8.3.4   Potable Water and Sanitary Sewer

             There will be no drinking fountains, restroom or wash-up facilities in the sludge press building. The area will be serviced by a break and restroom facilities in the warehouses.

8.4  EQUIPMENT

     8.4.1   Process Equipment

     8.4.2   Mobile Equipment

             There is no mobile equipment dedicated to this area.

             Mobile equipment for the facility is described in Section 11 of this volume.

     8.4.4   Spare Parts

             An allowance for process and mechanical spare parts has been included in the cost estimate.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
8.5  PIPING

             All process and utility piping not included in the equipment vendor's scope of supply will be provided.

             Some of the piping will be supported by individual hangers. Gang supports will be used where a sufficient number of lines can be grouped to be cost effective.

             An allowance for valve and piping specialty spare parts has been included in the cost estimate.

8.6  ELECTRICAL

     8.6.1   Process Electrical

             Motor Control Centers (MCCs) will be located in the sludge press building.

             480V MCCs will be either 1200 amp or 1600 amp, 3 Phase, 3 wire in front mounting arrangements. Motor starters will use MCP type circuit breakers and feeder circuits will use thermal/magnetic breakers.

             Motor controls will be through a PLC based central control system. Local start/stop buttons will not be provided, except in areas where an emergency stop is required.

             Feeder, power, control and instrumentation distribution inside and outside the structure will use 4 inch channel. Separate channel will be provided for feeders, power with control and instrumentation.

             Conduits will be Rigid Galvanized Steel (RGS). Minimum conduit size will be 3/4". Trade sizes of 1-1/4" and 2-1/2" will not be used.

             Drops out channels will be sized to accommodate both the power and the control cable if the load requires a local control push-button station and conduit is being used.

             Power cables for 480 V loads will be 600 V, tray rated, type 1AC cables with THHN/THWN or XHHW insulation. Power cables for 4,000 V motor loads will be 5,000 V, type 1AC cables with 133% EPR insulation and overall PVC jacket. Control multi-conductor cables will be 600 V, tray rated, type 1AC or TC with THHN/THWN or XHHW insulation.

             Armored cable will be used to connect between MCCs and all main process loads such as process motors. Conduit will only be used for instrument drops and building facility loads such as unit heaters, panels, lights and receptacles.

     8.6.2   Building Lighting and Electrical Systems

             Electrical power for this area will be provided from MCCs located in the sludge press building. Contractor to provide one 13.8 kV feeder to subcontractor's transformer.

             Power for truck doors, ventilation fans and other ancillary equipment will be provided.

             Illumination levels will be 30 foot-candles minimum in the process areas. Lighting panel boards will be 480/277V. Separate standby panels will be established for egress and EXIT sign lights.

             Lighting fixtures will be 277 volt high pressure sodium HID fixtures in process areas and

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             florescent in office, electric, instrument rooms, etc. Strategic light fixtures and EXIT signs located along routes of egress will be battery-pack type.

             Grounding triads consisting of three interconnected 3/4" x 10' copper clad steel ground rods will be established for the power, instrumentation and a master ground reference.

             A #4/0, bare, copper ground grid system for grounding and bonding the plant electrical distribution equipment, large motors, paper machines and substations will be installed. The building structural columns will be grounded directly to the buried grounding grid.

             Outdoor platforms, walkways and fences will be grounded "Ufer" style to concrete footings.

             A separate equipment ground conductor will be specified in each power cable to motors and loads.

             Two, grounding type welding outlets will be provided. These outlets will be 480V, 60A, 3 wire configuration.

             Twelve grounding type, 20 amp, 120 volt convenience and maintenance outlets will be provided within the warehouse area. Weather-proof covers will be provide on all outside receptacles. 208Y/120V panel boards for convenience receptacles, office lighting, control, heat tracing and instrumentation power will be wall mounted within the electric room. Ground fault circuit breakers will be installed both for 120V convince receptacle and heat tracing circuits.

             Freeze protection heat tracing is not required in this area.

             Cathodic protection is not  required in this area.

8.7  PROCESS CONTROL

     8.7.1   Field Instruments and Installation

             Field instruments not included as part of the process equipment will be installed in the piping or tanks as required. Compressed air connections will be provided for all air actuated devices.

             Electrical distribution will generally be made using cable tray with conduit drops to each device. Junction boxes may be used in areas of high density controls to minimize cable runs. Multiple conductor cable will be used where feasible. Analog instrument cables will be 300 volt rated, #14 or #16 AWG shielded with foil shields. Two, four and six conductor cables will be used. Cable assembly will be tray rated.

             All control will be through a PLC based central control system. Local control will not be provided, except in areas where the vendor provides integrated, local controls as part of their supply.

     8.7.2   Communication and Alarm Systems

             Speakers for the voice paging system will be provided in this area. The same system will provide fire, tornado and other required alarms.

             Two telephone extension will be provided in the paper machine area. Each of the offices and labs will be connected to the mill wide LAN.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             The communication system for the entire facility is described in
             Section 11 Site General.

     8.7.3   Spare Parts

             An allowance for process control spare parts has been included in the cost estimate.

8.8    HEATING AND VENTILATION (by subcontractor)

     8.8.1   Unit Heaters

             One, gas fired, unit heater will be located in the sludge press building

     8.8.2   Ventilation

             Ventilation will be provided by an exhaust fan located in the sludge building wall.

     8.8.3   Spare Parts

             No separate allowance for  HVAC spare parts is required.

9.0  POWER DISTRIBUTION

             This area will include electrical power distribution systems starting at the main utility company substation and continuing through the MCCs. Electrical or drive rooms civil, structural and architectural costs, are be included in that area's building cost.

             All electrical power will be purchased from the local utility. This proposal is based on a nominal 15 kV distribution system within the mill site.

             Voltage levels on this project include:

             .   13.2 kV, 3Ph-----Utility service
             .   13.2 kV, 3Ph ----Plant distribution
             .   4160 V, 3Ph------Motors above 200Hp
             .   480 V, 3Ph ------Motor and process loads 200Hp and below
             .   277 V, 1Ph-------HID  lighting
             .   120 V, 1Ph ------Control and convenience receptacles

9.1  GENERAL ARRANGEMENT

             A main utility substation and switchgear will be located on the site. This area will include a perimeter fence and a gravel base. The cost estimate is based on the entire utility substation, including site preparation, being designed and installed by the local utility. Size and configuration will be determined by the utility company.

             All transformers and switch gear for the paper machine and recycled fiber areas will be located adjacent to the paper machine building. The floor will be slab on grade construction with pads for the individual pieces of equipment. The area will be enclosed on three sides by fencing.

             The power distribution system was sized under the assumption that any future infrared dryer installations would be natural gas fired and not electric.

9.2  CIVIL  AND STRUCTURAL

             There are no special requirements for this area.
--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
9.3  ARCHITECTURAL

     9.3.1   FIRE PROTECTION

             The cast coil, dry type transformers proposed do not require any special fire protection or alarm systems.

9.4  EQUIPMENT

     9.4.1   Process Equipment

             There is no process equipment in this area.

     9.4.2   Mobile Equipment

             The is no dedicated mobile equipment in this area.

             The facility mobile equipment is described in Section 11.

9.5  PIPING

             There is no process or utility piping in this area.

9.6  ELECTRICAL

     9.6.1   Utility Substation

             The main plant substation will be designed and supplied by the local utility. The demand load will be 30 MVA. Connected load will be approximately 39 MVA.

             The site plan is based on one outdoor, oil filled, medium voltage transformer, 40/53/66 MVA, supplied by the local utility line at a voltage of 34.5kV or higher. Fluor Daniel expects the transformer will be low resistive grounded. The utility source will be from two separate lines, if possible.

     9.6.2   Distribution To Area Transformers and Switchgear

             MV underground cable will feed a 15 kV lineup of metal clad main switchgear located adjacent to the utility substation. The 15kV switchgear will be rated at 750 MVA. It will consist of a 3,000 A main breaker and two, 1,200 A feeder breakers equipped with solid state relaying.

             The main switchgear will include two, 1200 A, feeder breakers for the 4160V, and 480V step-down transformers. The feeder breakers will be connected to the area transformers by 15 kV direct burial, metal clad cable and overhead cable tray raceway systems.

     9.6.3   Area Transformers

             The following area transformer and switchgear arrangements will be provided.

             .   Recycled Fiber Plant 480 VAC
                     1200 A load break and fuse
                     2500/3333 KVA Transformer
                     4000 AF Main Breaker
                     480 V Bus

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
                     Three, 1600 AF Breakers and Bus to MCCs
                     One, 1200 AF Breaker and Bus to MCCs
                     One, 1600 AF Breaker and Bus Spare
                     Space for an Additional Breaker On The 480 V Bus

             .   Recycled Fiber Plant and PM Auxiliaries 4160 VAC

                     1200 A load break and fuse
                     5000/6666 KVA Transformer
                     1200 A Main Breaker
                     4160 V Bus
                     Seven Medium Voltage Starters to Process Motors
                  Two, fused disconnects to VFDs
                     Space for an Additional Medium Voltage Starter

             .   Paper Machine Auxiliaries No. 1 480 VAC

                     1200 A load break and fuse
                     2500/3300 KVA Transformer
                     4000 AF Main Breaker
                     480 V Bus
                     Three, 1600 AF Breakers and Bus To MCCs
                     One, 1200 AF Breaker and Bus to MCCs
                     One, 1600 AF Breaker and Bus Spare
                     Space for an Additional Breaker On The 480 V Bus

             .   Paper Machine Auxiliaries No. 2  480 VAC

                     1200 A load break and fuse
                     2500/3300 KVA Transformer
                     4000 AF Main Breaker
                     480 V Bus
                     Three, 1600 AF Breakers and Bus to MCCs
                     One, 1200 AF Breaker and Bus to MCCs
                     One, 1200 AF Breaker and Bus Spare
                     Space for an Additional Breaker on the 480 V Bus


--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             .   Paper Machine Auxiliaries No. 3  480 VAC

                     1200 A load break and fuse
                     2500/3300 KVA Transformer
                     4000 AF Main Breaker
                     480 V Bus
                     Three, 1600 AF Breakers and Bus to MCCs
                     One, 1200 AF Breaker and Bus to MCCs
                     One, 1200 AF Breaker and Bus Spare
                     Space for an Additional Breaker on the 480 V Bus

             .   Paper Machine Drives No. 1 480 VAC

                     1200 A load break and fuse
                     2500/3300 KVA Transformer
                     4000 AF Main Breaker
                     480 V Feed to Drive

             .   Paper Machine Drives No. 2 480 VAC

                     1200 A load break and fuse
                     2500/3300 KVA Transformer
                     4000 AF Main Breaker
                     480 Feed to Drive

             .   Paper Machine Drives No. 3 480 VAC

                     1200 A load break and fuse
                     2500/3300 KVA Transformer
                     4000 AF Main Breaker
                     480 V Feed to Drive

             .   Paper Machine Drives No. 4 480 VAC

                     1200 A load break and fuse
                     2500/3300 KVA Transformer
                     4000 AF Main Breaker
                     480 V Feed to Drive

             .   PM Auxiliaries No. 4  4160 VAC

                     1200 A load break and fuse
                     5000/6666 KVA Transformer
                     1200 A Main Breaker
                     4160 V Bus
                     Space for an Additional Breaker on the 4160 V Bus

             .   PM Auxiliaries No. 5  4160 VAC

                     1200 A load break and fuse
                     5000/6666 KVA Transformer
                     1200 A Main Breaker
                     4160 V Bus
                     Space for an Additional Breaker on the 4160 V Bus

9.7  PROCESS CONTROL

     There is no process control equipment in this area.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
10.0 STOREROOM, SHOPS AND OFFICES

     The office area will include the building shell, mechanical components, HVAC and electrical systems required for the following functions.
     .   accounting and management offices/conference rooms
     .   training room
     .   locker rooms and restroom

     The shops area will include the building shell, mechanical components, HVAC and electrical systems required for the following functions.

     .   maintenance shops
     .   storeroom
     .   large spare parts storage
     .   engineering and maintenance offices/conference rooms
     .   time clock area
     .   restroom.

10.1 GENERAL ARRANGEMENT

     General offices, reception areas, conference rooms, central (single) rest room and locker/shower rooms will be housed in a building to the West of the paper machine building. The two main gates will be observed by the office reception area via video camera.

     Engineering offices, conference rooms, rest rooms, maintenance shops and storerooms will be housed in a building to the North of the paper machine building.

10.2 CIVIL  AND STRUCTURAL

     The office and shop buildings area one-story structures with the nominal floor elevation at 100'-0".

     10.2.1  Site Preparation

             The building floors will be located slightly above grade level. Site preparation consists of minimal excavation and backfill for:

             .   the floor slab
             .   building footings
             .   grounding cable

     10.2.2  Concrete

             The buildings will be founded on virgin soils using shallow spread footings.

             The floors will be 6 inch thick slab on grade construction.

             Concrete pads will be provided for shop equipment, as required.

     10.2.3  Steel and Miscellaneous Metals

             Pre-manufactured structures will be used for this area. Structural elements will consist of open web purlins and girders with columns spaced on an approximate 50' x 50' grid.

             Insulated metal siding and window banding for finished areas will complete the exterior

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             wall closure. The roof will be standing seam, metal construction.

             A miscellaneous metals allowance for the shops area includes:

             .   materials storage racks
             .   lifting monorails or beams
             .   expanded metal "lockup" areas

10.3 ARCHITECTURAL

     10.3.1  Fire Protection

             Industrial Risk Insurers rate the offices and locker rooms as an ordinary Hazard Group I density of 0.15 gpm/2,000 S.F. The shops and storeroom is rated as a Hazard Group II and sprinkled at a density of 0.17 gpm/3,000 S.F.

             Six fire hose stations will be provided.

             Twelve fire extinguishers will be provided.

     10.3.2  Potable Water and Sanitary Sewer Piping

             Potable water and sanitary sewer piping will be provided. Essentially all of this piping will be supported by individual hangers.

     10.3.3  Office and Conference Room Area

             Approximately 8,400 SF of finished area for engineering, accounting, maintenance and management is provided. The area will consist of conference rooms; one for 8 occupants and the other for 45 occupants. Open office area is shown that can be subdivided as necessary using demountable partitions. The reception area is located to be able to monitor and control the 2 main gate entrances to the site. Additional space is provided for a central restroom, kitchen, file storage, and a break room.

             The manufacturing area is internally accessible from the engineering office core.

             Construction will consist of metal stud walls, painted gypsum board walls, suspended acoustical ceiling and vinyl or carpeted flooring.

             The estimate contains an allowance for furnishings.

     10.3.4  Locker and Toilet Rooms

             The employee entrance is contiguous to the plant's main toilet and locker room facilities.

             Showers and lockers are provided to accommodate the employees and consists of *** women's lockers and *** men's lockers.

             A separate men's and women's restroom facility is planned. Each unit will contain 5 fixtures and will be handicap accessible. Construction will consist of metal stud and gypsum board walls and sealed concrete floors.

             Construction will consist of epoxy painted concrete block walls, sealed concrete floor and a vinyl covered suspended ceiling.

     10.3.5  Shops and Storeroom

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             Approximately 12,500 SF of area is provided. The area will consist of three shop areas, a storeroom and a large spare parts storage area. The shops will serve for maintenance of rolling stock, mechanical shop, and electrical and instrumentation repair.

             Six separate areas are provided for use as offices, storage, or as a "clean-room" for instrumentation repair.

             A large training center is located contiguous to the office and shops areas. An exterior entrance is close by.

             A central corridor will provide access to all areas of the shops as well as the main offices and a time keeping station. This corridor and the employee entrance is monitored by a security counter.

             Shops and storeroom construction will generally consist of painted concrete block walls, insulated metal siding and sealed concrete floors. The ceiling will be exposed construction.

             The cost estimate includes an allowance for simple, open, metal shelving in the storeroom and for heavy duty, open, metal shelving in the large equipment storage area.

             An allowance is included for shop equipment. The allowance is based on the following equipment.

             10.3.5.1  Mechanical Shop

                       .   six foot lathe
                       .   drill press
                       .   equipment for boring couplings
                       .   hand held vibration monitoring equipment
                       .   two welding booths
                       .   pipe threading equipment
                       .   vices
                       .   rigging equipment including slings and chains
                       .   portable hoists
                       .   impact wrenches and other small power tools

             10.3.5.2  Rolling Stock Shop

                       .   hydraulic jacks and jack stands
                       .   facilities for changing oil and coolant

             10.3.5.3  E & I Shop

                       .   portable test gauges
                       .   benches set up for minor motor maintenance
                       .   benches set up for minor instrument repairs
                       .   instrument calibration equipment

                       Instrument calibration will be provided for use during construction. This equipment will remain as part of the facility after construction is complete.

10.4 EQUIPMENT

     10.4.1  Process Equipment

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             There is no process equipment in this area. Shop equipment is included in Section 10.3 Architectural.

     10.4.2  Mobile Equipment

             Mobile equipment required for normal maintenance will be provided. All mobile equipment is described in Section 11 Site General.

10.5 PIPING

     10.5.1  Process Piping

             There is no process piping in this area. Utility piping will be provided for unit heaters, air conditioning equipment and shop requirements.

             The piping will be supported by individual hangers in this area. Piping insulation for steam and condensate piping is included in the piping scope of supply.

             An allowance has been included in the cost estimate for valve and piping specialty spare parts.

             Fire protection systems are described in Section 10.3
             Architectural.

10.6 ELECTRICAL

     10.6.1  Process Electrical

             There are no process electrical items in this area.

     10.6.2  Lighting and Building Electrical

             Electrical power for this area will be provided from MCCs located in the main electrical room adjacent to the paper machine building.

             Power for shop equipment, ventilation fans and other ancillary equipment will be provided.

             Illumination levels will be 40 foot-candles minimum in the shop areas. Lighting panel boards will be 480/277V. Separate standby panels will be established for egress and EXIT sign lights.

             Lighting fixtures will be 277 volt high pressure sodium HID fixtures in shop areas and florescent in office, electric, instrument rooms, etc. Rooms with suspended ceiling, will use lay-in fluorescent fixtures. Electric and utility areas will use open two lamp industrial fixtures. Strategic light fixtures and EXIT signs located along routes of egress will be battery-pack type.

             The building structural columns will be grounded via the concrete footings, "Ufer" style. Adequate rebar will be welded to the column anchor bolts to satisfy NEC 250-81(c).

             A separate equipment ground conductor will be specified in each power cable to motors and loads.

             A #4/0, bare, copper ground loop will be provided for grounding and bonding this building

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             to the ground grid.

             Six, grounding type welding outlets will be provided. These outlets will be 480V, 60A, 3 wire configuration.

             Two hundred forty, grounding type, 20 amp, 120 volt convenience and maintenance outlets will be provided within the warehouse area. Weather-proof covers will be provide on all outside receptacles. 208Y/120V panel boards for convenience receptacles, office lighting, control, heat tracing and instrumentation power will be wall mounted within the electric room. Ground fault circuit breakers will be installed both for 120V convince receptacle and heat tracing circuits.

             Freeze protection heat tracing is not required in this area.

             Cathodic protection is not required in this area.

10.7 PROCESS CONTROL

     10.7.1  Process

             There are no field instruments or process control items required for this area. HVAC systems will be supplied with integrated control systems.

     10.7.2  Communications Systems

             The telephone equipment will reside in the main computer room. This proposal assumes that approximately eighty voice lines will be installed. These lines can be either digital or analog type, depending on the particular phone, fax machine or modem used. This is configurable through installation of modules inside the PBX (Private Branch Exchange).

             The intercom/paging equipment will be located in the main computer room. It will interface to the telephone system and operators will be capable of paging from any telephone. The system will have numerous speakers located throughout the facility. The intercom system could be supplied with features such as machine alarm announcements and emergency warning announcements.

     10.7.3  Radio System

             The two-way radio system will consist of an estimate of two repeaters and antennas, located strategically on-site, and approximately twenty five portable radios. Each portable radio would be supplied with a ni-cad battery. The radio system can be supplied with such features as privacy channels and telephone interconnect, which would allow radio users to patch into the telephone system or vice versa.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
     10.7.4  LAN and Computers

             The mill-wide LAN (Local Area Network) network will operate on an Ethernet platform. A robust operating system, such as Microsoft Windows NT, will be installed on all network servers. These servers will use TCP/IP protocol, built into Windows NT, to distribute data to the client computers on the network.

             Plant-wide information, such as production data, scheduling, inventory, quality assurance, marketing, engineering, accounting, and typical office software will be stored on one or more computers in a main computer room. These computers will be connected to a hub containing various network components, such as a switch, router, bridge and/or repeaters, as required. This hub will provide a backbone to other hubs located throughout the site.

             The system will include dual servers for machine and process control data, thus allowing one server to act as a hot backup, in case the first server should fail. These servers will be connected to a hub, located in the electrical room, and will run an MMI (Man Machine Interface) software, such as Intellution Fix or Wonderware.

             RG-58U cable will be used for the backbone hub connections. RV-45 twister pair cable will be used for connection of the information outlets, where operator devices such as personal computers, modems, printers, fax machines, telephones, and PLCs are connected. Communications equipment, such as hubs, servers and PLCs, will have a UPS (Uninterruptable Power Supply) power.

             The allowance includes *** personal computers. The typical personal computer will be a Pentium based system with a 15 inch color monitor, CD-ROM drive, 2.0 gigabyte hard drive and 16K RAM. Standard office software such as Microsoft Office will be provided.

             Five Laserjet type printers will be provided on the network.

             *** CAD capable personal computer systems will be provided. These systems will be Pentium based personal computers with 20 inch monitors, CD-ROM drives, 4 gigabyte hard drives and 32 megabytes of RAM. AutoCad version 13 and standard office software will be provided.

             A pen type plotter will be provided on the network.

10.8 HEATING, VENTILATION AND AIR CONDITIONING

     10.8.1  Finished Areas

             The office, conference rooms, training room, locker rooms and restrooms will be heated and air conditioned. The make-up air units will be indirect, natural gas fired units.

     10.8.2  Shops and Storerooms

             The shops and storeroom will be heated with indirect gas fired unit heaters. Ventilation will be provided by area exhaust fans. Air conditioning is not provided for the shops and storerooms.

11.0 SITE GENERAL

     This proposal is based on a 69 acre site with generally level topography and free from permanent structures and contamination. Geotechnical information for the adjacent site indicates that the soils include red to dark brown clay to a depth of approximately eight feet. If not removed, these materials are expected to manifest significant heave if used with slab-on-grade construction directly

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
     over the unmodified soils. Moderately loaded structures can use spread type footings with minimal excavation. This proposal includes planning for collecting surface runoff and minor subsurface water. Construction below the local water table is not expected. Open areas of the site will be grassed over to conform to local ordinances. Minimal landscaping is planned.

11.1 SITE PREPARATION

     11.1.1  GENERAL SITE PREPARATION

             Allowances have been included in the cost estimate to clear the site and complete rough grading. This allowance is not site specific.

             A general allowance for dewatering has also been included.

     11.1.2  FENCING

             An eight foot high, cyclone type fence will be provided around the perimeter of the site. Separate gates are provided for truck arrivals and automobiles.

     11.1.3  Parking and Roads

             Roadways are configured to accommodate material deliveries and finish goods shipping. For trucks arriving during off hours, a parking lane has been established. A perimeter road provides truck access to all of the buildings on the site.

             Adequate parking for mill employees and visitors is provided adjacent to the paper machine and office buildings.

             Parking lots and mill roads are covered with bituminous paving.

     11.1.4  Railroad

             Two sets of railroad spurs will be utilized for delivery of raw material and shipping finished rolls. One set of tracks will be located within the finished roll storage building and the other will be located outside of the raw material storage building. The layout will allow for a total of seven rail cars to be utilized for raw material unload or finished roll loading.

     11.1.5  Storm Water

             A storm retention pond will be constructed to drain new constructed areas. The pond will accommodate a 10 year, 24 hour storm of 5 inches of rainfall. The pond will be deepened and lined to contain an additional 400,000 gallons of water to supply the fire protection system. A dedicated well will be used to make-up for evaporation losses from the pond to maintain a minimum of 400,000 gallons of water for fire suppression.

     11.1.6  UNDERGROUND UTILITIES

             The project scope includes on-site distribution of natural gas, electrical power, fire protection water, sanitary sewer, and potable water. The project scope does not include off-site utility supply systems.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             The facility will be designed for minimal water consumption and low or zero effluent. This proposal is based on fresh water supply from a municipal treatment facility. The incoming water system consists of a surge storage tank and distribution piping.

             Effluent from the various process areas will be collected and treated on-site. A portion of the effluent will be reused for process make-up. The effluent system will include up to three treatment stages.

             Any effluent that leaves the site will be discharged to a POTW. The project scope does not include any effluent piping beyond the site boundaries or any outfall structures.

     11.1.7  Solid Waste

             Solid waste will be collected and sent to existing, off-site landfills. The project includes provisions for compactor pads and loading facilities. It does not include any on-site storage or disposal facilities.

11.2 CONCRETE

     Concrete is provided for:

         .   Paving at truck docks and dumpster locations
         .   Foundation for Fresh Water Make-up Tank
         .   Spill Containment Walls
         .   Foundation for Oil Supply Pipe Bridge
         .   Concrete Pit for Truck Scale
         .   Oil Storage Containment Walls

11.3 STEEL AND MISCELLANEOUS METAL

     Miscellaneous steel will be provided for pipe bridge foundations and for protective bollards.

11.4 ARCHITECTURAL

     The cost estimate includes a minimal allowance for landscaping near the main office entrance. Graded areas on the site will be seeded with grass.

     There will be exterior lighting for the main entrances, parking lots and roadways.

     Exterior 100 watt HPS wall packs will be mounted near exterior doors at 12 Ft elevation.

     Exterior walkways and platforms will be illuminated with 100 watt industrial fixtures on 9 Ft stanchions.

     Additional roadway lighting required will use 150 watt HPS street light type fixtures mounted on 40 foot high wooden poles.

     Lighting control for outside fixtures including the wall packs and street lights, will use a common multi-pole lighting contractor on a common photoelectric control circuit.

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
11.5 EQUIPMENT

     11.5.1  Fire Pumps

             A fire pump with an electric motor will be the primary fire pump. A diesel driven back-up pump will be provided.

     11.5.2  Mobile Equipment

             . Three, 10,000 lb capacity lift trucks will be provided. The trucks will be equipped with clamp mechanisms for handling wastepaper bales. The equipment will use bottled propane fuel tanks.

             . One, 10,000 lb capacity lift truck will be provided for moving small rejects dumpsters within the recycled fiber plant. The truck will be equipped with forks. The lift truck will use bottled propane fuel tanks.

             . Two, 10,000 lb capacity lift trucks will be provided for roll shipping. The trucks will be equipped with clamp mechanisms for handling paper rolls. The equipment will use bottled propane fuel tanks .

             . One, 10,000 lb capacity lift truck will be provided for maintenance. The truck will be equipped with forks. The lift truck will use bottled propane fuel tanks.

             . One, 10,000 lb capacity lift truck will be provided for use as a spare. The truck will be equipped with forks. The lift truck will use bottled propane fuel tanks.

             . One, bucket lift will be provided for moving maintenance. The lift will use bottled propane fuel tanks.

             . Three, three wheel maintenance carts will be provided. The carts will use bottled propane fuel.

             .   One, storeroom truck will be provided.

             A propane bottle storage and exchange area will be provided.

     11.6    PIPING

             11.6.1  Fire Protection Loop

             A 10" diameter fire line will loop the facilities for fire protection. Section control valves and fire hydrants will be provided.

             The source of the water will be from a municipal treatment facility. A backup source of 400,000 gallons will be provided from an on-site storm water retention pond. In order to prevent the pond from being dry when needed, a separate deep water well and pump will maintain the required water capacity.

             11.6.2  Underground Utilities

             Piping will be provided for:

             .   potable water
             .   sanitary sewer
             .   natural gas

--------------------------------------------------------------------------------

                           EXHIBIT 1 - SCOPE OF WORK

--------------------------------------------------------------------------------
             .   process effluent
             .   storm drainage

     11.7    ELECTRICAL

             11.7.1  Equipment Feeds

                     Power will be provided for the fire pump electric motor.

             11.7.2  Lighting and Grounding

                     A #4/0, bare, copper ground site grid system will be installed for grounding and bonding the plant electrical equipment, railroads, propane storage area and fire protection pumps.

                     Power will be provided for remote operation of the two main gates.

                     Power distribution for exterior lighting will be provided.

                                   EXHIBIT 2
                                   ---------

                              COST ESTIMATE BASIS
                              -------------------

      CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT
      PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH
         THE COMMISSION.  THE OMITTED INFORMATION IS INDICATED BY THE
          SYMBOL "***" AT EACH PLACE IN THE EXHIBIT WHERE THE OMITTED
                     INFORMATION APPEARED IN THE ORIGINAL.

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------

1.0  COST ESTIMATE SUMMARY


     Fluor Daniel's cost estimate for the Lawton Mill project is included in
     Exhibit 3. The following sections in this Exhibit describe the basis of the cost estimate.

     The total installed cost estimate for the proposed facility is $***. This estimated cost was developed for the greenfield paperboard mill described in Exhibit 1 - Scope Of Work.

     This estimate is based on construction of the facility in Lawton, Oklahoma.

     The single largest equipment package is the Voith Sulzer recycled fiber plant and paper machine package. This portion of the scope and estimate is based on the Voith Sulzer final negotiated price as of February 18, 1998.

     Fluor Daniel will provide engineering, procurement and construction services.

     The cost estimate can be divided into the following general areas, based on the way compensation to Fluor Daniel will be calculated and paid.

        - Fixed Price Services
        - Fixed Rate Services
        - Reimbursable And Agency Costs


2.0  FIXED PRICE SERVICES

     Fluor Daniel will provide the services described in this section 2.0 on a fixed price basis.

     The management will be provided by a Project Director supported by a staff in the home office and the field (project site). The management and administration team will work closely with Republic Paperboard's team personnel to expedite decisions, control costs, and make an effort to improve the schedule.

     The Management Team lead by the Project Director will consist of the following: Project Director, Engineering Manager, Senior Technical Process Engineer, Technical Process Engineer, Procurement Manager, Construction Manager and Controls Manager.

     Fluor Daniel will develop and maintain an integrated project schedule
     (CPM). This schedule will be used by the design engineers, procurement staff and construction to coordinate production of the required documents to facilitate the bidding, purchasing, delivery, and installation of all process equipment and the buildings with all support utilities.


2.1  ENGINEERING, PROCUREMENT AND HOME OFFICE SUPPORT

     This cost category covers the home office based project services provided by Fluor Daniel. The home office staff will be those individuals necessary to support the process design, procurement, and construction of the process equipment and the facility. These technical personnel will be located in Fluor Daniel's offices in Greenville, South Carolina and will travel to various locations based on the needs of

--------------------------------------------------------------------------------

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------

     the work. Fluor Daniel Technical personnel will be responsible for the following: update balance calculations, prepare P&ID's, revise bid specifications, negotiate with suppliers, prepare equipment lists, determine pump sizing, determine pipeline sizing, prepare utility diagrams, and prepare start-up, operation, and shutdown instructions. The home office staff, under the direction of the Project Director, will provide all of the technical needs of the project which will consist of, but not be limited to: accounting to support home office personnel, jobsite safety, quality, and accounting audits, engineering management to manage Marathon, HVAC design coordination, industrial relations, scheduling, secretarial/clerical, etc.

     Project management and project controls effort were estimated by the study management team. The cost estimate includes Fluor Daniel's fixed price for project management services.

     Procurement for engineering and construction will be performed out of Greenville for major equipment and site bulk purchases. The Procurement Manager will coordinate all specifications, bidding, and bid evaluations, develop procurement schedules, analyze bid package terms and conditions, negotiate final pricing, issue equipment purchase orders, issue bulk material purchase orders, assist in contract preparation, report monthly material status, expediting by telephone, and shop visits, if required. The required effort was estimated by the study team procurement manager and reviewed by the study management team. The cost estimate includes Fluor Daniel's fixed price for procurement services.

     Engineering costs were estimated by Marathon Engineers/Architects/Planners. Marathon's costs are included in Reimbursable And Agency Costs. This portion of he cost estimate includes Fluor Daniel's fixed price for engineering services by Fluor Daniel personnel.

     This category includes miscellaneous home office support provided by Fluor Daniel including:

        . Payroll Department
        . Legal Department
        . Quality Assurance
        . Construction
        . General Services
        . Field Human Resources and Internal Audits
        . Industrial Relations
        . Safety Department
        . Field Accounting


     The cost estimate includes Fluor Daniel's fixed price for these miscellaneous services.

     Fluor Daniel's home office expenses and supplies such as normal telephone, fax, photocopying, postage, courier service, computer services, (hardware and software), document reproduction, prints, storage of documents as required by law and other normal office expenses are included in the fixed price.

     Services not included consist of permits, other than those typically required for design and construction, siting, legal costs and estimating.


2.2  TEMPORARY CONSTRUCTION FACILITIES, EQUIPMENT AND SERVICES

     The cost estimate includes allowances for the following construction facilities:

--------------------------------------------------------------------------------

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------

     . OFFICE TRAILERS
     . FIRST AID TRAILER
     . TOILET TRAILER
     . INTERCONNECTING DECK AND ROOFS
     . BRASS GATE HOUSE
     . STORAGE TRAILERS
     . ELECTRICAL HOOK- UP AT PLOT LIMITS
     . POWER DISTRIBUTION
     . TEMPORARY TRANSFORMER
     . 14 PANELBOARDS - 400 AMP
     . TEMPORARY LIGHTING - INTERIOR
     . CONCRETE PAD/FENCING
     . DISTRIBUTION ABOVE GROUND
     . SEWER HOOK- UP AND TANK
     . TELEPHONE HOOK- UP FOR CONSTRUCTION
     . CELLULAR PHONES
     . UTILITY BILLS - ELECTRICITY
     . UTILITY BILLS - WATER
     . CONSTRUCTION PARKING
     . LAYDOWN YARD
     . CONSTRUCTION ROADS
     . MAINTAIN ROADS, LOTS, LAYDOWN
     . 3,000 LINEAL FEET OF FENCING
     . STORM DRAINAGE
     . PROJECT SIGNS, SOFTWARE AND COMPUTERS
     . BADGE MACHINE
     . COPY MACHINE
     . BLUE PRINT MACHINE
     . CALCULATORS
     . FACSIMILE MACHINE
     . OFFICE FURNITURE

     The construction facilities cost is included in Fluor Daniel's fixed price, based on a 17 month construction schedule.

     The cost estimate includes the following construction services:

     . GENERAL CLEANING SERVICE
     . FIELD SANITATION
     . TRASH DUMPSTERS
     . PROGRESS PHOTOS
     . WELDER CERTIFICATION  (MATERIAL ONLY)

--------------------------------------------------------------------------------

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------

     . SUBSTANCE ABUSE TESTING
     . MEDICAL AND SERVICES SUPPLIES
     . THIRD PARTY INSPECTIONS
     . MONUMENT AND  BENCHMARK RECORD
     . SECURITY GUARDS
     . CHECK PROCESSING
     . CONSTRUCTION   MANUALS
     . TELEPHONE BILLS
     . POSTAGE
     . COURIER SERVICE
     . FINAL RECORDS SHIPPING

     The construction services estimate is based on a Lawton, Oklahoma project site. The cost for these construction services is included in Fluor Daniel's fixed price.


2.3  FIELD STAFF SALARY, BENEFITS AND BURDENS

     This category includes field salaried staff costs for base salary, overtime pay, company paid benefits and government mandated employee costs. Craft labor through the general foreman level is included in the direct cost estimate.

     The field staff will be managed by a Construction Manager, reporting to the Project Director, and his staff. The Construction Manager and his staff will have overall responsibility for the safety, quality, cost, and schedule of the construction activities. The Field Staff will have the responsibility for participating in review of specifications, bidding and bid evaluation and all contracts with construction services, assist in the development of the construction schedule, coordinate, monitor and maintain schedule, control the construction budget, coordinate all site activities, implement and monitor safety and quality programs, oversee permitting, participate in the value awareness program, develop a start-up plan and schedule, manage start-up to substantial completion, and assist Republic Paperboard in determining tax structure and coding commitments and expenditures per the tax incentives.

     Key positions on the construction team will be staffed by Fluor Daniel permanent employees. The cost estimate was based on using Fluor Daniel personnel for the following positions:

     . CONSTRUCTION MANAGER
     . ENGINEERING MANAGER
     . CIVIL ENGINEER
     . ELECTRICAL ENGINEER
     . MECHANICAL ENGINEER NO. 1
     . MECHANICAL ENGINEER NO. 2
     . ELECTRICAL/INSTRUMENT ENGINEER
     . DOCUMENT CONTROL CLERK
     . SAFETY MANAGER
     . SAFETY INSPECTOR
     . WAREHOUSE MANAGER
     . PAYMASTER

--------------------------------------------------------------------------------

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------

     . ACCOUNTING MANAGER (HOME OFFICE)
     . ACCOUNTANT (HOME OFFICE)
     . COST ENGINEER
     . PROCUREMENT MANAGER
     . NURSE
     . CONTROLS MANAGER
     . HUMAN RESOURCE MANAGER
     . PLANNER/ SCHEDULER
     . C/S/A SUPERINTENDENT
     . FIELD ENGINEER
     . PIPE SUPERINTENDENT
     . PERFORMANCE ENGINEER
     . QUALITY MANAGER
     . QUALITY INSPECTOR
     . MILLWRIGHT SUPERINTENDENT
     . ELECTRICAL/INSTRUMENT SUPERINTENDENT

     Some positions on the construction team will be staffed by temporary, local hires. The cost estimate was based on using local hire personnel for the following positions.

     . ENGINEER/CONSTRUCTION SECRETARY
     . PROJECT MANAGEMENT/SERVICES SECRETARY
     . HUMAN RESOURCES AND PAYROLL CLERK
     . PROCUREMENT CLERK
     . ACCOUNTING TECHNICIAN
     . WAREHOUSE CLERK
     . CONTROLS START- UP CLERK

     Costs for all field staff are calculated from base compensation plus burdens and benefits. The burden and benefit rate used for the cost estimate was ***% for Fluor Daniel staff and ***% for local hire staff.

     Some field positions will be classified as non-exempt. The cost estimate includes premium pay for non-exempt personnel overtime. Craft overtime allowances are built into the craft labor rate.

     All personnel related costs described in this section 2.3 are part of Fluor Daniel's fixed price, except for travel costs.


2.4  INSURANCE, BONDS, PERMITS AND LICENSES

     The cost estimate includes the following items:

       . Builder's risk insurance supplied by Fluor Daniel covering up to $***
         MM of equipment, materials and labor. The coverage would extend from the start of construction through the initial water runs and start-up.

       . An incremental cost for sub-contractor bonds. Direct cost estimates did not include

--------------------------------------------------------------------------------

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------

         performance bonds.

       . An allowance was included for building permits based on percent of the project value.

       . Fluor Daniel does not expect this project to require new business or other licenses. Fluor Daniel's fixed price includes welder certification material and administrative services for obtaining craft worker licenses. Craft wages for certification testing will be treated as a reimbursable and agency cost. Fluor Daniel's fixed prices includes all business licenses or taxes required for Fluor Daniel to operate in Lawton, Oklahoma.

--------------------------------------------------------------------------------

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------

     The cost of Builder's Risk insurance is included in Fluor Daniel's fixed price but any deductible will be a reimbursable cost. The deductible for all perils except floods, and testing is $25,000 per occurrence. Flood deductible is $50,000 per occurrence. Testing deductible is $100,000 per occurrence.

     The cost estimate does not include state or local sales taxes. It was assumed that sales tax exemption would be part of the site incentives program.

     Costs for environmental permit applications were not included in Fluor Daniel's fixed price. The estimate assumed that permits would be applied for in Republic Paperboard's name and paid for by Republic Paperboard Inc.


2.5  REWORK AND WARRANTY

     Fluor Daniel will provide required rework and warranty repairs as described in and subject to the conditions and limitations of Article 8 of the Agreement.


3.0  FIXED RATE SERVICES

     The services described in this section 3.0 will be provided based on the unit rates described below. Final costs will depend on the number of craft labor hours actually required to complete the Work.


3.1  TEMPORARY CONSTRUCTION EQUIPMENT

     The cost estimate includes allowances for the following construction equipment items:

     . SMALL TOOLS
     . EXPENDABLES AND CONSUMABLES
     . SCAFFOLDING

     The cost estimate for construction equipment was based on a fixed rate proposal from American Equipment, a Fluor Daniel subsidiary. The actual cost will be a fixed rate multiplied by the number of self perform craft labor hours. Cost associated with cranes larger than fifty tons have been included as a separate line item and are not included in the American Equipment multiplier. The estimate is based on a Lawton, Oklahoma project site.

     The tools provided will be in good repair and suitable for the specified use. The inventory of tools, expendables and consumables available at the site will be reasonable in relation to the number of craft workers employed. Tools, expendables and consumables will be managed so that craft labor productivity is not impacted by availability or quality of the items supplied.


3.2  CRAFT BURDENS AND BENEFITS

     The base labor rates described in section 4.5.1 of this Exhibit were adjusted to account for statutory burdens, insurance and benefits. There is a shortage of skilled and semi-skilled craft workers in the Oklahoma area. A competitive compensation package will be required to attract the estimated 400 craft workers needed for construction of the Lawton Mill. Rates for statutory burdens were based on a project in Oklahoma.

     The items included were:

     . FICA
     . FUI
     . SUI

--------------------------------------------------------------------------------

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------

     . Worker's Compensation Insurance
     . Comprehensive General Liability Insurance
     . Benefits
     . Craft Training

     The total adjustment varied slightly for the different crafts. The average burden and benefit rate was 36.53% of base compensation.


4.0  REIMBURSABLE AND AGENCY COST


4.1  CRAWLER CRANES

     Site cranes for unloading equipment, erecting steel and other general tasks will be provided. This category includes cranes with up to 50 tons or lifting capacity. Crane rental, transportation, insurance, fuel, setup, routine maintenance, lubrication and operator costs are included in this item.


4.2  FLUOR DANIEL TRAVEL COSTS

     An allowance was included in the cost estimate for project related travel by the field and office staff. This includes:

     . Expediting and inspection travel
     . Relocation and home visit travel
     . Per diem expenses
     . Miscellaneous travel or entertainment expenses

4.3  TRAINING AND SIMULATION

     This line item includes:

     . consulting support with employee selection
     . consulting support with operator and maintenance training
     . process simulation to enhance the operator training program

     The cost of providing the training program is a reimbursable cost. The site incentives program includes rebates for new employee training. These incentives are not part of the project target cost and will not be used to calculate total installed cost.

     Separate costs for vendor and craft support have not been included in this indirect cost line item. The estimate assumes that vendor checkout and start-up support will be included in the equipment purchase contract without additional cost. Craft labor during commissioning and start-up is included in the direct cost portion of the cost estimate.


4.4  SUBCONTRACTED ENGINEERING AND DESIGN SERVICES

     The detailed design engineering will be performed in Appleton, Wisconsin by Marathon Engineers/Architects/Planners with a supervisor and client liaison from the Fluor Daniel management staff. The Fluor Daniel Engineering Manager will coordinate drawings with the construction team, coordinate design information among the vendors and monitor and manage the design. Fluor Daniel will involve the Construction Manager in the early stages of design to determine the deliverables to the field and give constructability input.

     This category does not include the process design provided by Fluor Daniel personnel. Engineering

--------------------------------------------------------------------------------

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------

     services provided by Fluor Daniel are included in the fixed price.


4.5  DIRECT COSTS

     Direct cost estimates were based on the equipment and facilities described in Exhibit 1 - Scope Of Work. The project will be completed by Fluor Daniel on an EPC basis. The construction estimate is based on a self perform, merit shop labor posture.

     The direct cost estimate was developed separately for the following project areas:


       . 01  Raw Material Receiving and Storage
       . 02  Recycled Fiber Plant
       . 03  Paper Machine and Roll Handling
       . 04  Roll Storage and Shipping
       . 05  Boiler and Utilities
       . 06  Effluent Treatment/Water Recycle
       . 07  Power Distribution
       . 08  Shops, Storeroom and Offices
       . 09  Site General

     Within each of the project areas, the cost estimate is broken down into the following craft disciplines:

       . 00  Site Preparation
       . 20  Steel and Miscellaneous Metals
       . 10  Concrete
       . 30  Architectural
       . 40  Equipment - Process and Mechanical
       . 50  Piping and Insulation
       . 60  Electrical
       . 70  Process Control
       . 90  Heating, Ventilation and Air Conditioning

     4.5.1  Labor Cost

            The labor cost for each discipline was developed, based on an Oklahoma project location.

            An average base labor rate was developed for several crews representing the different crafts. The crew mixes used for the estimate were:

              . Pipefitter Crew             1 Foreman
                                            4 Pipefitters
                                            5 Pipefitter Welders
                                            4 Pipefitter Helpers

              . Iron Worker Crew            1 Foreman
                                            4 Iron Workers
                                            2 Iron Worker Welders
                                            4 Iron Worker Helpers

              . Civil and Concrete Crew     1 Foreman
                                            1 Rodman
                                            2 Carpenters
                                            6 Helpers
                                            1 Cement Finisher

--------------------------------------------------------------------------------

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------

              . Millwright Crew             1 Foreman
                                            4 Millwrights
                                            6 Millwright Helpers

              . Electrician Crew            1 Foreman
                                            3 Electricians
                                            4 Electrician Helpers

              . Wire Pull Crew              1 Foreman
                                            2 Electricians
                                            12 Helpers

              . Instrumentation Crew        1 Foreman
                                            4 Instrument Technician
                                            1 Instrument Welder
                                            5 Instrument Helpers

              The weighted average base compensation for each crew was based on current information from contractors working in the region and on Fluor Daniel experience in Oklahoma. All estimates were based on an open shop labor posture.

              Some craft overtime will be required to complete the project in the most expedient manner. Generally, smaller focused crews working a controlled amount of overtime provide the highest productivity. The crew mix rates were adjusted to reflect typical overtime experience on greenfield projects. The assumption was that craft workers would generally be scheduled to work five days per week and 10 hours per day. Additional spot overtime would be worked in critical schedule areas. There will generally be one shift although craft workers might be scheduled on a second shift to avoid congestion.

              The projected labor rates, including burdens, benefits and overtime, were:

              . Pipefitters                 $***/hr
              . Iron Workers                $***/hr
              . Civil and Concrete          $***/hr
              . Millwrights                 $***/hr
              . Electricians                $***/hr
              . Wire Pull Crews             $***/hr
              . Instrumentation             $***/hr

       4.5.2  Site Preparation

              Excavation, backfill and other quantities were estimated by the study design team using the information included in Exhibit 1 - Scope Of Work. Unit material costs were estimated by the study team based on Fluor Daniel's and Marathon's recent experience.

              Unit labor quantities were estimated by the study team based on Fluor Daniel's recent project experience. The civil and concrete labor rate was used for site preparation work.

              Subcontract pricing was used for cost estimates in the site preparation area.



       4.5.3  Steel And Miscellaneous Metals

              The study team used the information included in Exhibit 1 - Scope Of Work to estimate quantities of:

--------------------------------------------------------------------------------

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------


              . structural steel for custom designed buildings
              . stairs, platforms and ladders
              . siding
              . floor trench grating
              . other miscellaneous metals

            Unit prices for steel and miscellaneous metals material were based on recent Fluor Daniel and Marathon's experience.

            Unit labor quantities for steel and miscellaneous metals were estimated by the study team based on recent Fluor Daniel experience. The iron worker labor rate was used for steel and miscellaneous metal work.

            Subcontract prices were used for the pre-engineered building shells including structural steel, siding and roofing. This included the:

            . Raw Material Warehouse
            . Roll Storage Warehouse
            . Boiler and Utility Building
            . Shops and Storeroom Building
            . Office Building
            . Recycle Fiber Building

            The subcontract prices were based on a proposal using Varco-Pruden buildings


     4.5.4  Architectural

            Quantities for architectural items were estimated by the study design team based on the information included in Exhibit 1 - Scope Of Work. Unit prices for architectural materials were based on recent Fluor Daniel and Marathon project experience.

            Unit labor quantities for architectural items were estimated by the study team based on recent Fluor Daniel experience. The civil and concrete labor rate was used for architectural items.

            Subcontract prices were estimated for several architectural items including:

            . fire sprinkler systems
            . built-up roofing and insulation
            . finished areas in labs and offices
            . laboratory equipment
            . office and conference room furnishings
            . shop tools
            . lockers

            Prices for subcontracted items were based on study team quantity estimates and Fluor Daniel's recent subcontract cost experience on similar projects.

     4.5.5  Process And Mechanical

            Equipment installation material quantities were estimated by the study team based on the project equipment list and equipment vendor proposals. Installation material unit costs were based on recent Fluor Daniel experience with similar projects.

            Unit labor hours for each piece of equipment was estimated separately by the project team. The millwright labor rate was used for all equipment installation labor.

--------------------------------------------------------------------------------

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------

            Subcontract costs were used for the tanks that will be field erected. The costs were based on a proposal from Brown-Minneapolis Tank.

            The purchase cost for most of the main process and control equipment was based on the proposals listed in the following table.


  RFQ     Name                                        Vendor                                   Quote              Date
--------------------------------------------------------------------------------------------------------------------------
 50001    Paper Machine & Auxiliary Equipment         Voith Sulzer                              0199           23-Feb-98
--------------------------------------------------------------------------------------------------------------------------
 50002    Recycled Fiber Plant                        Voith Sulzer                              0199           23-Feb-98
--------------------------------------------------------------------------------------------------------------------------
 50003    Boiler                                      Nebreaska Boiler                        11514-H          20-Feb-98
--------------------------------------------------------------------------------------------------------------------------
 50004    Shower Water Screens                        Ahlstrom                                97P6032A         18-Feb-98
--------------------------------------------------------------------------------------------------------------------------
 50005    Paper Machine Vacuum System                 Nash Engineering                     CJ-97LD0267,R1      03-Oct-97
--------------------------------------------------------------------------------------------------------------------------
 50006    Roll Handling Line                          ViaTech                                 PL97-035         17-Feb-98
--------------------------------------------------------------------------------------------------------------------------
 50007    Metal Building Systems                      Blaine Const. / Varco-Pruden              2839           25-Jul-97
--------------------------------------------------------------------------------------------------------------------------
          Effluent Treatment System                   Eimco                                    fax ME          13-Mar-98
--------------------------------------------------------------------------------------------------------------------------
 50009    Disc Filter & Thickener                     Alfa laval Celleco                     BL107-0320        14-Jul-97
--------------------------------------------------------------------------------------------------------------------------
 50010    Gravity Decker Broke Thickener              Alfa laval Celleco                     BL107-0325        11-Jul-97
--------------------------------------------------------------------------------------------------------------------------
 50012    AC Sectional Drive                          GE Drive Systems                        G0600020         06-Aug-97
--------------------------------------------------------------------------------------------------------------------------
 50013    Disc Refiner & Broke Deflaker               Voith Sulzer                              0199           23-Feb-98
--------------------------------------------------------------------------------------------------------------------------
 50014    Switchgear, Substations & MCC's             Square D                              10748893           23-Jul-97
--------------------------------------------------------------------------------------------------------------------------
 50015    Agitators                                   Chemineer / Hydrocorp                 195R-CAR-98        25-Feb-98
--------------------------------------------------------------------------------------------------------------------------
 50016    Shop Fabricated Tanks                       Reco Industries                          fax MS          23-Jul-97
--------------------------------------------------------------------------------------------------------------------------
 50017    Large Storage Tanks                         Brown-Minneapolis Tank                   fax SW          20-Feb-98
--------------------------------------------------------------------------------------------------------------------------
 50018    Master Control System                       ABB                                    7072901-0         29-Jul-97
--------------------------------------------------------------------------------------------------------------------------
 50019    Gauges                                      ABB                                      1190            18-Aug-97
--------------------------------------------------------------------------------------------------------------------------
 50020    Pumps                                       Ahlstrom                                AL97-059         19-Feb-98
--------------------------------------------------------------------------------------------------------------------------
 50021    Cranes                                      Konecranes                            KCLT-1185&6        04-Aug-97
--------------------------------------------------------------------------------------------------------------------------
 50001    Machine Pulpers                             Voith Sulzer                             0199            23-Feb-98
--------------------------------------------------------------------------------------------------------------------------
 50001    Approach Flow System                        Voith Sulzer                             0199            23-Feb-98
--------------------------------------------------------------------------------------------------------------------------
          Paper Machine Room Ventialtion              Valmet                                 VN17PE0672        11-Feb-98
--------------------------------------------------------------------------------------------------------------------------
          Chiller                                     Trane                                    fax CB          16-Feb-98
--------------------------------------------------------------------------------------------------------------------------
          Water Softener                              ITS                                    fax WT.DOC        20-Feb-98
--------------------------------------------------------------------------------------------------------------------------
          Continuous Emission Monitoring              Control Elements, Inc
--------------------------------------------------------------------------------------------------------------------------
          Air Compressors                             Centrac
--------------------------------------------------------------------------------------------------------------------------
          Deaerator                                   Stearing Deaerator
--------------------------------------------------------------------------------------------------------------------------
          Motors                                      Rockwell / Reliance Electric              fax            23-Feb-98
--------------------------------------------------------------------------------------------------------------------------
          Design Engineering                          Marathon E/A/P                         71-0586,R2         2-Mar-98
--------------------------------------------------------------------------------------------------------------------------
          Training                                    General Physics                                          08-Aug-97
--------------------------------------------------------------------------------------------------------------------------

            The purchase cost for the remaining process and mechanical equipment was estimated by the project team using design criteria information and recent Fluor Daniel and Marathon experience on similar projects. Examples of equipment estimated in this manner are:


            . Lift Station Pumps
            . Process Pumps (not included in request for proposal)

--------------------------------------------------------------------------------

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------

            . Chemical Pumps
            . Cooling Tower
            . Air Dryers
            . FRP Tanks


     4.5.6  Piping And Insulation

            Piping quantities were estimated by the study design team using the process flow diagrams, and general arrangement drawings included in
            Exhibit 1 - Scope Of Work. Allowances for small bore piping and tubing were added based on Fluor Daniel's experience with similar projects and the number of connection points expected.

            Piping materials for various services are described in the Marathon project piping specifications. Process piping is generally 316L material. Service piping is generally 304L material. Steam and condensate piping is carbon steel. Unit material costs for each type of material were estimated by the study team based on Fluor Daniel's and Marathon's recent project experience. Material costs include pipe, fittings, manual valves and hangers.

            Most steam and condensate piping will be insulated to conserve energy and personal protection. Insulation quantities were based on rigid insulation with an aluminum cover for steam and condensate piping and on flexible foam insulation for chilled water lines.

            Unit labor quantities for piping and insulation were estimated by the study team based on Fluor Daniel's and Marathon's recent project experience. The pipefitter labor rate was used for piping and insulation work.

            Subcontract pricing was not used for piping or insulation cost estimates.


     4.5.6  Electrical

            Electrical quantities were estimated by the study design team using the process flow diagrams, general arrangement drawings and motor list included in Exhibit 1 - Scope Of Work.

            Electrical commodity materials such as cable tray and cable are described in Exhibit 1 - Scope Of Work. Items such as lighting panels and instrument power supply panels are included as electrical material. Unit material costs were estimated by the study team based on Fluor Daniel's and Marathon's recent project experience.

            Unit labor quantities for electrical installation were estimated by the study team based on Fluor Daniel's recent project experience. The electrician labor rate was used for terminations and general installation work. The wire pull crew rate was used for cable and wire installation.

            Subcontract pricing was used for lighting cost estimates. The subcontract prices were estimated by Fluor Daniel's study team based on the lighting levels described in Exhibit 1 - Scope Of Work and the square feet to be lit in each project area.

            The costs for some major electrical items are included as equipment. This includes:

            . Paper  machine variable speed drive system
            . Uninterruptible power system for master control system . Transformers

--------------------------------------------------------------------------------

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------

            . Switchgear
            . Motor control centers

            The costs were based on vendor proposals, except for the uninterruptible power system. Proposals from the selected vendors are included in Section 4 of this volume. The UPS costs was based on recent Fluor Daniel and Marathon experience on similar projects.


     4.5.7  Process Control

            Process control quantities were estimated by the study design team using the process flow diagrams and general arrangement drawings included in Exhibit 1 - Scope Of Work.

            Process control commodity materials such as conduit, cables and pneumatic tubing are described in Exhibit 1 - Scope Of Work. Field instruments and control valves are included as process control material. Unit material costs were estimated by the study team based on Fluor Daniel's and Marathon's recent project experience. Vendor budget prices were solicited for most control valves and in-line instruments. The vendor prices and recent purchase costs were used to develop a composite unit price estimate.

            Unit labor quantities for process control installation were estimated by the study team based on Fluor Daniel's and Marathon's recent project experience. The instrumentation labor rate was used for process control installation.

            Subcontract pricing was used for:

            . Bar code labeling system
            . Two way radio system
            . Communication system including telephone, paging and alarms

            The subcontract prices were estimated by Fluor Daniel's and Marathon's study team based on the scope described in Exhibit 1 - Scope Of Work and recent Fluor Daniel project experience.

            The costs for some major item are included as equipment. This includes:

            . Master control system
            . On-line gauging system

            The equipment costs were based on vendor proposals.


     4.5.8  Heating, Ventilation And Air Conditioning

            HVAC quantities were estimated by the study design team preliminary general arrangement drawings.

            HVAC materials is primarily duct and insulation. Unit material costs were estimated by the study team based on Fluor Daniel's recent project experience.

            Unit labor quantities for HVAC installation were estimated by the study team based on Fluor Daniel's and Marathon's recent project experience. The millwright labor rate was used for HVAC installation.

            Subcontract pricing was not used for HVAC work.

--------------------------------------------------------------------------------

                        EXHIBIT 2 - COST ESTIMATE BASIS

--------------------------------------------------------------------------------

            The costs for major item are included as equipment.  This includes:

            . Unit heater
            . Make-up air units
            . Air conditioning equipment
            . Humidity control systems

            The equipment costs were based on vendor proposals.


     4.5.10 Escalation

            An escalation allowance is included in the cost estimate as an indirect cost. Equipment costs were not escalated based on an assumption that purchase negotiations would offset any escalation increases. Materials were escalated at 3.5% per year. Labor and indirect costs were escalated at 4.0% per year. These escalation rates were applied to a typical purchase time curve. The resulting escalation allowance was:

              . Equipment                   $     ***
              . Material                    $     ***
              . Craft Labor                 $     ***
              . Indirect Costs              $     ***
                                            ---------

              . Total Escalation            $     ***

            This allowance will not be maintained as a separate line item in the control budget. Fluor Daniel will apportion the escalation allowance to appropriate direct cost line items. The adjusted budget items will be the project control budget. The project control budget total is equal to the initial target price for the project.


4.6  CONTINGENCY

     The total contingency allowance was $***. This contingency allowance does not include reserves for warranty repairs or rework during construction


5.0  FLUOR DANIEL FEE

     Fluor Daniel will receive a fee as described in Article 6 of the Agreement and Exhibit 5 to the Agreement. This fee was included as an indirect cost in Exhibit 3. This fee is included in the initial total install project cost estimate.

--------------------------------------------------------------------------------

                                   EXHIBIT 3
                                   ---------

                          DETAIL COST ESTIMATE REPORT
                          ---------------------------

      CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH
          THE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE
          SYMBOL "***" AT EACH PLACE IN THE EXHIBIT WHERE THE OMITTED
               INFORMATION APPEARED IN THE ORIGINAL. A TOTAL OF
                  137 PAGES OF INFORMATION HAVE BEEN OMITTED.

TRIPLE PLAY - DETAIL COST ESTIMATE REPORT
                                                                             Run Date:    6/29/98  3:49:48 PM          Page:     1
98-4572    CONFIDENTIAL PROJECT



01  RAW MATERIAL                                                Unit        Unit        Unit       Unit                  Total
                                                              Equipment    Effort     Material      Sub      Labor      Effort
                                             Unit     Qty       Cost        Hours      Costs       Costs     Rates       Hours

         DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------



1        RAW MATERIAL RECEIVING AND STORAGE

                           ***


----------------------------------------------------------------------------------------------------------------------------------
                 Job Totals:                                                                                               ***


----------------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:                                                                                                ***

----------------------------------------------------------------------------------------------------------------------------------

                                                -----------------------Totals-----------------------
01  RAW MATERIAL
                                                 Labor     Material   Equipment   Subcont     TOTAL
                                                 Cost        Cost        Cost       Cost      COST


         DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------



1        RAW MATERIAL RECEIVING AND STORAGE

                           ***


----------------------------------------------------------------------------------------------------------------------------------
                 Job Totals:


----------------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:

----------------------------------------------------------------------------------------------------------------------------------

TRIPLE PLAY - DETAIL COST ESTIMATE REPORT
                                                                          Run Date:   6/29/98  3:49:51 PM          Page:   11
98-4572    CONFIDENTIAL PROJECT

02  RECYCLED FIBER PLANT                                        Unit        Unit        Unit       Unit                  Total
                                                              Equipment    Effort     Material      Sub      Labor      Effort
                                             Unit     Qty       Cost        Hours      Costs       Costs     Rates       Hours

         DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------



1        RECYCLED FIBER PLANT

                           ***


----------------------------------------------------------------------------------------------------------------------------------
                 Job Totals:                                                                                               ***


----------------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:                                                                                                ***

----------------------------------------------------------------------------------------------------------------------------------


                                                 -----------------------Totals-----------------------
02  RECYCLED FIBER PLANT
                                                  Labor     Material   Equipment   Subcont     TOTAL
                                                  Cost        Cost        Cost       Cost      COST

         DESCRIPTION
-------------------------------------------------------------------------------------------------------------



1        RECYCLED FIBER PLANT

                           ***


-------------------------------------------------------------------------------------------------------------
                 Job Totals:


-------------------------------------------------------------------------------------------------------------

         Discipline Totals:
-------------------------------------------------------------------------------------------------------------

TRIPLE PLAY - DETAIL COST ESTIMATE REPORT
                                                                            Run Date:   6/29/98  3:50:03 PM          Page:   38
98-4572    CONFIDENTIAL PROJECT

03  PAPER MACHINE AND ROLL HANDLING                             Unit        Unit        Unit       Unit                  Total
                                                              Equipment    Effort     Material      Sub      Labor      Effort
                                             Unit     Qty       Cost        Hours      Costs       Costs     Rates       Hours


         DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------



1        PAPER MACHINE AND ROLL HANDLING

                           ***


----------------------------------------------------------------------------------------------------------------------------------
                 Job Totals:                                                                                               ***


----------------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:                                                                                                ***

----------------------------------------------------------------------------------------------------------------------------------

                                                     --------------------Totals-----------------------
03  PAPER MACHINE AND ROLL HANDLING
                                                    Labor     Material   Equipment   Subcont     TOTAL
                                                    Cost        Cost        Cost       Cost      COST


         DESCRIPTION
----------------------------------------------------------------------------------------------------------------------



1        PAPER MACHINE AND ROLL HANDLING

                           ***


----------------------------------------------------------------------------------------------------------------------
                 Job Totals:


----------------------------------------------------------------------------------------------------------------------

         Discipline Totals:

----------------------------------------------------------------------------------------------------------------------

TRIPLE PLAY - DETAIL COST ESTIMATE REPORT
                                                                           Run Date:    6/29/98  3:50:23 PM          Page:    80
98-4572    CONFIDENTIAL PROJECT

04  ROLL STORAGE AND SHIPPING                                   Unit        Unit        Unit       Unit                  Total
                                                              Equipment    Effort     Material      Sub      Labor      Effort
                                             Unit     Qty       Cost        Hours      Costs       Costs     Rates       Hours


         DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------



1        ROLL STORAGE AND SHIPPING

                           ***


----------------------------------------------------------------------------------------------------------------------------------
                 Job Totals:                                                                                               ***


----------------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:                                                                                                ***

----------------------------------------------------------------------------------------------------------------------------------

                                                   --------------------Totals-----------------------
04  ROLL STORAGE AND SHIPPING
                                                   Labor     Material   Equipment   Subcont     TOTAL
                                                   Cost        Cost        Cost       Cost      COST


         DESCRIPTION
------------------------------------------------------------------------------------------------------------------------



1        ROLL STORAGE AND SHIPPING

                           ***


------------------------------------------------------------------------------------------------------------------------
                 Job Totals:


------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:

------------------------------------------------------------------------------------------------------------------------

TRIPLE PLAY - DETAIL COST ESTIMATE REPORT
                                                                           Run Date:    6/29/98  3:50:26 PM          Page:    90
98-4572    CONFIDENTIAL PROJECT

05  BOILER AND UTILITIES                                        Unit        Unit        Unit       Unit                  Total
                                                              Equipment    Effort     Material      Sub      Labor      Effort
                                             Unit     Qty       Cost        Hours      Costs       Costs     Rates       Hours


         DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------



1        BOILER AND UTILITIES

                           ***


----------------------------------------------------------------------------------------------------------------------------------
                 Job Totals:                                                                                               ***


----------------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:                                                                                                ***

----------------------------------------------------------------------------------------------------------------------------------

                                                   --------------------Totals-----------------------
05  BOILER AND UTILITIES
                                                   Labor     Material   Equipment   Subcont     TOTAL
                                                   Cost        Cost        Cost       Cost      COST


         DESCRIPTION
------------------------------------------------------------------------------------------------------------------------



1        BOILER AND UTILITIES

                           ***


------------------------------------------------------------------------------------------------------------------------
                 Job Totals:


------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:

------------------------------------------------------------------------------------------------------------------------

TRIPLE PLAY - DETAIL COST ESTIMATE REPORT
                                                                           Run Date:    6/29/98  3:50:33 PM          Page:   110
98-4572    CONFIDENTIAL PROJECT

06  WATER RECYCLE/EFFLUENT TREATMENT                            Unit        Unit        Unit       Unit                  Total
                                                              Equipment    Effort     Material      Sub      Labor      Effort
                                             Unit     Qty       Cost        Hours      Costs       Costs     Rates       Hours


         DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------



1         EFFLUENT TREATMENT/WATER RECYCLE

                           ***


----------------------------------------------------------------------------------------------------------------------------------
                 Job Totals:                                                                                               ***


----------------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:                                                                                                ***

----------------------------------------------------------------------------------------------------------------------------------

                                                   --------------------Totals-----------------------
06  WATER RECYCLE/EFFLUENT TREATMENT
                                                   Labor     Material   Equipment   Subcont     TOTAL
                                                   Cost        Cost        Cost       Cost      COST


         DESCRIPTION
------------------------------------------------------------------------------------------------------------------------



1        EFFLUENT TREATMENT/WATER RECYCLE

                           ***


------------------------------------------------------------------------------------------------------------------------
                 Job Totals:


------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:

------------------------------------------------------------------------------------------------------------------------

TRIPLE PLAY - DETAIL COST ESTIMATE REPORT
                                                                           Run Date:    6/29/98  3:50:34 PM          Page:   114
98-4572    CONFIDENTIAL PROJECT

07  POWER DISTRIBUTION                                          Unit        Unit        Unit       Unit                  Total
                                                              Equipment    Effort     Material      Sub      Labor      Effort
                                             Unit     Qty       Cost        Hours      Costs       Costs     Rates       Hours


         DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------



1        POWER DISTRIBUTION

                           ***


----------------------------------------------------------------------------------------------------------------------------------
                 Job Totals:                                                                                               ***


----------------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:                                                                                                ***

----------------------------------------------------------------------------------------------------------------------------------

                                                   --------------------Totals-----------------------
07  POWER DISTRIBUTION
                                                   Labor     Material   Equipment   Subcont     TOTAL
                                                   Cost        Cost        Cost       Cost      COST


         DESCRIPTION
------------------------------------------------------------------------------------------------------------------------



1        POWER DISTRIBUTION

                           ***


------------------------------------------------------------------------------------------------------------------------
                 Job Totals:


------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:

------------------------------------------------------------------------------------------------------------------------

TRIPLE PLAY - DETAIL COST ESTIMATE REPORT
                                                                           Run Date:    6/29/98  3:50:35 PM          Page:   118
98-4572    CONFIDENTIAL PROJECT

08  STOREROOM, SHOPS AND OFFICES                                Unit        Unit        Unit       Unit                  Total
                                                              Equipment    Effort     Material      Sub      Labor      Effort
                                             Unit     Qty       Cost        Hours      Costs       Costs     Rates       Hours


         DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------



1        STOREROOM, SHOPS AND OFFICES

                           ***


----------------------------------------------------------------------------------------------------------------------------------
                 Job Totals:                                                                                               ***


----------------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:                                                                                                ***

----------------------------------------------------------------------------------------------------------------------------------

                                                   --------------------Totals-----------------------
08  STOREROOM, SHOPS AND OFFICES
                                                   Labor     Material   Equipment   Subcont     TOTAL
                                                   Cost        Cost        Cost       Cost      COST


         DESCRIPTION
------------------------------------------------------------------------------------------------------------------------



1        STOREROOM, SHOPS AND OFFICES

                           ***


------------------------------------------------------------------------------------------------------------------------
                 Job Totals:


------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:

------------------------------------------------------------------------------------------------------------------------

TRIPLE PLAY - DETAIL COST ESTIMATE REPORT
                                                                           Run Date:    6/29/98  3:50:38 PM          Page:   128
98-4572    CONFIDENTIAL PROJECT

09  SITE GENERAL                                                Unit        Unit        Unit       Unit                  Total
                                                              Equipment    Effort     Material      Sub      Labor      Effort
                                             Unit     Qty       Cost        Hours      Costs       Costs     Rates       Hours


         DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------



1        SITE GENERAL

                           ***


----------------------------------------------------------------------------------------------------------------------------------
                 Job Totals:                                                                                               ***


----------------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:                                                                                                ***

----------------------------------------------------------------------------------------------------------------------------------

                                                   --------------------Totals-----------------------
09  SITE GENERAL
                                                   Labor     Material   Equipment   Subcont     TOTAL
                                                   Cost        Cost        Cost       Cost      COST


         DESCRIPTION
------------------------------------------------------------------------------------------------------------------------



1        SITE GENERAL

                           ***


------------------------------------------------------------------------------------------------------------------------
                 Job Totals:


------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:

------------------------------------------------------------------------------------------------------------------------

TRIPLE PLAY - DETAIL COST ESTIMATE REPORT
                                                                           Run Date:    6/29/98  3:50:41 PM          Page:   136
98-4572    CONFIDENTIAL PROJECT

99  INDIRECTS                                                   Unit        Unit        Unit       Unit                  Total
                                                              Equipment    Effort     Material      Sub      Labor      Effort
                                             Unit     Qty       Cost        Hours      Costs       Costs     Rates       Hours


         DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------




                           ***


----------------------------------------------------------------------------------------------------------------------------------
                 Job Totals:                                                                                               ***


----------------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:                                                                                                ***

----------------------------------------------------------------------------------------------------------------------------------

                                                   --------------------Totals-----------------------
99  INDIRECTS
                                                   Labor     Material   Equipment   Subcont     TOTAL
                                                   Cost        Cost        Cost       Cost      COST


         DESCRIPTION
------------------------------------------------------------------------------------------------------------------------




                           ***


------------------------------------------------------------------------------------------------------------------------
                 Job Totals:


------------------------------------------------------------------------------------------------------------------------

         Discipline Totals:

------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT 4
                                   ---------

                                    DRAWINGS
                                    --------

  Certain confidential information has been omitted from this Exhibit pursuant to a confidential treatment request filed separately with the Commission.
    Each of the drawings listed in the following list of drawings under the headings, "1.0 Marathon Drawings" and "2.0 Fluor Daniel Drawings" following which the symbol "***" appears has been omitted.

                              EXHIBIT 4  DRAWINGS
--------------------------------------------------------------------------------

1.0  MARATHON DRAWINGS

     .  Marathon C-1001 Base Estimate Site Plan  Dated 3-20-98 ***

     . Marathon L202996 Recycled Fiber Building Mezzanine General Arrangement Dated 3-21-98 ***

     . Marathon L202997 Recycled Fiber Building Ground Floor General Arrangement Dated 3-21-98 ***

     . Marathon L302970 Paper Machine Building Ground Floor General Arrangement Dated 3-21-98 ***

     . Marathon L302971 Paper Machine Building Ground Floor General Arrangement Dated 3-21-98 ***

     . Marathon L302972 Paper Machine Building Ground Floor General Arrangement Dated 3-21-98 ***

     . Marathon L302973 Paper Machine Operating Floor General Arrangement Dated 3-21-98 ***

     . Marathon L302974 Paper Machine Operating Floor General Arrangement Dated 3-21-98 ***

     . Marathon L302975 Paper Machine Operating Floor General Arrangement Dated 3-21-98 ***

     . Marathon L302976 Paper Machine Mezzanine General Arrangement Dated 3-21-98 ***

     . Marathon L302977 Paper Machine Mezzanine General Arrangement Dated 3-21-98 ***

     . Marathon L302978 Paper Machine Mezzanine General Arrangement Dated 3-21-98 ***

     .  Marathon L302979 Paper Machine Building Sections Dated 3-21-98 ***

     .  Marathon L302980 Paper Machine Building Elevation Dated 3-21-98 ***

     .  Marathon L302981 Paper Machine Building Elevation Dated 3-21-98 ***

     .  Marathon L302982 Paper Machine Building Elevation Dated 3-21-98 ***

     .  Marathon L202993 Outside Tanks Dated 3-21-98 ***

     .  Marathon L202994 Outside Tanks Dated 3-21-98 ***

     . Marathon L202995 Recycle Fiber Building. Looking West at Pulpers Dated 3-21-98 ***

     . Marathon L202996 Recycle Fiber Building Mezzanine General Arrangement Dated 3-21-98t ***

     . Marathon L202997 Recycle Fiber Bldg. Ground Floor General Arrangement Dated 3-21-98 ***

     .  Marathon El6197-05 Single Line Main Incoming Dated 3-19-98 ***

     .  Marathon El6197-06 Single Line Diagram.. FSG-01 Dated 3-19-98 ***

     .  Marathon EL6197-07 Single Line Diagram FSG-02 Dated 3-19-98 ***

--------------------------------------------------------------------------------

2.0  FLUOR DANIEL DRAWINGS

     .  Fluor Daniel F1001 Top Liner Plant Balance Dated 3-26-98 ***

     .  Fluor Daniel F1002 Filler Plant Mass Balance Dated 3-26-98 ***

     .  Fluor Daniel F1003 Paper Machine Balance Dated 3-26-98 ***

     .  Fluor Daniel F1004 Paper Machine Balance Dated 3-26-98 ***

3.0  OTHER DRAWINGS

     . Army Corp of Engineers File 36 FEC.31,T.2 N., R. 12 W. Dated April 2, 1985 Topographical

--------------------------------------------------------------------------------

                                   EXHIBIT 5
                                   ---------

                                COMMERCIAL TERMS
                                ----------------

Certain confidential information has been omitted from this Exhibit pursuant to a confidential treatment request filed separately with the Commission. The omitted information is indicated by the symbol "***" at each place in the Exhibit where the omitted information appeared in the original.

                         EXHIBIT 5 - COMMERCIAL TERMS

1.0  FIXED PRICE EPC SERVICES

     Fluor Daniel will provide the following services on a fixed price basis.

        ------------------------------------------------------------------------
                                                                      Fixed Cost
        ------------------------------------------------------------------------
        Engineering, Procurement and Home Office Support as described
        in Exhibit 2, Section 2.1, excluding third party engineering   $   ***
        ------------------------------------------------------------------------
        Temporary Construction Facilities, Equipment and Services as
        described in Exhibit 2, Section 2.2                            $   ***
        ------------------------------------------------------------------------
        Field Staff Salary Benefits and Overtime as described in
        Exhibit 2, Section 2.3, except direct travel costs             $   ***
        ------------------------------------------------------------------------
        Insurance, Bonds, Permits and Licenses as described in
        Exhibit 2, Section 2.4                                         $   ***
        ------------------------------------------------------------------------
        Rework and Warranty Cost as described in Section 2.5 of
        Exhibit 2                                                      $   ***
        ------------------------------------------------------------------------
        TOTAL FIXED PRICE                                              $   ***
        ------------------------------------------------------------------------

     Payment for fixed price EPC services will be made in accordance with the schedule shown in Section 6 of this Exhibit.

2.0  FIXED RATE SERVICES

     Fluor Daniel will provide the following services on a fixed rate basis.

        ----------------------------------------------------------------------------
                                                          Estimated Cost
        ----------------------------------------------------------------------------
        Temporary Construction Equipment      $*** per direct hire craft hour worked
        as described in Exhibit 2,            ($***  estimated cost)
        Section 3.1
        ----------------------------------------------------------------------------
        Burden & Benefit Craft Fixed Rate     ***% of craft payroll rate
        as described in Exhibit 2,            ($*** estimated cost)
        Section 3.2
        -----------------------------------------------------------------------------------

     Payment for fixed rate EPC services will be based on the actual number of craft hours worked during an invoice period times the fixed rate. The schedule shown in Section 6 is an estimate.

3.0  FLUOR DANIEL REIMBURSABLE AND AGENCY COSTS

     Fluor Daniel will provide the following goods and services on a reimbursable cost basis or in the case of an Equipment Vendor, shall as agent for Owner, procure the same for Owner.

        ------------------------------------------------------------------------
                                                                  Estimated Cost
        ------------------------------------------------------------------------
        Crawler Cranes as required as described in Exhibit 2,
        Section 4.1                                                  $  ***
        ------------------------------------------------------------------------
        Fluor Daniel Travel Costs as described in Exhibit 2,
        Section 4.2                                                  $  ***
        ------------------------------------------------------------------------
        Training and Simulation as described in Exhibit 2,
        Section 4.3                                                  $  ***
        ------------------------------------------------------------------------
        Subcontracted Eng. and Design Services (Exhibit 2,
        Section 4.4)                                                 $  ***
        ------------------------------------------------------------------------
        Direct Costs as described in Exhibit 2, Section 4.5          $  ***
        ------------------------------------------------------------------------
        Contingency as described in Exhibit 2, Section 4.7           $  ***
        ------------------------------------------------------------------------
        TOTAL REIMBURSABLE COSTS                                     $  ***
        ------------------------------------------------------------------------

                          EXHIBIT 5 - COMMERCIAL TERMS


        Payment for reimbursable costs will be based on the actual amount expended during an invoice period. The schedule shown in Section 6 is an estimate of reimbursable costs.

        All estimates of project cost and all schedule estimates shall be made in good faith by Fluor Daniel and based on the best and latest information available to Fluor Daniel.

4.0     TARGET PRICE

        "Total installed project cost" is equal to the sum of:

                (i) $*** (representing the fixed price EPC services under Section 1.0 of this Exhibit including the Rework and Warranty Cost);

                (ii) The amount of the Fixed Rate Services under Section 2.0 of this Exhibit.

                (iii) Reimbursable and Agency Costs under Section 3.0 of this Exhibit and

                (iv)    Fixed Fee under Article 6.

        The Target Price for purposes of Section 4.0 and Section 6.4 was determined based on the following assumptions:

                -------------------------------------------
                Fixed Price EPC Services               $***
                -------------------------------------------
                Fixed Rate EPC Services                $***
                -------------------------------------------
                Reimbursable Costs                     $***
                -------------------------------------------
                Fixed Fee                              $***
                -------------------------------------------
                Target Price                           $***
                -------------------------------------------


        The Target Price is subject to change for Scope Change Orders only.

                         EXHIBIT 5 - COMMERCIAL TERMS


5.0 ILLUSTRATION OF INCENTIVE FEE CALCULATION (FOR EXAMPLE AND ILLUSTRATION PURPOSES ONLY)

                                    EXAMPLE
                          COST INCENTIVE CALCULATION

                Target Price                                   $***

                Net Changes to Target Price                     ***

                Less -- Value Awareness                       ($***)

                Cost Incentive Target Price                    $***

                Less -- To Date Expended                      ($***)
                (at final completion) and including
                costs of incentive program for craft
                labor

                Actual Cost Savings                            $***

                Actual Cost Savings Incentive Payment          $***
                (cost savings x ***)

                Value Awareness Payment                        $***
                (value awareness x ***)


                REPUBLIC FINAL COST                            $***

                         EXHIBIT 5 -- COMMERICAL TERMS


6.0     PAYMENT SCHEDULE (FIXED COST ELEMENTS)

              --------------------------------------------------
                                Fixed Price         Fixed Fee
                Month           Payments per       Payments per
                                Section 6.2         Section 6.3
              --------------------------------------------------
                Feb-98             $***                $***
              --------------------------------------------------
                Mar-98             $***                $***
              --------------------------------------------------
                Apr-98             $***                $***
              --------------------------------------------------
                May-98             $***                $***
              --------------------------------------------------
                Jun-98             $***                $***
              --------------------------------------------------
                Jul-98             $***                $***
              --------------------------------------------------
                Aug-98             $***                $***
              --------------------------------------------------
                Sep-98             $***                $***
              --------------------------------------------------
                Oct-98             $***                $***
              --------------------------------------------------
                Nov-98             $***                $***
              --------------------------------------------------
                Dec-98             $***                $***
              --------------------------------------------------
                Jan-99             $***                $***
              --------------------------------------------------
                Feb-99             $***                $***
              --------------------------------------------------
                Mar-99             $***                $***
              --------------------------------------------------
                Apr-99             $***                $***
              --------------------------------------------------
                May-99             $***                $***
              --------------------------------------------------
                Jun-99             $***                $***
              --------------------------------------------------
                Jul-99             $***                $***
              --------------------------------------------------
                Aug-99             $***                $***
              --------------------------------------------------
                Sep-99             $***                $***
              --------------------------------------------------
                Oct-99             $***                $***
              --------------------------------------------------
                Nov-99             $***                $***
              --------------------------------------------------
                Dec-99             $***                $***
              --------------------------------------------------
                Jan-00             $***                $***
              --------------------------------------------------
               TOTAL               $***                $***

                                   EXHIBIT 6
                                   ---------

                                    SCHEDULE
                                    --------

                                          Certain confidential information has been omitted from this Exhibit pursuant to a confidential treatment request filed separately with the Commission. The omitted information is indicated by the symbol "***" at each place in the Exhibit where the omitted information appeared in the original.
                                          -----------------------------------------------------------------------------------------
          Activity           Early Early                   1998                                       1999                  2000
        Description          Start Finish -----------------------------------------------------------------------------------------
                                          F   M   A   M   J   J   A   S   O   N   D  J   F  M   A  M  J   J  A  S  O  N  D  J  F  M
                                          -----------------------------------------------------------------------------------------
ALL AREAS
========================================
Milestones
----------------------------------------
Project Award                 ***        ***
----------------------------------------
Order Paper Machine - Client  ***        ***
----------------------------------------
Paper Machine Building Dry-in       ***  ***
----------------------------------------
Waste Treatment Plant Available     ***  ***
----------------------------------------
Mechanical Completion               ***  ***
----------------------------------------
Target Substantial Completion Date  ***  ***   ***
----------------------------------------
+ Engineering - Marathon
----------------------------------------
                              ***   ***  ***
----------------------------------------
+ Engineering - Fluor Daniel
----------------------------------------
                              ***   ***  ***
----------------------------------------
+ Client - Republic
----------------------------------------
                              ***   ***  ***
----------------------------------------
09 - GENERAL SITE
========================================
+ Engineering - Marathon
----------------------------------------
                              ***   ***  ***
----------------------------------------
+ Engineering - Fluor Daniel
----------------------------------------
                              ***   ***  ***
----------------------------------------
+ Client - Republic
----------------------------------------
                              ***   ***  ***
----------------------------------------
+ Procurement
----------------------------------------
                              ***   ***  ***
----------------------------------------
+ Construction
----------------------------------------
                              ***   ***  ***
----------------------------------------
01 - RAW MATERIAL REC'G & STORAGE
========================================
+ Engineering - Marathon
----------------------------------------
                              ***   ***  ***
----------------------------------------
+ Engineering - Fluor Daniel
----------------------------------------
                              ***   ***  ***
----------------------------------------
+ Client - Republic
----------------------------------------
                              ***   ***  ***
----------------------------------------
+ Procurement
----------------------------------------
                              ***   ***  ***
----------------------------------------
+ Construction
----------------------------------------
                              ***   ***  ***
----------------------------------------
                                                                        Sheet 1 of 3                 June 11, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Project Start   ***      ***  Early Bar                    Republic Paper                 Date       Revision    Checked  Approved
Project Finish  ***      ***  Progress Bar               Exhibit 6 Schedule
Data Date       01JUN98  ***  Critical Activity        (Target Completion Date)
Run Date        11JUN98

   /c/ Primavera Systems, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 Activity                    Early      Early                       1998                               1999                 2000
Description                  Start      Finish         F  M  A  M  J  J  A  S  O  N  D  J  F  M  A  M  J  J  A  S  O  N  D  J  F  M
------------------------------------------------------------------------------------------------------------------------------------
02 - RECYCLED FIBER PLANT
=====================================================
+  Engineering - Marathon
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
+  Client - Republic
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
+  Procurement
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
+  Construction
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
03 - PAPER MACHINE & ROLL HANDLING
=====================================================
+  Engineering - Marathon
-----------------------------------------------------
                             ***        ***           ***
-----------------------------------------------------
+  Engineering - Fluor Daniel
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
+  Client - Republic
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
+  Procurement
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
+  Construction
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
04 - ROLL STORAGE & SHIPPING
=====================================================
+  Engineering - Marathon
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
+  Engineering - Fluor Daniel
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
+  Procurement
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
+  Construction
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
05 - BOILER & UTILITIES
=====================================================
+  Engineering - Marathon
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
+  Engineering - Fluor Daniel
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
+  Client - Republic
-----------------------------------------------------
                            ***         ***           ***
-----------------------------------------------------
+  Procurement
-----------------------------------------------------
                            ***         ***           ***
----------------------------------------------------------------------------------------------------------------------------------

                                 Sheet 2 of 3

    Activity                 Early         Early                    1998                              1999                   2000
  Description                Start         Finish       F  M  A  M  J  J  A  S  O  N  D  J  F  M  A  M  J  J  A  S  O  N  D  J  F  M
------------------------------------------------------------------------------------------------------------------------------------
+ Construction
--------------------------------------------------------
                               ***            ***        ***
--------------------------------------------------------
06 - WATER RECYCLE/EFFLUENT TREATMENT
========================================================
+ Engineering - Marathon
--------------------------------------------------------
                               ***            ***        ***
--------------------------------------------------------
+ Procurement
--------------------------------------------------------
                               ***            ***        ***
--------------------------------------------------------
+ Construction
--------------------------------------------------------
                               ***            ***        ***
--------------------------------------------------------
07 - POWER DISTRIBUTION
========================================================
+ Engineering - Marathon
--------------------------------------------------------
                               ***            ***        ***
--------------------------------------------------------
+ Construction
--------------------------------------------------------
                               ***            ***        ***
--------------------------------------------------------
08 - OFFICE & SHOP/STOREROOM
========================================================
+ Engineering - Marathon
--------------------------------------------------------
                               ***            ***        ***
--------------------------------------------------------
+ Engineering - Fluor Daniel
--------------------------------------------------------
                               ***            ***        ***
--------------------------------------------------------
+ Procurement
--------------------------------------------------------
                               ***            ***        ***
--------------------------------------------------------
+ Construction - Office
--------------------------------------------------------
                               ***            ***        ***
--------------------------------------------------------
+ Construction - Shop/Showroom
--------------------------------------------------------
                               ***            ***        ***
------------------------------------------------------------------------------------------------------------------------------------

                                 Sheet 3 of 3

                                   EXHIBIT 7
                                   ---------

                  VOITH SULZER PAPER TECHNOLOGY "AS PURCHASED"
                  --------------------------------------------
                  TECHNICAL SPECIFICATIONS DATED 26 MARCH 1998
                  --------------------------------------------

                                   EXHIBIT 7

     VOITH SULZER PAPER TECHNOLOGY "AS PURCHASED" TECHNICAL SPECIFICATION
                              DATED 26 MARCH 1998

--------------------------------------------------------------------------------












































-------------------------------------------------------------------------------

                   [LETTERHEAD OF VOITH SULZER APPEARS HERE]


26 March 1998


Ms. Jane Hughes C302C
Fluor Daniel, Inc.
100 Fluor Daniel Drive
Greenville, SC 29607-2762


Subject:  New Gypsum Board Machine
          VSPT Contract No. 0199
          Project Codeword: TRIPLE PLAY

Dear Ms. Hughes,

Enclosed are the Voith Sulzer "As Purchased" technical specifications for the Triple Play project.

Included are detailed specifications for the Recycle Fiber Plant & PM Peripherals and the Gypsum Board Machine.

We thank you for the opportunity to work with you on this project. Should you have any questions or need any information, please contact our Project Manager, Rudy Moergeli.

Very truly yours,

VOITH SULZER PAPER TECHNOLOGY

/s/ GARY P. MINK

Gary P. Mink
Sr. Sales Correspondent
Capital Equipment Sales


encl.: as noted above

c:  Mr. Jim Nelson / Republic Paperboard Company
    Mr. David Verbrick / Marathon Engineers

    Mr. Rudy Moergeli, VSMI / Project Manager
    Mrs. Linda Knapp, VSMI / Contracts Administrator
    Mr. Erwin Holzinger, VSMI / Applications Engineer

                  [LETTERHEAD OF VOITH SULZER, APPEARS HERE]


                                 |
                                 |
                                 |           "AS PURCHASED"
                                 |
                                 |
                                 |
                                 |
                                 |
                                 |      TECHNICAL SPECIFICATIONS
                                 |
                                 |                  FOR
                                 |
                                 |         RECYCLE FIBER PLANT
                                 |
                                 |                  &
                                 |
                                 |     PAPER MACHINE PERIPHERALS
                                 |
                                 |
                                 |
                                 |   Project Codeword:
                                 |
                                 |             TRIPLE PLAY
                                 |
                                 |
                                 |   Voith Sulzer Contract No.:
                                 |
                                 |                0199
                                 |
                                 |
                                 |
                                 |            24 MARCH 1998
                                 |
                                 |
                                 |

                  [LETTERHEAD OF VOITH SULZER, APPEARS HERE]


                                 |
                                 |
                                 |           "AS PURCHASED"
                                 |
                                 |
                                 |
                                 |
                                 |
                                 |      TECHNICAL SPECIFICATIONS
                                 |
                                 |                  FOR
                                 |
                                 |      NEW GYPSUM BOARD MACHINE
                                 |
                                 |
                                 |
                                 |
                                 |
                                 |
                                 |
                                 |   Project Codeword:
                                 |
                                 |             TRIPLE PLAY
                                 |
                                 |
                                 |   Voith Sulzer Contract No.:
                                 |
                                 |                0199
                                 |
                                 |
                                 |
                                 |            24 MARCH 1998
                                 |
                                 |
                                 |

                  [LETTERHEAD OF VOITH SULZER, APPEARS HERE]


                                 |
                                 |
                                 |           "AS PURCHASED"
                                 |
                                 |
                                 |
                                 |
                                 |
                                 |              WARRANTIES
                                 |
                                 |                  FOR
                                 |
                                 |       STOCK PREPARATION SYSTEM
                                 |                  &
                                 |          GYPSUM BOARD MACHINE
                                 |
                                 |
                                 |
                                 |   Project Codeword:
                                 |
                                 |             TRIPLE PLAY
                                 |
                                 |
                                 |   Voith Sulzer Contract No.:
                                 |
                                 |                0199
                                 |
                                 |
                                 |
                                 |            24 MARCH 1998
                                 |
                                 |
                                 |

                                   EXHIBIT 8
                                   ---------

                            ENVIRONMENTAL DOCUMENTS
                            -----------------------

                      EXHIBIT 8 - ENVIRONMENTAL DOCUMENTS

-------------------------------------------------------------------------------


QST Environmental

Phase I Environmental Assessment

QST Project No. 539-8075
































-------------------------------------------------------------------------------

                                                      [LOGO OF QST ENVIRONMENTAL
                                                                   APPEARS HERE]


March 30, 1998

Mr. Tom Jagiella
Republic Group Incorporated
P.O. Box 1307
Hutchinson, Kansas 67501

RE:     Phase I Environmental Assessment
        Vacant Parcel
        Lee Boulevard & Ard Street, Lawton, Oklahoma
        QST Project No. 539-8075

Dear Mr. Jagiella:

Enclosed please find one copy of the Final Phase I Environmental Assessment for the above referenced property.

QST Environmental Inc. appreciates this opportunity to be of service to Republic Group Inc. Please call our office if you have any questions.

Sincerely,

QST ENVIRONMENTAL INC.


/s/ CRAIG T. CABRERA                            /s/ TERESA A. KEE, CHMM
Craig T. Cabrera                                Teresa A. Kee, CHMM
Senior Staff Scientist                          Senior Project Scientist

--------------------------------------------------------------------------------











                          Privileged and Confidential

                       Phase I Environmental Assessment

                          Lee Boulevard & Ard Street

                               Lawton, Oklahoma




                                 Prepared for:

                         Fluor Daniel Forest Products

                             100 Fluor Daniel Dr.

                          Greenville, South Carolina

                                  29607-2767



                                 Prepared by:
                            QST Environmental Inc.
                         5440 N. Cumberland, Suite 111
                            Chicago, Illinois 60656


                                March 30, 1998

                           QST Project No. 539-8075











--------------------------------------------------------------------------------

                                                Phase I Environmental Assessment
Privileged and Confidential                                     Lawton, Oklahoma
--------------------------------------------------------------------------------



                 9.0 Signatures of Environmental Professionals


This report pertains to the property at the northeast corner Lee Boulevard and Ard Street, Lawton, Oklahoma. Our professional services have been performed using the degree of care and skill ordinarily exercised under similar circumstances by other environmental professionals practicing in this field.


The representations made in this report are accurate and true to the best knowledge of the undersigned.




REPORT PREPARED BY:


/s/ CRAIG T. CABRERA                                           3/31/98
---------------------------------                              ------------
    Craig T. Cabrera                                           Date
    Senior Staff Scientist



UNDER REVIEW BY:


/s/ Michael J. Hoffman                                         3/31/98
---------------------------------                              ------------
    Michael J. Hoffman, P.E.                                   Date
    Senior Project Engineer














--------------------------------------------------------------------------------
                                      21